Prospectus - May 3, 1999
--------------------------------------------------------------------------------

[sidebar]

The Funds

Aetna Ascent VP

Aetna Balanced VP, Inc.

Aetna Income Shares d/b/a Aetna Bond VP

Aetna Crossroads VP

Aetna Growth VP

Aetna Variable Fund d/b/a Aetna Growth and Income VP

Aetna High Yield VP

Aetna Index Plus Large Cap VP

Aetna Index Plus Mid Cap VP

Aetna Index Plus Small Cap VP

Aetna International VP

Aetna Legacy VP

Aetna Variable Encore Fund d/b/a Aetna Money Market VP

Aetna Real Estate Securities VP

Aetna Small Company VP

Aetna Value Opportunity VP

AIM V.I. Capital Appreciation Fund

AIM V.I. Growth Fund

AIM V.I. Growth and Income Fund

AIM V.I. Value Fund

Calvert Social Balanced Portfolio

Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio

Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio

Fidelity Variable Insurance Products Fund (VIP) Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II) Contrafund Portfolio

Janus Aspen Aggressive Growth Portfolio

Janus Aspen Balanced Portfolio

Janus Aspen Flexible Income Portfolio

Janus Aspen Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

Oppenheimer Global Securities Fund/VA

Oppenheimer Strategic Bond Fund/VA

Portfolio Partners MFS Emerging Equities Portfolio

Portfolio Partners MFS Research Growth Portfolio

Portfolio Partners MFS Value Equity Portfolio

Portfolio Partners Scudder International Growth Portfolio

Portfolio Partners T. Rowe Price Growth Equity Portfolio

[end sidebar]


The Contracts. The contracts described in this prospectus are individual deferred fixed or variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the Company, we, us, our). They are intended to qualify as either a traditional Individual Retirement Annuity (IRA) under section 408(b) of the Internal Revenue Code of 1986 as amended (Tax Code) or a Roth IRA under section 408A. Additionally, the traditional IRA may be used as a funding option for a Simplified Employee Pension (SEP) plan under section 408(k). The contracts are not currently available as a Simple IRA under section 408(p).

Why Reading this Prospectus is Important. This prospectus contains facts about the contract and its investment options that you should know before purchasing. Read this prospectus carefully. If you purchase the contract, retain this prospectus for future reference.

Table of Contents . . . page 3

Contract Design. The contracts described in this prospectus are designed to:

>Help you save for retirement while receiving beneficial tax treatment

>Offer a variety of investment options to help meet long-term financial goals

>Provide a benefit to a beneficiary in the event of death

>Provide future income payments for life or for a specified period

Getting Additional Information. You may obtain the May 3, 1999 Statement of Additional Information (SAI) about the separate account by indicating your request on your application or calling the Company at 1-800-531-4547. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Securities and Exchange Commission (SEC) web site, http://www.sec.gov and may also be obtained, free of charge, by contacting the SEC Public Reference Room at 202-942-8090. The SAI table of contents is listed on page 36 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the Guaranteed Accumulation Account prospectus, if applicable. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

The contracts are not deposits with, obligations of, or guaranteed or endorsed by any bank, nor are they insured by the FDIC. The contracts are subject to investment risk, including possible loss of the principal amount invested.

Investment Options. The contract offers variable investment options and fixed interest options. When we establish your account you instruct us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts or in some states.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds (funds) listed on this page. Earnings on amounts invested in a

--------------------------------------------------------------------------------

subaccount will vary depending on the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

The funds in which the subaccounts invest have various risks. For information about risks of investing in the funds see "Investment Options" in this prospectus and each fund prospectus. Read this prospectus in conjunction with the fund prospectuses and retain the prospectuses for future reference.

Fixed Interest Options.

>Guaranteed Interest Account

>Fixed Account

>Guaranteed Accumulation Account (available in New York only)

Except as specifically mentioned, this prospectus describes only the variable investment options. We describe the fixed interest options in Appendices I, II and III of this prospectus. There is also a separate Guaranteed Accumulation Account prospectus.

                          TABLE OF CONTENTS


 Contract Overview ..........................................  4
 Contract Design
 1994 Contracts and 1992 Contracts
 Contract Facts
 Questions: Contacting the Company (sidebar)
 Sending Forms and Written Requests in Good Order (sidebar)
 Contract Phases: Accumulation Phase, Income Phase

Fee Table ...................................................  6
Condensed Financial Information ............................. 12
Investment Options .......................................... 12
Transfers ................................................... 13
Purchase .................................................... 14
Right to Cancel ............................................. 16
Fees ........................................................ 16
Your Account Value .......................................... 20
Withdrawals ................................................. 22
Systematic Distribution Options ............................. 23
Death Benefit ............................................... 24
The Income Phase ............................................ 25
Taxation .................................................... 28
Other Topics ................................................ 32

The Company -- Variable Annuity Account C -- Performance Reporting -- Voting
Rights -- Contract Distribution -- Contract Modification -- Legal Matters and
Proceedings -- Involuntary Terminations -- Payment Delay or Suspension -- Year
2000 Readiness

Contents of the Statement of Additional Information ......... 36
Appendix I -- Guaranteed Interest Account ................... 37
Appendix II -- Fixed Account ................................ 38
Appendix III -- Guaranteed Accumulation Account ............. 39
Appendix IV -- Description of Underlying Funds .............. 41
Appendix V -- Condensed Financial Information ............... 61

[sidebar]
Questions: Contacting the Company. Contact your Company representative or write or call our Home Office at:

Aetna Retirement Services
Individual Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1258

1-800-531-4547

Sending Forms and Written Requests in Good Order.

If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your Company representative or our Home Office to learn what information is required in order for the request to be in "good order." We can only act upon written requests that are received in good order.
[end sidebar]

Contract Overview
--------------------------------------------------------------------------------

The following is a summary. Please read each section of this prospectus for additional information.

Contract Design

The contracts described in this prospectus are individual, deferred, fixed or variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the Company, we, us, our). They are intended to be retirement savings vehicles that receive beneficial tax treatment and offer a variety of investment options to help meet long-term financial goals.

1994 Contracts and 1992 Contracts

Throughout the prospectus we refer to 1994 contracts and 1992 contracts.

1994 Contracts: We began selling these contracts in 1994 and we are currently selling these contracts. You have a 1994 contract if your contract form number, located on the bottom of the first and last page of your contract, begins with the letters IRA-CDA-IC. In some cases the form number will appear as IRA-CDA-93, IRA-CDA-97 or IRA-CDA-98.

1992 Contracts: We began selling these contracts in 1992 and stopped sale of them during 1994. You have a 1992 contract if your contract form number, located on the bottom of the first and last page of your contract, begins with the letters IP-CDA-IB.

Contract Facts

Free Look/Right to Cancel: You may cancel the contract within ten days of receipt. See "Right to Cancel."

Death Benefit: Your beneficiary may receive a benefit in the event of your death prior to the income phase. Benefits during the income phase depend upon the payment option selected. See "Death Benefit" and "The Income Phase."

Withdrawals: During the accumulation phase, you may withdraw all or part of your account value. Amounts withdrawn may be subject to an early withdrawal charge, other deductions, tax withholding and taxation. See "Withdrawals" and "Taxation."

Systematic Distribution Options: These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees: Certain fees are deducted from your account value. See "Fee Table" and "Fees."

Taxation: The Tax Code has certain rules that apply to amounts accumulated and distributed under the contracts. Tax penalties may apply if rules are not followed. See "Taxation."

                              Contract Phases

I. The Accumulation Phase (accumulating retirement benefits)

[chart]

                                 --------------
                                   Payments to
                                  Your Account
                                 --------------
                               Step 1 [down arrow]
                   ------------------------------------------
                    Aetna Life Insurance and Annuity Company
                   ------------------------------------------
                  a) [down arrow]     Step 2    b) [down arrow]
                  ---------------  -----------------------------
                                         Variable Annuity
                      Fixed                 Account C
                     Interest
                     Options        Variable Investment Options
                  ---------------  -----------------------------
                                         The Subaccounts
                                   -----------------------------
                                       A       B       Etc.
                                   -----------------------------
                                 [down arrow] Step 3    [down arrow]
                                   -----------------
                                    Mutual   Mutual
                                    Fund A   Fund B
                                   -----------------

[end chart]

STEP 1: You provide us with your completed application and initial payment. We establish an account for you.

STEP 2: You direct us to invest payments in one or more of the following:

(a) Fixed Interest Options

(b) Variable Investment Options (The variable investment options are the subaccounts of Variable Annuity Account C. Each one invests in a specific mutual fund.)

STEP 3: Each subaccount you select purchases shares of its corresponding fund.

II. The Income Phase. The contract offers several payment options (see "The Income Phase"). In general, you may:

>Receive payments for a specified period of time or for life

>Receive payments monthly, quarterly, semi-annually or annually

>Select an option that provides a death benefit to beneficiaries

>Select fixed payments or variable payments that vary based on the performance of the variable investment options you select

[sidebar]
In this Section:

>Maximum Transaction Fees

>Maximum Fees Deducted from the Subaccounts

>Fees Deducted by the Funds

>Hypothetical Examples of Account Fees Incurred Over Time

See "Fees" for:

>How, When and Why Fees are Deducted

>Reduction, Waiver and/or Elimination of Certain Fees

>Premium and Other Taxes

See "Income Phase" for:

>Fees During the Income  Phase
[end sidebar]


Fee Table
--------------------------------------------------------------------------------

The tables and examples in this section show the fees your account may incur while accumulating dollars under the contract (the accumulation phase). See "The Income Phase" for fees that may apply after you begin receiving payments under the contract. The fees shown below do not reflect any premium tax that may apply.

Maximum Transaction Fees

Early Withdrawal Charge. This charge is a percentage of the amount withdrawn.(1) See "Fees -- Early Withdrawal Charge" for a description of which early withdrawal charge schedule applies to each contract.

                       Schedule A
--------------------------------------------------------
 Contract Years                 Early Withdrawal Charge
 Fewer than 1                              1%
 1 or more                                 0%

                       Schedule B
--------------------------------------------------------
 Contract Years                 Early Withdrawal Charge
 Less than 5                               5%
 5 or more but fewer than 6                4%
 6 or more but fewer than 7                3%
 7 or more but fewer than 8                2%
 8 or more but fewer than 9                1%
 9 or more                                 0%

                       Schedule C
--------------------------------------------------------
 Contract Years                 Early Withdrawal Charge
 Less than 2                               6%
 2 or more but fewer than 3                5%
 3 or more but fewer than 4                4%
 4 or more but fewer than 5                3%
 5 or more but fewer than 6                2%
 6 or more but fewer than 7                1%
 7 or more                                 0%

Annual Maintenance Fee................................................$25.00(2)

Transfer Charge........................................................$0.00(3)

Maximum Fees Deducted from the Subaccounts
(Daily deductions equal to the given percentage on an annual basis)

Mortality and Expense Risk Charge......................................1.25%(4)

Administrative Expense Charge..........................................0.00%(5)
                                                                       -----

Total Separate Account Expenses........................................1.25%
                                                                       =====
 6

(1) The total early withdrawal charge deducted will not exceed 8.5% of the total purchase payments made to a contract. See "Fees -- Early Withdrawal Charge."

(2) The annual maintenance fee may be waived if your account value is $10,000 or greater on the day before the maintenance fee is deducted. Additionally, for 1992 contracts, if the initial purchase payment was $10,000 or greater, the annual maintenance fee is $0. See "Fees -- Annual Maintenance Fee."

(3) During the accumulation phase, we allow you twelve free transfers among investment options each calendar year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. See "Transfers."

(4) This illustrates the maximum mortality and expense risk charge that may be deducted under the contracts. For 1994 contracts, which we currently sell, this charge may be reduced to 1.15% under certain circumstances. See "Fees -- Mortality and Expense Risk Charge."

(5) We currently do not impose this charge, however, if allowed by your contract, we reserve the right to charge up to 0.25% annually. See "Fees -- Administrative Expense Charge."

Fees Deducted by the Funds

Using this Information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectus.

How Fees are Deducted. Fund fees are not deducted from account values. Instead, they are deducted from the value of fund shares on a daily basis, which in turn affects the value of each subaccount on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund and are based on figures for the year ended December 31, 1998.

                              Fund Expense Table


                                                                                  Total Fund                  Net Fund
                                                                                    Annual                     Annual
                                                                                   Expenses                   Expenses
                                                          Investment                Without       Total        After
                                                           Advisory      Other    Waivers or   Waivers and   Waivers or
                        Fund Name                           Fees(1)    Expenses   Reductions    Reductions   Reductions
-------------------------------------------------------- ------------ ---------- ------------ ------------- -----------
Aetna Ascent VP(2)(3)                                       0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Balanced VP, Inc.(3)                                  0.50%       0.09%       0.59%            --         0.59%
Aetna Bond VP(3)                                            0.40%       0.10%       0.50%            --         0.50%
Aetna Crossroads VP(2)(3)                                   0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Growth VP(2)(3)                                       0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Growth and Income VP(3)                               0.50%       0.08%       0.58%            --         0.58%
Aetna High Yield VP(2)(3)                                   0.65%       0.40%       1.05%          0.25%        0.80%
Aetna Index Plus Large Cap VP(2)(3)                         0.35%       0.10%       0.45%          0.00%        0.45%
Aetna Index Plus Mid Cap VP(2)(3)                           0.40%       0.51%       0.91%          0.31%        0.60%
Aetna Index Plus Small Cap VP(2)(3)                         0.40%       0.61%       1.01%          0.41%        0.60%
Aetna International VP(2)(3)                                0.85%       1.22%       2.07%          0.92%        1.15%
Aetna Legacy VP(2)(3)                                       0.60%       0.16%       0.76%          0.00%        0.76%
Aetna Money Market VP(3)                                    0.25%       0.09%       0.34%            --         0.34%
Aetna Real Estate Securities VP(2)(3)                       0.75%       0.73%       1.48%          0.53%        0.95%
Aetna Small Company VP(2)(3)                                0.75%       0.14%       0.89%          0.00%        0.89%
Aetna Value Opportunity VP(2)(3)                            0.60%       0.14%       0.74%          0.00%        0.74%
AIM V.I. Capital Appreciation Fund(4)                       0.62%       0.05%       0.67%            --         0.67%
AIM V.I. Growth Fund(4)                                     0.64%       0.08%       0.72%            --         0.72%
AIM V.I. Growth and Income Fund(4)                          0.61%       0.04%       0.65%            --         0.65%
AIM V.I. Value Fund(4)                                      0.61%       0.05%       0.66%            --         0.66%
Calvert Social Balanced Portfolio(5)                        0.70%       0.18%       0.88%          0.02%        0.86%
Fidelity VIP Equity-Income Portfolio(6)                     0.49%       0.09%       0.58%          0.01%        0.57%
Fidelity VIP Growth Portfolio(6)                            0.59%       0.09%       0.68%          0.02%        0.66%
Fidelity VIP Overseas Portfolio(6)                          0.74%       0.17%       0.91%          0.02%        0.89%
Fidelity VIP II Contrafund Portfolio(6)                     0.59%       0.11%       0.70%          0.04%        0.66%
Janus Aspen Aggressive Growth Portfolio(7)                  0.72%       0.03%       0.75%          0.00%        0.75%
Janus Aspen Balanced Portfolio(7)                           0.72%       0.02%       0.74%          0.00%        0.74%
Janus Aspen Flexible Income Portfolio(7)                    0.65%       0.08%       0.73%          0.00%        0.73%
Janus Aspen Growth Portfolio(7)                             0.72%       0.03%       0.75%          0.07%        0.68%
Janus Aspen Worldwide Growth Portfolio(7)                   0.67%       0.07%       0.74%          0.02%        0.72%
Oppenheimer Global Securities Fund/VA(4)                    0.68%       0.06%       0.74%            --         0.74%
Oppenheimer Strategic Bond Fund/VA(4)                       0.74%       0.06%       0.80%            --         0.80%
Portfolio Partners MFS Emerging Equities Portfolio(8)       0.68%       0.13%       0.81%          0.00%        0.83%
Portfolio Partners MFS Research Growth Portfolio(8)         0.70%       0.15%       0.85%            --         0.85%
Portfolio Partners MFS Value Equity Portfolio(8)            0.65%       0.25%       0.90%            --         0.90%
Portfolio Partners Scudder International Growth
 Portfolio(8)                                               0.80%       0.20%       1.00%            --         1.00%
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio(8)                                               0.60%       0.15%       0.75%            --         0.75%

Footnotes to the "Fund Expense Table"

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors. For the AIM Funds, the reimbursements may be paid out of fund assets in an amount up to 0.25% annually. Any such reimbursements paid from the AIM Funds' assets are included in the "Other Expenses" column.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(4) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

(5) The figures above are based on expenses for fiscal year 1998, and have been restated to reflect the elimination of a performance adjustment. The restatement includes the addition of 0.01% to the portfolio management fee. Other Expenses reflect an indirect fee of 0.02% relating to an expense offset arrangement with the portfolio's custodian. Amounts shown under Total Waivers and Reductions reflect a voluntary reduction of fees paid indirectly.

(6) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.

(7) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement.

(8) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.

Hypothetical Examples

Account Fees Incurred Over Time. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the account, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted total fund annual expenses, the maximum mortality and expense risk charge of 1.25% annually, and the maximum annual maintenance fee of $25 (converted to a percentage of assets equal to 0.090%). The total annual fund expenses used are those shown in the column "Total Annual Expenses without Waivers or Reductions" in the Fund Expense Table.

> These examples are purely hypothetical

> They should not be considered a representation of past or future fees or expected returns

> Actual expenses and/or returns may be more or less than those shown in these examples

                                                                     EXAMPLE A
                                                      ---------------------------------------
                                                      If you withdraw your entire account
                                                      value at the end of the periods shown,
                                                      you would pay the following expenses,
                                                      including any charge assessed under
                                                      early withdrawal charge schedule A:

                                                      1 Year   3 Years   5 Years   10 Years
                                                      -------- --------- --------- ----------
Aetna Ascent VP                                          $21      $ 65      $112      $242
Aetna Balanced VP, Inc.                                  $20      $ 61      $104      $225
Aetna Bond VP                                            $19      $ 58      $100      $216
Aetna Crossroads VP                                      $21      $ 65      $112      $242
Aetna Growth VP                                          $21      $ 65      $112      $242
Aetna Growth and Income VP                               $20      $ 60      $104      $224
Aetna High Yield VP                                      $24      $ 75      $128      $273
Aetna Index Plus Large Cap VP                            $18      $ 56      $ 97      $211
Aetna Index Plus Mid Cap VP                              $23      $ 70      $120      $258
Aetna Index Plus Small Cap VP                            $24      $ 73      $126      $269
Aetna International VP                                   $34      $105      $177      $369
Aetna Legacy VP                                          $21      $ 66      $113      $243
Aetna Money Market VP                                    $17      $ 53      $ 91      $199
Aetna Real Estate Securities VP                          $29      $ 87      $149      $315
Aetna Small Company VP                                   $23      $ 70      $119      $256
Aetna Value Opportunity VP                               $21      $ 65      $112      $241
AIM V.I. Capital Appreciation Fund                       $20      $ 63      $108      $234
AIM V.I. Growth Fund                                     $21      $ 65      $111      $239
AIM V.I. Growth and Income Fund                          $20      $ 62      $107      $232
AIM V.I. Value Fund                                      $20      $ 63      $108      $233
Calvert Social Balanced Portfolio                        $23      $ 69      $119      $255
Fidelity VIP Equity-Income Portfolio                     $20      $ 60      $104      $224
Fidelity VIP Growth Portfolio                            $21      $ 63      $109      $235
Fidelity VIP Overseas Portfolio                          $23      $ 70      $120      $258
Fidelity VIP II Contrafund Portfolio                     $21      $ 64      $110      $237
Janus Aspen Aggressive Growth Portfolio                  $21      $ 65      $112      $242
Janus Aspen Balanced Portfolio                           $21      $ 65      $112      $241
Janus Aspen Flexible Income Portfolio                    $21      $ 65      $111      $240
Janus Aspen Growth Portfolio                             $21      $ 65      $112      $242
Janus Aspen Worldwide Growth Portfolio                   $21      $ 65      $112      $241
Oppenheimer Global Securities Fund/VA                    $21      $ 65      $112      $241
Oppenheimer Strategic Bond Fund/VA                       $22      $ 67      $115      $247
Portfolio Partners MFS Emerging Equities Portfolio       $22      $ 67      $115      $248
Portfolio Partners MFS Research Growth Portfolio         $22      $ 69      $117      $252
Portfolio Partners MFS Value Equity Portfolio            $23      $ 70      $120      $257
Portfolio Partners Scudder International Growth
 Portfolio                                               $24      $ 73      $125      $268
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio                                               $21      $ 65      $112      $242


                                                                    EXAMPLE B
                                                      --------------------------------------
                                                      If you withdraw your entire account
                                                      value at the end of the periods shown,
                                                      you would pay the following expenses,
                                                      including any charge assessed under
                                                      early withdrawal charge schedule B:

                                                      1 Year   3 Years   5 Years   10 Years
                                                      -------- --------- --------- ---------
Aetna Ascent VP                                          $73      $120      $159      $242
Aetna Balanced VP, Inc.                                  $71      $115      $151      $225
Aetna Bond VP                                            $70      $113      $146      $216
Aetna Crossroads VP                                      $73      $120      $159      $242
Aetna Growth VP                                          $73      $120      $159      $242
Aetna Growth and Income VP                               $71      $115      $150      $224
Aetna High Yield VP                                      $76      $129      $173      $273
Aetna Index Plus Large Cap VP                            $70      $111      $144      $211
Aetna Index Plus Mid Cap VP                              $74      $125      $166      $258
Aetna Index Plus Small Cap VP                            $75      $127      $171      $269
Aetna International VP                                   $85      $157      $221      $369
Aetna Legacy VP                                          $73      $120      $159      $243
Aetna Money Market VP                                    $69      $108      $138      $199
Aetna Real Estate Securities VP                          $80      $141      $193      $315
Aetna Small Company VP                                   $74      $124      $165      $256
Aetna Value Opportunity VP                               $73      $120      $158      $241
AIM V.I. Capital Appreciation Fund                       $72      $118      $155      $234
AIM V.I. Growth Fund                                     $72      $119      $157      $239
AIM V.I. Growth and Income Fund                          $72      $117      $154      $232
AIM V.I. Value Fund                                      $72      $117      $154      $233
Calvert Social Balanced Portfolio                        $74      $124      $165      $255
Fidelity VIP Equity-Income Portfolio                     $71      $115      $150      $224
Fidelity VIP Growth Portfolio                            $72      $118      $155      $235
Fidelity VIP Overseas Portfolio                          $74      $125      $166      $258
Fidelity VIP II Contrafund Portfolio                     $72      $119      $156      $237
Janus Aspen Aggressive Growth Portfolio                  $73      $120      $159      $242
Janus Aspen Balanced Portfolio                           $73      $120      $158      $241
Janus Aspen Flexible Income Portfolio                    $72      $119      $158      $240
Janus Aspen Growth Portfolio                             $73      $120      $159      $242
Janus Aspen Worldwide Growth Portfolio                   $73      $120      $158      $241
Oppenheimer Global Securities Fund/VA                    $73      $120      $158      $241
Oppenheimer Strategic Bond Fund/VA                       $73      $121      $161      $247
Portfolio Partners MFS Emerging Equities Portfolio       $73      $122      $161      $248
Portfolio Partners MFS Research Growth Portfolio         $74      $123      $163      $252
Portfolio Partners MFS Value Equity Portfolio            $74      $124      $166      $257
Portfolio Partners Scudder International Growth
 Portfolio                                               $75      $127      $171      $268
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio                                               $73      $120      $159      $242

> These examples are purely hypothetical

> They should not be considered a representation of past or future fees or expected returns

> Actual expenses and/or returns may be more or less than those shown in these examples

                                                                     EXAMPLE C
                                                      ---------------------------------------
                                                      If you withdraw your entire account
                                                      value at the end of the periods shown,
                                                      you would pay the following expenses,
                                                      including any charge assessed under
                                                      early withdrawal charge schedule C:

                                                      1 Year   3 Years   5 Years   10 Years
                                                      -------- --------- --------- ----------
Aetna Ascent VP                                          $83      $109      $135      $242
Aetna Balanced VP, Inc.                                  $81      $104      $127      $225
Aetna Bond VP                                            $81      $102      $123      $216
Aetna Crossroads VP                                      $83      $109      $135      $242
Aetna Growth VP                                          $83      $109      $135      $242
Aetna Growth and Income VP                               $81      $104      $127      $224
Aetna High Yield VP                                      $86      $118      $150      $273
Aetna Index Plus Large Cap VP                            $80      $100      $120      $211
Aetna Index Plus Mid Cap VP                              $84      $114      $143      $258
Aetna Index Plus Small Cap VP                            $85      $117      $148      $269
Aetna International VP                                   $95      $147      $199      $369
Aetna Legacy VP                                          $83      $109      $136      $243
Aetna Money Market VP                                    $79      $ 97      $115      $199
Aetna Real Estate Securities VP                          $90      $130      $171      $315
Aetna Small Company VP                                   $84      $113      $142      $256
Aetna Value Opportunity VP                               $83      $109      $135      $241
AIM V.I. Capital Appreciation Fund                       $82      $107      $131      $234
AIM V.I. Growth Fund                                     $83      $108      $134      $239
AIM V.I. Growth and Income Fund                          $82      $106      $130      $232
AIM V.I. Value Fund                                      $82      $106      $131      $233
Calvert Social Balanced Portfolio                        $84      $113      $142      $255
Fidelity VIP Equity-Income Portfolio                     $81      $104      $127      $224
Fidelity VIP Growth Portfolio                            $82      $107      $132      $235
Fidelity VIP Overseas Portfolio                          $84      $114      $143      $258
Fidelity VIP II Contrafund Portfolio                     $82      $108      $133      $237
Janus Aspen Aggressive Growth Portfolio                  $83      $109      $135      $242
Janus Aspen Balanced Portfolio                           $83      $109      $135      $241
Janus Aspen Flexible Income Portfolio                    $83      $108      $134      $240
Janus Aspen Growth Portfolio                             $83      $109      $135      $242
Janus Aspen Worldwide Growth Portfolio                   $83      $109      $135      $241
Oppenheimer Global Securities Fund/VA                    $83      $109      $135      $241
Oppenheimer Strategic Bond Fund/VA                       $83      $111      $138      $247
Portfolio Partners MFS Emerging Equities Portfolio       $84      $111      $138      $248
Portfolio Partners MFS Research Growth Portfolio         $84      $112      $140      $252
Portfolio Partners MFS Value Equity Portfolio            $84      $113      $143      $257
Portfolio Partners Scudder International Growth
 Portfolio                                               $85      $116      $148      $268
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio                                               $83      $109      $135      $242


                                                                    EXAMPLE D
                                                      -------------------------------------
                                                      If you leave your entire account value
                                                      invested or if you select an income
                                                      phase payment option at the end of the
                                                      periods shown, you would pay the
                                                      following expenses, (no early withdrawal
                                                      charge is reflected):*

                                                      1 Year   3 Years   5 Years   10 Years
                                                      -------- --------- --------- ---------
Aetna Ascent VP                                          $21      $ 65      $112      $242
Aetna Balanced VP, Inc.                                  $20      $ 61      $104      $225
Aetna Bond VP                                            $19      $ 58      $100      $216
Aetna Crossroads VP                                      $21      $ 65      $112      $242
Aetna Growth VP                                          $21      $ 65      $112      $242
Aetna Growth and Income VP                               $20      $ 60      $104      $224
Aetna High Yield VP                                      $24      $ 75      $128      $273
Aetna Index Plus Large Cap VP                            $18      $ 56      $ 97      $211
Aetna Index Plus Mid Cap VP                              $23      $ 70      $120      $258
Aetna Index Plus Small Cap VP                            $24      $ 73      $126      $269
Aetna International VP                                   $34      $105      $177      $369
Aetna Legacy VP                                          $21      $ 66      $113      $243
Aetna Money Market VP                                    $17      $ 53      $ 91      $199
Aetna Real Estate Securities VP                          $29      $ 87      $149      $315
Aetna Small Company VP                                   $23      $ 70      $119      $256
Aetna Value Opportunity VP                               $21      $ 65      $112      $241
AIM V.I. Capital Appreciation Fund                       $20      $ 63      $108      $234
AIM V.I. Growth Fund                                     $21      $ 65      $111      $239
AIM V.I. Growth and Income Fund                          $20      $ 62      $107      $232
AIM V.I. Value Fund                                      $20      $ 63      $108      $233
Calvert Social Balanced Portfolio                        $23      $ 69      $119      $255
Fidelity VIP Equity-Income Portfolio                     $20      $ 60      $104      $224
Fidelity VIP Growth Portfolio                            $21      $ 63      $109      $235
Fidelity VIP Overseas Portfolio                          $23      $ 70      $120      $258
Fidelity VIP II Contrafund Portfolio                     $21      $ 64      $110      $237
Janus Aspen Aggressive Growth Portfolio                  $21      $ 65      $112      $242
Janus Aspen Balanced Portfolio                           $21      $ 65      $112      $241
Janus Aspen Flexible Income Portfolio                    $21      $ 65      $111      $240
Janus Aspen Growth Portfolio                             $21      $ 65      $112      $242
Janus Aspen Worldwide Growth Portfolio                   $21      $ 65      $112      $241
Oppenheimer Global Securities Fund/VA                    $21      $ 65      $112      $241
Oppenheimer Strategic Bond Fund/VA                       $22      $ 67      $115      $247
Portfolio Partners MFS Emerging Equities Portfolio       $22      $ 67      $115      $248
Portfolio Partners MFS Research Growth Portfolio         $22      $ 69      $117      $252
Portfolio Partners MFS Value Equity Portfolio            $23      $ 70      $120      $257
Portfolio Partners Scudder International Growth
 Portfolio                                               $24      $ 73      $125      $268
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio                                               $21      $ 65      $112      $242

-----------------
* Example D will not apply during the income phase if you selected a nonlifetime payment option with variable payments and you request a lump sum withdrawal within five years after you begin receiving payments (or within three years for 1992 contracts). In these circumstances, you would pay an early withdrawal charge, so either example A, B or C would apply.

Condensed Financial Information
--------------------------------------------------------------------------------

Understanding Condensed Financial Information. In Appendix V of this prospectus, we provide condensed financial information about the Variable Annuity Account C (the separate account) subaccounts available under the contracts. The numbers show the value of a unit in each subaccount over the past ten years. For subaccounts that were not available ten years ago, we give a history from the date of first availability.

Investment Options
--------------------------------------------------------------------------------

The contracts offer variable investment options and fixed interest options. When we establish your account you instruct us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. Earnings on amounts invested in a subaccount will vary depending on the performance and fees of its underlying fund. You do not invest directly in or hold shares in the funds.

>Fund Descriptions. We provide brief descriptions of the funds in Appendix IV.
 Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed in "Contract Overview" or by contacting the SEC's web site or the SEC Public Reference Room.

Fixed Interest Options. For descriptions of the fixed interest options, see Appendices I, II and III and the Guaranteed Accumulation Account prospectus.

Selecting Investment Options

o Choose options appropriate for you. Your Company representative can help you evaluate which funds or fixed interest options may be appropriate for your financial goals.

o Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

o Be informed. Read this prospectus, the fund prospectuses, fixed interest option appendices and the Guaranteed Accumulation Account prospectus.

Limits on Option Availability. Some funds and fixed interest options may be unavailable under certain contracts or in some states. We may add, withdraw or substitute funds, subject to the conditions in the contract and regulatory requirements.

Limits on Number of Options You May Select. You may select no more than 18 investment options during the accumulation phase. Each subaccount, the Fixed Account, and each classification of the Guaranteed Interest Account and Guaranteed Accumulation Account that you select is considered an option, even if you no longer have amounts allocated to it. For 1994 contracts, you may select no more than ten investment options at any one time.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds. (Mixed and Shared Funding)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

>Shared--bought by more than one company

>Mixed--bought for annuities and life insurance

It is possible that a conflict of interest may arise due to mixed and/or shared funding, that could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's board of directors or trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.


Transfers
--------------------------------------------------------------------------------

Transfers Among Investment Options. During the accumulation phase, you may transfer amounts among the available subaccounts. Transfers from fixed interest options are restricted as outlined in Appendices I, II and III. Requests may be made in writing or, where applicable, by telephone or electronically. Transfers must be made in accordance with the terms of the contract. You may not make transfers once you enter the income phase, see "The Income Phase."

Charges for Transfers. We currently do not charge for transfers among investment options. We do, however, reserve the right to charge a fee of $10.00 if more than 12 transfers are made in any calendar year.

Value of Transferred Dollars. The value of amounts transferred in or out of the funds will be based on the subaccount unit values next determined after we receive your request in good order at our Home Office.

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone transactions. We are not liable for losses resulting from telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Limits on Frequent Transfers. The contracts are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contracts.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

The Dollar Cost Averaging Program. The 1994 contract, which we currently sell, permits participation in our dollar cost averaging program. There is no additional charge for this service and transfers under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. Dollar cost averaging is a system for investing that buys fixed dollar amounts of an investment at regular intervals, regardless of price. Our program transfers, at regular intervals, a fixed dollar amount to one or more subaccounts that you select. Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. For additional information about this program, contact your Company representative or our Home Office at the number listed in "Contract Overview."


Purchase
--------------------------------------------------------------------------------

Contracts Available for Purchase. The contracts available for purchase are intended to qualify under the Tax Code as one of the following:

>Traditional Individual Retirement Annuity (IRA) under Tax Code section 408(b)

>Roth IRA under Tax Code section 408A

The traditional IRA may be used as a funding option for a Simplified Employee Pension (SEP) plan under Tax Code section 408(k). The contract is not available as a "Simple IRA" as defined in Tax Code section 408(p).

Eligibility. Eligibility to contribute to a traditional IRA on a pre-tax basis or to establish a Roth IRA or to rollover or transfer from a traditional IRA to a Roth IRA depends on your adjusted gross income.

How to Purchase. Complete the application and submit it to the Company directly or through your Company representative.

Acceptance or Rejection. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying payments for five business days pending acceptance. Payments may be held for longer periods only with your consent, pending acceptance of the application. If the application is rejected, the application and any payments will be returned to you.

Methods of Payment. Payments are accepted in one or more of the following methods:

>Annual contributions. The initial payment must be at least $1,000 and subsequent payments may be added as long as they meet our minimum requirements in place at that time. Installment payments are allowed, provided that each installment payment must be at least $85 (or $1,000 annually). Monthly installments must be made via automatic bank check plan.

>Rollovers or transfers from one or more of the following sources:
     o A traditional IRA under Tax Code section 408(b)
     o A Roth IRA under Tax Code section 408(a)
     o An individual retirement account under Tax Code section 408(a)
     o A tax-deferred annuity under Tax Code section 403(b)
     o A qualified pension or profit sharing plan under Tax Code section 401(a) or 401(k)

 Rollovers or transfers must be a minimum of $1,500, and subsequent rollovers or payments may be added as long as they meet our minimum requirements in place at that time.

Rollovers and direct transfers are permitted from a 401, 403(a) or a 403(b) arrangement to a traditional IRA. Distributions from these arrangements are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from a traditional IRA, subject to ordinary income tax, or from another Roth IRA.

Purchase in the State of New York. The 1994 contract, which we currently sell, is available in New York subject to regulatory approval. Upon regulatory approval the 1994 contract will be available in New York only if you purchase the contract with an internal rollover from another contract issued by the Company or one of our affiliates.

Allocation of Payments. We will allocate your payments among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. See "Investment Options."

[sidebar]
Types of Fees

There are four types of fees or deductions which may affect your account:

>Transaction Fees
       o Early Withdrawal Charge
       o Annual Maintenance Fee
       o Transfer Charge

>Fees Deducted from the Subaccounts
       o Mortality and Expense
         Risk Charge
       o Administrative Expense
         Charge

>Fees Deducted by the Funds
       o Investment Advisory Fees
       o Other Expenses

>Premium and Other Taxes
[end sidebar]


Right to Cancel
--------------------------------------------------------------------------------

When and How to Cancel. You may cancel the contract no later than ten days after receiving it (or as otherwise allowed by state law) by returning it to the Company along with a written notice of cancellation.

Refunds. We will produce a refund not later than seven days after we receive the contract and the written notice at our Home Office. Your refund will equal your purchase payment.


Fees
--------------------------------------------------------------------------------

The following repeats and adds to information provided under "Fee Table." Please review both sections for information on fees.

Transaction Fees

Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge.

Amount. The charge is a percentage of the amount that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your contract. The schedules are listed below and appear on your contract schedule page. The charge will never be more than 8.5% of your total payments to the contract.

Purpose. This charge reimburses us for some of the sales and administrative expenses associated with the contract. Our remaining sales and administrative expenses will be covered by our general assets which are attributable in part to the mortality and expense risk charge described below.

Early Withdrawal Charge Schedules

(Your contract schedule page shows which of the following early withdrawal charge schedules applies to you.)


                Schedule A
------------------------------------------
Contract Years     Early Withdrawal Charge
 Fewer than 1                1%
 1 or more                   0%

Schedule A applies to 1994 contracts established with amounts that were transferred or rolled over from the Company's MAP or ADAPTOR contracts (other than MAP contracts under Variable Annuity Account C) including amounts rolled over into a Roth IRA in connection with a conduit traditional IRA, and Aetna Life Insurance Company contracts and Company general account contracts issued in connection with Tax Code sections 401 and 403 qualified plans. It also applies to previously-issued 1992 contracts established with amounts transferred from certain contracts issued by the Company under certain pension or profit sharing retirement plans only where you were not subject to an early withdrawal charge (deferred sales charge) under the prior contract at the time of transfer. The early withdrawal charge is based on the number of completed contract years since the date of initial payment to the new contract.


                       Schedule B
--------------------------------------------------------
Contract Years                   Early Withdrawal Charge
 Less than 5                               5%
 5 or more but fewer than 6                4%
 6 or more but fewer than 7                3%
 7 or more but fewer than 8                2%
 8 or more but fewer than 9                1%
 9 or more                                 0%

Schedule B applies to 1992 contracts established with amounts that were transferred from certain existing contracts issued by the Company where the contract holder had been subject to an early withdrawal charge (deferred sales charge). The beginning early withdrawal charge is based on the number of completed contract years since the initial payment to the predecessor contract.

                       Schedule C
--------------------------------------------------------
Contract Years                   Early Withdrawal Charge
 Less than 2                               6%
 2 or more but fewer than 3                5%
 3 or more but fewer than 4                4%
 4 or more but fewer than 5                3%
 5 or more but fewer than 6                2%
 6 or more but fewer than 7                1%
 7 or more                                 0%

Schedule C applies to 1994 contracts established with amounts that were transferred from contracts issued by the Company in connection with Tax Code sections 401 and 403 qualified plans, (other than those contracts described above under Schedule A), and rollovers from IRAs under Tax Code sections 408 and 408A. Rather than assessing an early withdrawal charge on the predecessor contract, the early withdrawal charge is based on the number of completed contract years since the date of initial payment to the predecessor contract. Schedule C also applies to all new purchases that are not connected with an internal transfer (e.g., external rollovers or contracts established with at least a $1,000 annual contribution), and to internal rollovers from certain variable life insurance contracts funding Tax Code section 401 qualified plans.

Waiver. The early withdrawal charge is waived if the amount withdrawn is due to one or more of the following:

>Used to provide payments during the income phase

>Paid because of your death

>Withdrawn under a systematic distribution option (See "Systematic Distribution
 Options")

>Paid when your account value is $2,500 or less and no withdrawal has been taken from the account within the prior 12 months

>Withdrawn in an amount of ten percent or less of your account value, provided you are at least age 59-1/2. This applies only to the first partial withdrawal in each calendar year and does not apply to full withdrawals, unless your contract is issued in the states of Washington, Florida or New Jersey. The ten percent amount will be calculated using your account value as of the date the request is received in good order at our Home Office. When a systematic distribution option is selected, this provision includes any amounts paid under that election.

Annual Maintenance Fee

Maximum Amount. $25.00

When/How. Each year during the accumulation phase, we deduct this fee on your contract anniversary. It is deducted on a pro rata basis from each subaccount and fixed interest option in which you have interest.

Purpose. This fee reimburses our administrative expenses related to establishing and maintaining the contract.

Reduction or Elimination. We will eliminate the maintenance fee if your account value is $10,000 or greater on the day before the maintenance fee is deducted. Additionally for 1992 contracts, the maintenance fee is eliminated if your initial purchase payment was $10,000 or greater.

Additionally, we may reduce or eliminate the maintenance fee if we anticipate savings on our administrative expenses for the sale because of one or more of the following:

>The size and type of group to whom the contract is offered

>The amount of expected payments

We will not unfairly discriminate against any person if we reduce or eliminate the maintenance fee. Any reduction or elimination of this fee will be done according to our own rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time.

Transfer Charge

Amount. $0.00 (except as noted below)

We currently do not impose a charge for transfers among investment options. We reserve the right, however, to charge $10 for each transfer in excess of 12 that occurs in any calendar year.

Purpose. This fee reimburses us for administrative expenses associated with transferring your dollars among investment options.

Fees Deducted from the Subaccounts

Mortality and Expense Risk Charge

Maximum Amount. 1.25% annually of your account value invested in the subaccounts.

When/How. This fee is deducted daily from the subaccounts.

Purpose. This fee compensates us for the mortality and expense risks we assume under the contracts.

>The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contract

>The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.

Reduction. For 1994 contracts, which we currently sell, we will reduce this fee to 1.15% provided one or more of the following conditions are met:

   (1) The contract has remained in the accumulation phase for ten years following the initial payment
   (2) The initial payment is $250,000 or more
   (3) The value of the contract is $250,000 or more on any anniversary of the date the initial purchase payment was applied

Administrative Expense Charge

Amount. $0.00 (except as noted below)

We currently do not impose this fee. We reserve the right, however, to charge up to 0.25% annually of your account value invested in the subaccounts.

When/How. If imposed, we deduct this fee daily from the subaccounts. This fee may be assessed during the accumulation phase and/or the income phase. If we are imposing this fee when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This fee compensates us for administrative expenses that exceed the revenues from the maintenance fee described above. The fee is set at a level so as not to exceed the average expected cost of administering the contracts. We do not expect to make a profit from this fee.

Fees Deducted by the Funds

Maximum Amount. Each fund determines its own investment advisory fee and other expenses. For a list of fund fees see "Fee Table -- Fees Deducted by the Funds." The fees are described in more detail in each fund prospectus.

When/How. Fund fees are not deducted from your account. Instead, fund investment advisory fees and other expenses are reflected in the daily value of fund shares, which in turn will affect the daily value of the subaccounts.

Purpose. These amounts help to pay the fund's investment adviser and operating expenses.

Premium and Other Taxes

Amount. Several states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending on the jurisdiction.

When/How. We reserve the right to deduct premium taxes from your account value or from your payments to the contract at any time, but not before there is a tax liability under state law. Our current practice is to deduct premium taxes at the time of a full withdrawal or the commencement of income phase payments. We will not deduct any municipal premium tax of 1% or less, but we reserve the right to reflect this added expense in our annuity purchase rates for residents of such municipalities. In addition, we reserve the right to assess a charge for any federal taxes due against the separate account, See "Taxation."

Your Account Value
--------------------------------------------------------------------------------

During the accumulation phase, your account value at any given time equals:

>Account dollars directed to the fixed interest options, including interest earnings to date

>Less any deductions from the fixed interest options (e.g. withdrawals, fees)

>Plus the current dollar value of amounts invested in the subaccounts

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in accumulation units of the Variable Annuity Account C subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an accumulation unit value, as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge and the administrative expense charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the net investment factor of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

>The net assets of the fund held by the subaccount as of the current valuation;
 minus

>The net assets of the fund held by the subaccount at the preceding valuation;
 plus or minus

>Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

>The total value of the subaccount's units at the preceding valuation; minus

>A daily deduction for the mortality and expense risk charge and the administrative expense charge (if any). See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As an hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of Subaccount A, and 80 accumulation units of Subaccount B.

[chart]
                              ---------------------
                               $5,000 contribution
                              ---------------------
                               Step 1 [down arrow]
                   ------------------------------------------
                    Aetna Life Insurance and Annuity Company
                   ------------------------------------------
                               Step 2 [down arrow]
                   ------------------------------------------
                           Variable Annuity Account C
                   ------------------------------------------
                    Subaccount A   Subaccount B    Etc.
                    300            80
                    accumulation   accumulation
                    units          units
                   ------------------------------------------
                        [down arrow] Step 3 [down arrow]
                   -------------   ------------
                      Fund A          Fund B
                   -------------   ------------
[end chart]

STEP 1: An Investor contributes $5000

STEP 2:

A. He directs us to invest $3,000 in Fund A. His dollars purchase 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).

B. He directs us to invest $2,000 in Fund B. His dollars purchase 80 accumulation units of Subaccount B ($2,000 divided by the current $25 AUV).


STEP 3: The separate account then purchases shares of the applicable funds at the current market value.


The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in "Purchase." Subsequent payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of your payment or transfer request in good order. The value of subaccounts may vary day to day.

[sidebar]
Taxes, Fees and Other Deductions

Amounts withdrawn may be subject to one or more of the following:

>Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")

>Maintenance Fee (see "Fees--Maintenance Fee")

>Market Value Adjustment (see Appendix III)

>Tax Penalty (see "Taxation")

>Tax Withholding (see "Taxation")

To determine which may apply, refer to the appropriate sections of this prospectus, contact your Company representative or call us at the number listed in "Contract Overview."
[end sidebar]


Withdrawals
--------------------------------------------------------------------------------

You may withdraw all or a portion of your account value at any time during the accumulation phase.

Steps for Making a Withdrawal

1. Select the withdrawal amount.

>Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Interest Account, the Fixed Account, and the Guaranteed Accumulation Account (plus or minus any applicable market value adjustment), minus any applicable early withdrawal charge and annual maintenance fee.

>Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge for amounts withdrawn from the subaccounts, the Guaranteed Interest Account, the Fixed Account, and the Guaranteed Accumulation Account and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Accumulation Account.

2. Select investment options. If you do not specify this, we will withdraw dollars proportionally from each of your investment options.

3. Properly complete a disbursement form and submit it to our Home Office.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value as of the next valuation after receiving a request for withdrawal in good order at our Home Office, or on such later date as you specify on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your disbursement form in good order.

Reinvesting a Full Withdrawal. Some contracts allow one-time use of a reinvestment privilege. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of your withdrawal. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based on the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will credit the amount reinvested proportionally for maintenance fees and early withdrawal charges imposed at the time of withdrawal. We will deduct from the amounts reinvested any maintenance fee which fell due after the withdrawal and before the reinvestment. We will reinvest in the same investment options and proportions in place at the time of withdrawal. Special rules may apply to reinvestments of amounts withdrawn from the Guaranteed Interest Account and the Guaranteed Accumulation Account (see Appendices I and III). We will not credit your account for market value adjustments that we deducted at the time of your withdrawal from the Guaranteed Accumulation Account. Seek competent advice regarding the tax consequences associated with reinvestment.

[SIDEBAR]
Features of a Systematic Distribution Option (SDO)

An SDO allows you to receive regular payments from the contract, without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.
[END SIDEBAR]


Systematic Distribution Options
--------------------------------------------------------------------------------

The following Systematic Distribution Options (SDOs) may be available:

>SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated under the contract.

>ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year.

 Under ECO, we calculate the minimum distribution amount required by law at age 70-1/2 and pay you that amount once a year. ECO is not available under Roth IRA contracts.

>Other SDOs. We may add additional SDOs from time to time.

You may obtain additional information relating to any of the SDOs from your Company representative or by calling us at the number listed in "Contract Overview."

Eligibility for a Systematic Distribution Option. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your Company representative or call us at the number listed in "Contract Overview."

Availability of Systematic Distribution Options. If allowed by law, we reserve the right to discontinue the availability of one or all of the SDOs for new elections at any time, and/or to change the terms of future elections.

Terminating a Systematic Distribution Option. You may revoke an SDO at any time by submitting a written request to our Home Office. If you revoke an SDO, you may not elect it again or elect any other SDO unless allowed under the Tax Code.

Charges and Taxation. When you elect an SDO, your account value remains in the accumulation phase and subject to the fees described in "Fees" and "Fee Table." Taking a withdrawal under an SDO may have tax consequences. If you are concerned about tax implications consult a tax advisor before electing an option.

[sidebar]
This section provides information about the accumulation phase. For death benefit information applicable to the income phase, see "The Income Phase." [end sidebar]


Death Benefit
--------------------------------------------------------------------------------

During the Accumulation Phase. The contract provides a death benefit in the event of your death during the accumulation phase.

Who Receives the Death Benefit? If you would like certain individuals to receive death benefit proceeds from the contract you must designate them as your beneficiaries. You may do this on your application for the contract or by providing a written request in good order to our Home Office. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

Benefit Payment Options. If allowed by the Tax Code, the designated beneficiary may elect to have the death benefit proceeds paid in any one of the following ways:

>Lump sum payment

>Payment in accordance with any of the available income phase payment options
 (see "The Income Phase")

>If the beneficiary is your spouse, payment in accordance with any of the available systematic distribution options (see "Systematic Distribution Options")

The following options are also available to the beneficiary, however, the Tax Code limits how long the death benefit proceeds may be left in these options:

>Leave the account value invested in the contract

>For certain contracts, leave the account value on deposit in the Company's general account, and receive monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The beneficiary can withdraw the balance on deposit at any time or request to receive payment in accordance with any of the available income phase payment options (See "The Income Phase")

The Value of the Death Benefit. The amount of the death benefit is equal to your account value as of the next time we value your account following the date on which we receive proof of your death in good order. In addition to this amount, some states require we pay interest calculated from date of death at a rate specified by state law. Unless otherwise requested, we will mail payment to the beneficiary within seven days after we receive proof of death and payment request acceptable to us.

Guaranteed Accumulation Account. For amounts held in the Guaranteed Accumulation Account (GAA), any positive aggregate market value adjustment (the sum of all market value adjustments calculated due to a withdrawal) will be included in your account value. If a negative aggregate market value adjustment applies, it would be deducted only if the death benefit is withdrawn more than six months after your death. We describe the market value adjustment in Appendix III and in the GAA prospectus.

Taxation. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See "Taxation" for additional information.

[sidebar]
We may have used the following terms in prior prospectuses:

Annuity Phase--Income Phase

Annuity Option--Payment Option

Annuity Payment--Income Phase Payment

Annuitization--Initiating Income Phase Payments
[end sidebar]


The Income Phase
--------------------------------------------------------------------------------

During the income phase you stop contributing dollars to the contract and start receiving payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving payments you must notify us in writing of the following:

>Start date

>Payment option (see the payment options table in this section)

>Payment frequency (i.e., monthly, quarterly, semi-annually or annually)

>Choice of fixed or variable payments

>Selection of subaccounts and an assumed net investment rate (only if variable payments are elected)

The account will continue in the accumulation phase until you properly initiate payments. Once a payment option is selected, it may not be changed.

What Affects Payment Amounts? Some of the factors that may affect payment amounts include your age, your gender, your account value, the payment option selected, number of guaranteed payments (if any) selected, and whether you select fixed or variable payments.

Fixed Payments. Amounts funding fixed payments will be held in the Company's general account. Fixed payment amounts do not vary over time.

Variable Payments. Amounts funding your income phase payments will be held in the subaccount(s) you select, or a combination of subaccounts and the general account. Payment amounts will vary depending upon the investment performance of the subaccounts. For variable payments, you must also select an assumed net investment rate.

Assumed Net Investment Rate. For variable payments, an assumed net investment rate of either 5% or 3.5% must be selected. If you select a 5% rate, payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually after deduction of fees. Payment amounts will decline if the investment performance is less than 5% after deduction of fees.

If you select a 3-1/2% rate, your first payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon the investment performance of the subaccounts selected. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional Information by calling the Company at the number listed in "Contract Overview."

Selecting Subaccounts. The subaccounts currently available during the income phase are: The Aetna Growth and Income VP, the Aetna Bond VP and the Aetna Balanced VP, Inc. Prior to selecting a subaccount, review the prospectus of each of these funds. You may not transfer among subaccounts during the income phase.

Minimum Payment Amounts. For 1994 contracts, which we currently sell, the payment option you select must result in one of the following:

>A first payment of at least $50

>Total yearly payments of at least $250

If your account value is too low to meet these minimum payment amounts, you will receive one lump sum payment.

For 1992 contracts the payment option you select must result in one of the following:

>A first payment of at least $20

>Total yearly payments of at least $100

If your account value is too low to meet these minimum payment amounts, you will receive one lump sum payment.

Length of Payments. When payments start, the age of the annuitant (defined below) plus the number of years for which payments are guaranteed, must not exceed 95. Certain tax rules may also limit length of payments, see "Taxation."

Fees During the Income Phase. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. If you choose variable payments and a nonlifetime payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risk for you. We may also deduct a daily administrative expense charge from amounts held in the subaccounts. (See "Fees.")

Death Benefit During the Income Phase. The death benefit that may be available to a beneficiary is outlined in the payment options table below. If a lump sum payment is due as a death benefit, payment will be sent within seven days following our receipt of proof of death and the payment request in good order. Any death benefit payable must be distributed to the beneficiary at least as rapidly as under the method of distribution in effect on the date of death.

Calculation of Death Benefit. We will calculate the value of any death benefit on the next valuation date following our receipt of proof of death acceptable to us and payment request in good order. Such value will reflect any payments made after date of death.

Calculation of Lump Sum Payments. If a lump sum payment is available to a beneficiary or to you in the options listed in the table below, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income payments (i.e., the actual fixed rate used for the fixed payments, or the 3-1/2% or 5% assumed net investment rate for variable payments).

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. See "Taxation."

Payment Options

The following table lists the payment options and accompanying death benefits available during the income phase. We may offer additional payment options under the contract from time to time. Once income phase payments begin, you may not change the payment option selected.

Terms to Understand:

Annuitant: The person(s) on whose life expectancy the income phase payments are calculated.

Beneficiary: The person(s) entitled to receive death benefits payable under the contract.

------------------------------------------------------------------------------------------------------------------------------
                                               Lifetime Payment Options
------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be
 Life Income      made should the annuitant die prior to the second payment's due date.
                  Death Benefit--None: All payments end upon the annuitant's death.
------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as the annuitant lives, with payments guaranteed for your choice of 5, 10, 15 or 20 years or as otherwise specified in the contract.
 Life Income--    Death Benefit--Payment to the Beneficiary: If the annuitant dies before we have made all the
 Guaranteed       guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal
 Payments         to the present value of the remaining guaranteed payments.
------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment's due date.
                  Continuing Payments: When you select this option you choose for either:
                  (a) 100%, 662/3% or 50% of the payment to continue to the surviving annuitant after the first
 Life Income--    death; or
 Two Lives        (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50%
                  of the payment will continue to the second annuitant on the annuitant's death.
                  Death Benefit--None: All payments end upon the deaths of both annuitants.
------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as either annuitant lives, with payments guaranteed for ten or more years as specified in the contract.
 Life Income--    Continuing Payments: 100% of the payment to continue to the surviving annuitant after the first
 Two Lives--      death.
 Guaranteed       Death Benefit--Payment to the Beneficiary: If both annuitants die before the guaranteed
 Payments         payments have all been paid, we will pay the beneficiary a lump sum (unless otherwise requested)
                  equal to the present value of the remaining guaranteed payments.
------------------------------------------------------------------------------------------------------------------------------
                                                    Nonlifetime Payment Option
------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: You may select payments for 3 through 30 years under 1992 contracts or 5 through 30 years under 1994 contracts. In certain cases a lump sum payment may be requested at any time (see below).
 Nonlifetime--    Death Benefit--Payment to the Beneficiary: If the annuitant dies before we make all the
 Guaranteed       guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal
 Payments         to the present value of the remaining guaranteed payments, and we will not impose any early withdrawal charge.
------------------------------------------------------------------------------------------------------------------------------
Lump Sum Payment: If the "nonlifetime--guaranteed payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one sum. A lump sum elected before five years (for 1994 contracts) or three years (for 1992 contracts) of payments have been completed will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. (See "Fees--Early Withdrawal Charge.")
------------------------------------------------------------------------------------------------------------------------------

[sidebar]
In This Section

> Introduction

> The Contract

> Taxation of Withdrawals and Other Distributions

> 10% Penalty Tax

> Withholding for Federal Income Tax Liability

> Minimum Distribution Requirements

> Assignment or Transfer of Contracts

> Taxation of Gains Prior to Distribution

> Taxation of the Company


When consulting a tax advisor, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.
[end sidebar]


Taxation
--------------------------------------------------------------------------------

(The term "payment" in this section refers to income phase payments.)

Introduction

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

>Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract

>Tax laws change. It is possible that a change in the future could affect contracts issued in the past

>This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions

>We do not make any guarantee about the tax treatment of the contract or transactions involving the contract

 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax advisor.

The Contract

The contract is designed for use with retirement plans that qualify under Tax Code sections 408(b), 408(k) or 408A. Tax Code section 408(b) permits eligible individuals to contribute to a traditional Individual Retirement Annuity (traditional IRA) on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans under Tax Code section 408(k) and contribute to a traditional IRA owned by the employee. Tax Code section 408A permits eligible individuals to contribute to a Roth IRA on an after-tax (nondeductible) basis.

You are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax advisor should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

Taxation of Withdrawals and Other Distributions

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, payments, rollovers, exchanges and death benefit proceeds. We report the taxable portion of all distributions to the IRS.

408(b) Individual Retirement Annuity (Traditional IRA). All distributions from a traditional IRA are taxed as received unless:

>The distribution is rolled over to another traditional IRA or, if the IRA contains only amounts previously rolled over from a 401(a), 401(k), or 403(b) plan, to another plan of the same type; or

>You made after-tax contributions to the plan. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

408A Roth IRA. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

>Made after the five-taxable year period beginning with the first taxable year for which a contribution was made, and

>Made after you attain age 59-1/2, die, become permanently and totally disabled, or for a qualified first-time home purchase.

If a distribution is not qualified, the accumulated earnings are taxable. A partial distribution will first be treated as a return of contributions which is not taxable.

Taxation of Death Benefit Proceeds. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

Under certain circumstances, the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a 408(b) or 408A arrangement.

The 10% penalty tax applies to the taxable portion of a distribution unless one or more of the following have occurred:

>You have attained age 59-1/2

>You have become totally and permanently disabled (as defined by the Tax Code)

>You have died

>The distribution is rolled over in accordance with the Tax Code

>The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary

>The distribution equals unreimbursed medical expenses that qualify for a deduction as specified in the Tax Code

>The distribution is used to pay for health insurance premiums for certain unemployed individuals

>The amount withdrawn is for a first-time home purchase

>The amount withdrawn is for higher education expenses

These exceptions also apply to a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution.

Withholding for Federal Income Tax Liability

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status. Generally, you or your beneficiary may elect not to have tax withheld from distributions. If you or your beneficiary are a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

Minimum Distribution Requirements

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts except with regard to death benefits. These rules may dictate one or more of the following:

>Start date for distributions

>The time period in which all amounts in your account(s) must be distributed

>Distribution amounts

Start Date. Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70-1/2.

Time Period. We must pay out distributions from the contract over one of the following time periods:

>Over your life or the joint lives of you and your beneficiary

>Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary

50% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

Minimum Distribution of Death Benefit Proceeds. The following applies to 408(b) and 408A plans. Different distribution requirements apply if your death occurs:


>After you begin receiving minimum distributions under the contract, or

>Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon:

>Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, and

>Whether life expectancy was recalculated.

The rules are complex and any beneficiary should consult with a tax advisor before electing the method of calculation to satisfy the minimum distribution requirements.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 1999, your entire balance must be distributed to the beneficiary by December 31, 2004. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in either of the following time-frames:

>Over the life of the beneficiary

>Over a period not extending beyond the life expectancy of the beneficiary

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:

>December 31 of the calendar year following the calendar year of your death

>December 31 of the calendar year in which you would have attained age 70-1/2

Special Rule for IRA Spousal Beneficiaries. In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA and defer taking a distribution until his or her age 70-1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account or fails to take a distribution within the required time period.

Assignment or Transfer of Contracts

Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce.

Taxation of Gains Prior to Distribution

Generally no amounts accumulated under a 408(b) or 408A contract will be taxable prior to the time of actual distribution. However, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income.

The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account C is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.


Other Topics
--------------------------------------------------------------------------------

The Company

Aetna Life Insurance and Annuity Company (the Company, we, us, our) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of Aetna Inc. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:

            151 Farmington Avenue
            Hartford Connecticut 06156

Variable Annuity Account C

We established Variable Annuity Account C (the separate account) in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940. It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into subaccounts. These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

>Standardized average annual total returns

>Non-standardized average annual total returns

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, request a Statement of Additional Information at the number listed in "Contract Overview."

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC.

This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. We include all recurring charges during each period (e.g., maintenance fees (if any), mortality and expense risk charges, administrative expense charges (if any) and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

>During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund

>During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund

Contract Distribution

We will serve as the principal underwriter for the securities sold by this prospectus. We are registered as a broker-dealer with the Securities and Exchange Commission and we are a member of the National Association of Securities Dealers, Inc. (NASD). As underwriter, we will contract with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contracts. We call these entities "distributors."

We and one or more of our affiliates may also sell the contracts directly. All persons offering and selling the contracts must be registered representatives of the distributors and must also be licensed as insurance agents to sell variable annuity contracts. These registered representatives may also provide services to contract holders in connection with their contract.

Commission Payments. Persons offering and selling the contracts may receive commissions in connection with the sale of the contracts. The maximum percentage amount that the Company will ever pay as commission with respect to any given purchase payment is with respect to those made during the first year of purchase payments under a contract. The percentage amount will range from 2% to 4% of those purchase payments. The Company may also pay renewal commissions on purchase payments made after the first year and service fees. The average of all payments made by the Company is estimated to equal approximately 3% of the total purchase payments made over the life of an average contract. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, we may provide additional compensation to the Company's supervisory and other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time.

We may also reimburse the distributor for certain expenses. The name of the distributor and the registered representative responsible for your contract are set forth in your application. Commissions and sales related expenses are paid by the Company and are not deducted from purchase payments.

Contract Modification

We may modify the contract when we deem an amendment appropriate by providing you written notice 30 days before the effective date of the change. The most likely reason for a change to the contract would be to ensure compliance with applicable law. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Legal Matters and Proceedings

We know of no material legal proceedings pending to which the separate account or the Company is a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

Involuntary Terminations

Subject to state regulatory approval, following the completion of two contract years in which no purchase payments have been made, the Company reserves the right to pay your full account value to you if that value is less than $1,500, provided the Company gives you 90 days written notice. Such account value paid may not utilize the reinvestment privilege. The full account value payable to you will not be reduced by any early withdrawal charge, and amounts withdrawn from the Guaranteed Interest Account (GIA), if applicable, will not receive a reduced rate of interest. Amounts withdrawn from GIA will receive a guaranteed effective annual yield to the date of contract termination as if the amounts had remained in GIA until the end of a guaranteed term, see Appendix I. Amounts withdrawn from the Guaranteed Accumulation Account (GAA) will receive the greater of (a) the aggregate MVA amount from all guaranteed terms prior to the end of those terms; or (b) the applicable portion of your account value in GAA. This provision does not apply if you have initiated income phase payments.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of payment for any benefit or values (a) on any valuation date on which the New York Stock Exchange (Exchange) is closed (other than customary weekend and holiday closings) or when trading on the Exchange is restricted; (b) when an emergency exists, as determined by the Securities and Exchange Commission (SEC), so that disposal of securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable for the Company fairly to determine the value of the subaccount's assets; or (c) during such other periods as the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Year 2000 Readiness

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.

The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.

Contents of the Statement
of Additional Information
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

General Information and History

Variable Annuity Account C

Offering and Purchase of Contract

Performance Data

Income Phase Payments

Sales Material and Advertising

Independent Auditors

Financial Statements of the Separate Account

Financial Statements of Aetna Life Insurance and Annuity Company and Subsidiary




Request an SAI by calling the Company at the number listed in "Contract
Overview."

                                  Appendix I
                          Guaranteed Interest Account
                 (availability subject to regulatory approval)
--------------------------------------------------------------------------------

The Guaranteed Interest Account (GIA) is an investment option available during the accumulation phase. Amounts allocated to GIA are held in either the Company's general account or a nonunitized separate account of the Company, as described below.

General Disclosure. Interests in GIA have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding GIA, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this appendix regarding GIA has not been reviewed by the SEC.

Overview. Amounts that you invest in GIA will earn a guaranteed interest rate if amounts are left in GIA for the specified period of time. If amounts are withdrawn or transferred before the end of a stated period of time (except if pursuant to the Company's termination of the contract, see "Other Topics - Involuntary Terminations"), we will pay a reduced rate of interest, but never less than the minimum stated in the contract.

During a stated period, you may apply all or a portion of your account value to any or all available guaranteed terms within the short-term and long-term classifications.

>Short-Term Classification--Three years or less

>Long-Term Classification--Ten years or less, but greater than three years

As a guaranteed term matures, assets accumulating under GIA may be (a) transferred to a new guaranteed term, (b) transferred to the other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge and/or tax liabilities.

Allocations to the Company's General Account. Amounts allocated to short-term classifications of GIA prior to September 1, 1998 were deposited into the Company's general account supporting insurance and annuity obligations. These amounts will remain invested in the general account until the end of their guaranteed terms. On or after September 1, 1998, the only new amounts allocated to the Company's general account are amounts allocated or rolled over to short-term classifications of GIA under contracts that had not yet received the necessary state approval to deposit those amounts in the Company's separate account. The assets of the Company's general account are chargeable with liabilities arising out of any other business of the Company.

Allocations to a Nonunitized Separate Account of the Company. Amounts allocated to long-term classifications of GIA, and except as noted above, amounts allocated to or rolled over to short-term classifications of GIA on or after September 1, 1998, will be deposited in a nonunitized separate account. To the extent provided in the contract, the assets of the separate account are not chargeable with liabilities resulting from any other business of the Company. Income, gains and losses of the separate account are credited to or charged against the separate account without regard to other income, gains or losses of the Company.

Mortality and Expense Risk Charge. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited interest rate.

Transfers. Transfers are permitted from guaranteed terms of one classification to available guaranteed terms of another classification. We will apply a reduced rate of interest to amounts transferred prior to the end of a guaranteed term. Transfers of GIA values due to a maturity are not subject to a reduced rate of interest.

Income Phase. By notifying our Home Office at least 30 days before income phase payments begin, you may elect to have amounts that have been accumulating under GIA transferred to one or more of the subaccounts currently available during the income phase to provide variable payments. GIA cannot be used as an investment option during the income phase.

Reinvestment Privilege. Any amounts reinvested in GIA will be applied to the current deposit period. Amounts are proportionately reinvested to the classifications in the same manner as they were allocated before the withdrawal.

                                  Appendix II
                                 Fixed Account
                 (availability subject to regulatory approval)
--------------------------------------------------------------------------------

The Fixed Account is an investment option available during the accumulation phase under the contracts. Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations.


     Additional information about this option may be found in the contract.


General Disclosure. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this appendix regarding the Fixed Account has not been reviewed by the SEC.

Interest Rates. The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Withdrawals. Under certain emergency conditions, we may defer payment of any withdrawal for up to six months or as provided by federal law. Additionally, if allowed by state law, we may pay withdrawals in equal payments with interest, over a period not to exceed 60 months when:

(a) The Fixed Account withdrawal value exceeds $100,000 ($250,000 for 1992 contracts)
(b) The sum of the current Fixed Account withdrawal and total of all Fixed Account withdrawals within the past 12 calendar months exceeds 20% of the amount in the Fixed Account on the day before the current withdrawal

During the payment period, the interest rate credited to amounts held in the Fixed Account will be determined in the manner set forth in the contract. In no event will the interest rate be less than the minimum stated in the contract.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. See "Fees."

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account.

Additionally, your account value remaining in the Fixed Account may be transferred in its entirety to any other investment option if one of the following applies:

(a) Your account value in the Fixed Account is $2,000 or less
(b) You transferred the maximum amount allowed from the Fixed Account in the last four consecutive calendar years and no additional payments have been allocated to the Fixed Account during that same time period

Income Phase. By notifying our Home Office at least 30 days before income payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments. The Fixed Account is not available as an investment option during the income phase.

                                 Appendix III
                        Guaranteed Accumulation Account
                          (offered in New York only)
--------------------------------------------------------------------------------

The Guaranteed Accumulation Account (GAA) is a fixed interest option that may be available during the accumulation phase under the contracts. This appendix is only a summary of certain facts pertaining to GAA. Review the GAA prospectus before investing in this option.

Overview. Amounts that you invest in GAA will earn a guaranteed interest rate if amounts are left in GAA for the specified period of time. If you withdraw or transfer those amounts before the specified period of time has elapsed, we may apply a market value adjustment, which may be positive or negative.

When you decide to invest money in GAA, you will want to contact your Company representative or our Home Office to learn:

>The interest rate we will apply to the amounts that you invest in GAA. We change this rate periodically, so be certain that you know what rate we guarantee on the day your account dollars are invested into GAA.

>The period of time your account dollars need to remain in GAA in order to earn that rate. You are required to leave your account dollars in GAA for a specified period of time (guaranteed term), in order to earn the guaranteed interest rate.

Deposit Periods. A deposit period is the time during which we offer a specific interest rate if you deposit dollars for a certain guaranteed term. To have a particular interest rate and guaranteed term apply to your account dollars, you must invest them during the deposit period for which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending on when account dollars are invested in GAA. The interest rate we guarantee is an annual effective yield; that means that the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. The guaranteed interest rate will never be less than the rate stated in the contract.

Fees and Other Deductions. If all or a portion of your account value in GAA is withdrawn, you may incur the following:

>Market Value Adjustment (MVA)--as described in this appendix and in the GAA prospectus

>Tax Penalties and/or Tax Withholding--see "Taxation"

>Early Withdrawal Charge--see "Fees"

>Maintenance Fee--see "Fees"

We do not make deductions from amounts in GAA to cover mortality and expense risks. Rather, we consider these risks when determining the credited rate.

Market Value Adjustment (MVA). If you withdraw or transfer your account value from GAA before the guaranteed term is completed, an MVA may apply. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. The MVA may be positive or negative.

>If interest rates at the time of withdrawal have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into GAA.

>If interest rates at the time of withdrawal have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in GAA in order to earn the guaranteed interest rate. We offer different guaranteed terms at different times. Check with your Company representative or our Home Office to learn what terms are being offered.

                                                                     continued >

In general we offer the following guaranteed terms:

>Short Term--three years or fewer

>Long Term--ten years or less, but greater than three years

At the end of a guaranteed term you may:

>Transfer dollars to a new guaranteed term

>Transfer dollars to other available investment options

>Withdraw dollars

Deductions may apply to withdrawals. See "Fees and Other Deductions" in this appendix.

Transfers. Generally, account dollars invested in GAA may be transferred among guaranteed terms offered through GAA, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in GAA or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term.

Income Phase. GAA can not be used as an investment option during the income phase, however, by making a request in good order to our Home Office at least 30 days in advance, you may elect to transfer your GAA account dollars to any of the subaccounts available during the income phase.

Reinvestment Privilege. If amounts are withdrawn from GAA and then reinvested in GAA, we will apply the reinvested amount to the current deposit period. This means that the guaranteed annual interest rate and guaranteed terms available on the date of reinvestment will apply. Amounts will be reinvested proportionately in the same way as they were allocated before withdrawal. Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal.

                                  Appendix IV
                        Description of Underlying Funds
--------------------------------------------------------------------------------

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

Aetna Balanced VP, Inc.

Investment Objective

Seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

Policies

Under normal market conditions, allocates assets among the following asset classes: 1) equities such as common and preferred stocks; and 2) debt such as bonds, mortgage-related and other asset-backed securities, and U.S. Government securities. Typically maintains approximately 60% of total assets in equities and 40% of total assets in debt (including money market instruments), although those percentages may vary from time to time.

Risks

Principal risks are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the investment adviser's skill in allocating fund assets between equities and debt and in choosing investments within those categories. Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Income Shares d/b/a Aetna Bond VP

Investment Objective

Seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Policies

Under normal market conditions, invests at least 65% of total assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. High-grade securities are rated at least A by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's), or if unrated, considered by the investment adviser to be of comparable quality. May also invest up to 15% of total assets in high-yield bonds, and up to 25% of total assets in foreign debt securities.

Risks

Principal risks are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc. Aetna Variable Fund d/b/a Aetna Growth and Income VP

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks that the investment adviser believes have significant potential for capital or income growth. Tends to emphasize stocks of larger companies. Also invests assets across other asset classes (including stocks of small and medium-sized companies, international stock, real estate securities and fixed income securities).

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy also depends significantly on the investment adviser's skill in allocating assets and in choosing investments within each asset class. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. Although the investment adviser emphasizes large cap stocks, the fund is more diversified across asset classes than most other funds with a similar investment objective. Therefore, it may not perform as well as those funds when large cap stocks are in favor.

Investment Adviser: Aeltus Investment Management, Inc. Aetna Variable Encore Fund d/b/a Aetna Money Market VP

Investment Objective

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Policies

Invests only in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies. They also may include corporate debt securities, finance company commercial paper, asset-backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the investment adviser to be of comparable quality. Maintains a dollar-weighted average portfolio maturity of 90 days or less.

Risks

It is possible to lose money by investing in the fund. There is no guarantee the fund will achieve its investment objective. Shares of the fund are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.

A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the fund's shares.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Generation Portfolios, Inc.--Aetna Ascent VP

Investment Objective

Seeks to provide capital appreciation.

Policies

Designed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities, and money market instruments. The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. May invest up to 15% of total assets in high-yield bonds.

The benchmark portfolio is 80% equities and 20% fixed income under neutral market conditions.

Risks

The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile. Risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Generation Portfolios, Inc.--Aetna Crossroads VP

Investment Objective

Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Policies

Designed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding ten years and who have a moderate level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities, and money market instruments. The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. May invest up to 15% of total assets in high-yield bonds.

The benchmark portfolio is 60% equities and 40% fixed income under neutral market conditions.

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Risks

The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile. Risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Generation Portfolios, Inc.--Aetna Legacy VP

Investment Objective

Seeks to provide total return consistent with preservation of capital.

Policies

Designed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding five years and who have a low level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities, and money market instruments. The investment adviser has instituted both a benchmark percentage allocation and a fund level range allocation for each asset class. Asset allocation may vary from the benchmark allocation (within the permissible range) based on the investment adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. May invest up to 15% of total assets in high-yield bonds.

The benchmark portfolio is 40% equities and 60% fixed income under neutral market conditions.

Risks

The success of the fund's strategy depends significantly on the investment adviser's skill in choosing investments and in allocating assets among the different investment classes. Principal risks are those generally attributable to stock and bond investing. For stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile. Risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate. For bonds, generally, when interest rates rise, bond prices fall. Economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Growth VP

Investment Objective

Seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks. Tends to emphasize stocks of larger companies, although may invest in companies of any size. Focuses on companies that the investment adviser believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

Risks

Principal risks are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna High Yield VP

Investment Objective

Seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Service, Inc.

Policies

Under normal market conditions, invests at least 65% of total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are bonds rated below investment grade in terms of quality, and may include bonds of companies in default or bankruptcy. The investment adviser looks to meet the investment objective and reduce volatility by constructing a diversified portfolio consisting of securities with varying maturities and credit ratings. The investment adviser, however, attempts to look beyond credit ratings to select investments that it believes offer opportunities for high income, growth and credit improvement.

Risks

For all bonds, there is a risk that an issuer will default. This risk is even greater with high-yield bonds. Moreover, high-yield bonds, as a group, often decline in value when the market anticipates or experiences a large number of issuers defaulting or declaring bankruptcy. Performance may be affected by weak equity markets, when issuers of high-yield bonds generally find it difficult to reduce debt by replacing debt with equity. Generally, when interest rates rise, bond prices fall, which may cause the value of securities to fall as well.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP

Investment Objective

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

Policies

Invests at least 80% of net assets in stocks included in the S&P 500 (other than Aetna Inc. common stock). The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 500 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the portfolio manager uses quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the fund will not hold all the stocks in the S&P 500, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 500 in both rising and falling markets.

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP

Investment Objective

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.

Policies

Invests at least 80% of net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies in the U.S. selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 400 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. Although the fund will not hold all the stocks in the S&P 400, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 400 in both rising and falling markets.

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP

Investment Objective

Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.

Policies

Invests at least 80% of net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies in the U.S. selected by S&P. The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 600 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. Although the fund will not hold all the stocks in the S&P 600, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 600 in both rising and falling markets.

Risks

Principal risks are those generally attributable to stock investing which include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Frequency and volume of trading in small cap stocks may be substantially less than stocks of larger companies which may result in wider price fluctuations. When selling a large quantity of a particular stock, the fund may have to sell holdings at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna International VP

Investment Objective

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The fund will not target any given level of current income.

Policies

Under normal market conditions, invests at least 65% of total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stocks. Invests primarily in established foreign securities markets, although may invest in emerging markets as well. Employs currency hedging strategies to protect from adverse effects on the U.S. dollar.

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of foreign companies present additional risks for U.S. investors, including the following: stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts; accounting standards and market regulations tend to be less standardized in certain foreign countries; and economic and political climates tend to be less stable. Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. A hedging strategy adds to the fund's expenses and may not perform as expected.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP

Investment Objective

Seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).

Policies

Under normal market conditions, invests at least 65% of total assets in stocks, convertible securities and preferred stocks of companies principally engaged in the real estate industry. These companies may invest in, among other things, shopping malls, healthcare facilities, office parks and apartment communities, or may provide real estate management and development services.

Risks

Concentrating in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; adverse developments in the real estate industry, which may have a greater impact on this fund than a fund that is more broadly diversified. Performance also may be adversely affected by sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative stock market performance. Although the fund is subject to the risks generally attributable to stock investing, because the fund has concentrated its assets in one industry it may be subject to more abrupt swings in value than would a fund that does not concentrate its assets in one industry.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Small Company VP

Investment Objective

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks of small-capitalization companies, defined as: the 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization); all companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index; and companies with market capitalizations lower than any companies included in the first two categories. For purposes of the 65% policy, the largest company in this group in which the fund intends to invest currently has a market capitalization of approximately $1.5 billion.

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances, the frequency and volume of trading in these stocks is substantially less than is typical of stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations or may be less liquid. When selling a large quantity of a particular stock, the fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP

Investment Objective

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks. The subadviser tends to invest in larger companies it believes are trading below their real value, although it may invest in companies of any size. The subadviser believes that the investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems. The subadviser evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. The subadviser looks to sell a security when company business fundamentals deviate from expectations or when stop-loss levels are triggered.

Risks

Principal risks are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

Investment Adviser: Aeltus Investment Management, Inc. Subadviser: Bradley, Foster & Sargent, Inc.

AIM V.I. Capital Appreciation Fund

Investment Objective

Seeks growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

Policies

The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 20% of its total assets in foreign securities.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

Investment Adviser: A I M Advisors, Inc.

AIM V.I. Growth Fund

Investment Objective

Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

Policies

The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 20% of its total assets in foreign securities.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Investment Adviser: A I M Advisors, Inc.

AIM V.I. Growth and Income Fund

Investment Objective

Seeks growth of capital with a secondary objective of current income.

Policies

The fund seeks to meet these objectives by investing at least 65% of its net assets in income-producing securities, including dividend-paying common stocks and convertible securities. The portfolio managers purchase securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that they believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The fund may also invest up to 20% of its total assets in foreign securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

Investment Adviser: A I M Advisors, Inc.

AIM V.I. Value Fund

Investment Objective

Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

Policies

The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

Investment Adviser: A I M Advisors, Inc.

Calvert Social Balanced Portfolio

Investment Objective

Seeks to achieve a competitive total return through an actively managed, nondiversified portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria for the Portfolio.

Policies

The Portfolio may purchase both common and preferred stocks. Although there is no predetermined percentage of assets allocated to stocks, bonds, or money market instruments, the Portfolio will invest at least 25% of its assets in senior fixed income securities. The Portfolio normally invests in investment-grade bonds rated in one of the four highest rating categories by Standard & Poor's Corporation or by Moody's Investors Service, Inc. or, if not rated, that are determined by the Portfolio's investment adviser to be of comparable quality. The Portfolio may invest up to 10% of its assets in foreign securities.

Risks

Since the Portfolio is nondiversified, the value of the shares may be more susceptible to any single economic, political, or regulatory event than the shares of a diversified portfolio. Fixed income investments are subject to interest rate risk. There are also risks involved in investing in foreign securities. These include currency risks, less publicly available information about foreign companies, different audit and financial reporting standards, and less government supervision and regulation.

Investment Adviser: Calvert Asset Management Company, Inc.

Fidelity Variable Insurance Products Fund--Equity-Income Portfolio

Investment Objective

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Policies

Normally invests at least 65% of total assets in income-producing equity securities. May also invest in other types of equity securities and debt securities, including lower-quality debt securities. May invest in securities of both foreign and domestic issuers. Emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks may not ever realize their full value.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund--Growth Portfolio

Investment Objective

Seeks capital appreciation.

Policies

Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential. Companies with high growth potential tend to be companies with higher than average price/ earning (P/E) ratios and are often called "growth" stocks. May invest in securities of both foreign and domestic issuers. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. "Growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund--Overseas Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Normally invests at least 65% of total assets in foreign securities, primarily in common stocks. Investments are allocated across countries and regions, with consideration given to the size of the market in each country and region relative to the size of the international market as a whole. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund II--Contrafund Portfolio

Investment Objective

Seeks long-term capital appreciation.

Policies

Normally invests primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public. May invest in securities of both foreign and domestic issuers. May tend to buy "growth" stocks or "value" stocks, or a combination of both types. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, interest rates or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. "Growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks may not ever realize their full value.

Investment Adviser: Fidelity Management & Research Company

Janus Aspen Series--Aggressive Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

A nondiversified portfolio that invests primarily in common stocks selected for their growth potential and normally invests at least 50 percent of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the Standard and Poor's (S&P) MidCap 400 Index. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. In addition, a nondiversified portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a nondiversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Balanced Portfolio

Investment Objective

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Policies

Normally invests 40-60 percent of its assets in securities selected primarily for their growth potential and 40-60 percent of its assets in securities selected primarily for their income potential. Will normally invest at least 25 percent of its assets in fixed-income securities. Assets may shift between the growth and income components of the Portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest a significant portion of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The income component of the Portfolio's holdings includes fixed-income securities which generally will decrease in value when interest rates rise. Another risk associated with fixed-income securities is the risk that an issuer of a bond will be unable to make principal and interest payments when due (i.e. credit risk). Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more susceptible to credit risk. They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Flexible Income Portfolio

Investment Objective

Seeks to obtain maximum total return, consistent with the preservation of capital.

Policies

Invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. Will invest at least 80 percent of its assets in income-producing securities. May own an unlimited amount of high-yield/high-risk securities ("junk bonds") which may be a big part of the portfolio. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks or decreased value due to interest rate increases. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Growth Portfolio

Investment Objective

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Policies

Generally invests primarily in common stocks of larger, more established companies selected for their growth potential, although it can invest in companies of any size. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Worldwide Growth Portfolio

Investment Objective

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Policies

Invests primarily in common stocks of companies of any size throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. May hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/ high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Oppenheimer Global Securities Fund/VA

Investment Objective

Seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries, and special situations which are considered to have appreciation possibilities.

Policies

Invests mainly in equity securities, such as common stocks, preferred stocks and convertible securities of issuers in the U.S. and foreign countries. The fund can invest in any country, including countries with developed or emerging markets, but currently emphasizes investments in developed markets. As a fundamental policy, the fund will normally invest in at least four countries (including the United States). In selecting securities for the fund, the fund's portfolio manager looks primarily for foreign companies with high growth potential using fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is part. The fund's diversification strategies, both with respect to different issuers, different themes and different countries, is intended to help reduce volatility of the fund's share price while seeking growth.

Risks

Stock prices will fluctuate. Foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities may include foreign withholding taxation, changes in currency, less publicly available information, and differences between domestic and foreign legal, auditing brokerage and economic standards. The fund can use derivatives to seek increased returns or to try to hedge investment risks. If the issuer of the derivative does not pay the amount due, the fund can lose money on the investment. Using derivatives can cause the fund to lose money on its investment and/or increase the volatility of its share prices.

Investment Adviser: OppenheimerFunds, Inc.

Oppenheimer Strategic Bond Fund/VA

Investment Objective

Seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

Policies

Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. companies. Under normal market conditions, the fund invests in each of those three market sectors. However, the fund is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The fund can invest up to 100% of its assets in any one sector at any time, if the manager believes that in doing so the fund can achieve its objective without undue risk. The fund's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The fund can also use hedging instruments and certain derivative investments to try to enhance income or try to manage investment risks.

Risks

The fund's investments in debt securities are subject to changes in their value from a number of factors. They include changes in general bond market movements in the U.S. and abroad, or the change in value of particular bonds because of an event affecting the issuer. The fund can focus significant amounts of its investments in foreign debt securities. Therefore, it will be subject to the risks that economic, political or other events can have on the values of securities of issuers in particular foreign countries. These risks are heightened in the case of emerging market debt securities. Changes in interest rates can also affect securities prices.

Investment Adviser: OppenheimerFunds, Inc.

Portfolio Partners MFS Emerging Equities Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Invests, under normal market conditions, at least 80% of total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies believed to be either early in their life cycle but which have the potential to become major enterprises, or major enterprises whose rates of earnings growth are expected to accelerate. Investments may include securities traded in the over-the-counter markets.

May also invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:

>Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

>Emerging Growth Risk: The portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

>Over the Counter Risk: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

>Foreign Markets Risk: Investment in foreign securities involves risks related to political, social and economic developments abroad. These risks result from differences between the regulations to which U.S. and foreign issuers and markets are subject.

>Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity
Company; Subadviser: Massachusetts Financial Services Company

Portfolio Partners MFS Research Growth Portfolio

Investment Objective

Seeks long-term growth of capital and future income.

Policies

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. May invest in companies of any size. Investments may also include securities traded on securities exchanges or in the over-the-counter markets.

May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:

>Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

>Over-the-Counter Risk: Equity securities that are traded over-the-counter may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

>Foreign Markets Risk: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

>Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners MFS Value Equity Portfolio

Investment Objectives

Seeks capital appreciation.

Policies

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Investments may include securities traded in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.

Risks

Investment in the portfolio is subject to the following risks:

>Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

>Over the Counter Risk: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

>Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

>Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.

>Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

>Interest Rate Risk: The portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.

>Credit Risk: The portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners Scudder International Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Invests primarily (at least 65% of total assets) in the equity securities of foreign companies believed to have high growth potential. Normally invests in securities of at least three different countries other than the U.S. Focuses on issuers located primarily in Europe, Latin America, and the emerging markets of the Pacific Basin and Japan, but also may invest in select issues from elsewhere outside the U.S. Will invest in securities in both developed and developing markets. Seeks to invest in those companies believed to be best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly developing business franchises, strong financial positions, and high quality management capable of defining and implementing strategies to take advantage of local, regional or global markets.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.

Risks

Investment in the portfolio is subject to the following risks:

>Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

>Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

>Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

>Emerging Growth Risk: The portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

>Interest Rate Risk: The portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.

>Credit Risk: The portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Scudder Kemper Investments, Inc.

Portfolio Partners T. Rowe Price Growth Equity Portfolio

Investment Objective

Seeks long-term capital growth, and, secondarily, increasing dividend income.

Policies

Invests primarily (at least 65% of total assets) in the common stocks of a diversified group of growth companies. The subadviser seeks companies with a lucrative niche in the economy that it believes will give them the ability to sustain earnings momentum even during times of slow economic growth. The subadviser believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:

>Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

>Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

>Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser: T. Rowe Price Associates, Inc.

                                  Appendix V
                        Condensed Financial Information
--------------------------------------------------------------------------------

      (FOR CONTRACTS ISSUED AFTER MARCH 1994 WITH TOTAL SEPARATE ACCOUNT
                          ANNUAL EXPENSES OF 1.25%)*
   (Selected data for accumulation units outstanding throughout each period)
================================================================================

The condensed financial information presented below for each of the periods in the five-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.


                                        1998                1997               1996               1995               1994
                                  ----------------   -----------------   ----------------   ----------------   ----------------
AETNA ASCENT VP
Value at beginning of period           $15.860             $13.395            $10.976            $10.000(1)
Value at end of period                 $16.337             $15.860            $13.395            $10.976
Number of accumulation units
 outstanding at end of period          592,247             554,873            201,475             49,748

AETNA BALANCED VP, INC.
Value at beginning of period           $18.811             $15.551            $13.673            $10.868            $11.057(2)
Value at end of period                 $21.723             $18.811            $15.551            $13.673            $10.868
Number of accumulation units
 outstanding at end of period        6,268,762           6,663,594          7,803,572            940,933            261,895

AETNA BOND VP
Value at beginning of period           $13.238             $12.377            $12.098            $10.360            $10.905(2)
Value at end of period                 $14.137             $13.238            $12.377            $12.098            $10.360
Number of accumulation units
 outstanding at end of period        2,490,832           2,482,652          3,717,900            354,993            148,193

AETNA CROSSROADS VP
Value at beginning of period           $14.797             $12.744            $10.862            $10.000(1)
Value at end of period                 $15.478             $14.797            $12.744            $10.862
Number of accumulation units
 outstanding at end of period          514,093             424,250            165,860             47,204

AETNA GROWTH VP
Value at beginning of period           $13.173             $11.137(3)
Value at end of period                 $17.912             $13.173
Number of accumulation units
 outstanding at end of period          289,055              21,371

AETNA GROWTH AND
INCOME VP
Value at beginning of period           $22.194             $17.302            $14.077            $10.778            $11.020(2)
Value at end of period                 $25.094             $22.194            $17.302            $14.077            $10.778
Number of accumulation units
 outstanding at end of period       19,989,922          21,842,444         29,130,769          2,370,234            602,838

AETNA HIGH YIELD VP
Value at beginning of period            $9.968(4)
Value at end of period                  $9.212
Number of accumulation units
 outstanding at end of period            7,394

AETNA INDEX PLUS LARGE
CAP VP
Value at beginning of period           $14.444             $10.924            $10.000(5)
Value at end of period                 $18.772             $14.444            $10.924
Number of accumulation units
 outstanding at end of period          616,724             159,461             13,142

AETNA INDEX PLUS MID
CAP VP
Value at beginning of period            $9.925(6)
Value at end of period                 $10.891
Number of accumulation units
 outstanding at end of period           35,031

AETNA INDEX PLUS SMALL
CAP VP
Value at beginning of period            $9.918(6)
Value at end of period                  $8.815
Number of accumulation units
 outstanding at end of period           40,793

AETNA INTERNATIONAL VP
Value at beginning of period           $10.182(6)
Value at end of period                  $9.765
Number of accumulation units
 outstanding at end of period           25,090

--------------------------------------------------------------------------------

                                         1998               1997             1996             1995               1994
                                  -----------------   ----------------   ------------   ----------------   ----------------
AETNA LEGACY VP
Value at beginning of period           $13.550             $11.982           $10.626         $10.000(7)
Value at end of period                 $14.310             $13.550           $11.982         $10.626
Number of accumulation units
 outstanding at end of period          507,368             382,217           188,303          20,531

AETNA MONEY MARKET VP
Value at beginning of period           $11.951             $11.473           $11.026         $10.528            $10.241(2)
Value at end of period                 $12.447             $11.951           $11.473         $11.026            $10.528
Number of accumulation units
 outstanding at end of period        2,329,195           2,227,782         3,510,588         544,383            334,746

AETNA REAL ESTATE
SECURITIES VP
Value at beginning of period            $9.904(4)
Value at end of period                  $8.873
Number of accumulation units
 outstanding at end of period           12,789

AETNA SMALL COMPANY VP
Value at beginning of period           $13.654             $10.816(3)
Value at end of period                 $13.633             $13.654
Number of accumulation units
 outstanding at end of period          208,454              71,911

AETNA VALUE
OPPORTUNITY VP
Value at beginning of period           $13.261             $10.977(3)
Value at end of period                 $16.030             $13.261
Number of accumulation units
 outstanding at end of period          112,739              33,295

CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period            $9.839(4)
Value at end of period                 $10.500
Number of accumulation units
 outstanding at end of period           17,068

FIDELITY VIP EQUITY-
INCOME PORTFOLIO
Value at beginning of period           $19.818             $15.664           $13.880         $10.403            $10.000(8)
Value at end of period                 $21.848             $19.818           $15.664         $13.880            $10.403
Number of accumulation units
 outstanding at end of period        1,332,063           1,311,211         1,166,495         766,360            100,574

FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period           $19.339             $15.858           $14.000         $10.472            $10.000(8)
Value at end of period                 $26.641             $19.339           $15.858         $14.000            $10.472
Number of accumulation units
 outstanding at end of period        1,278,104           1,110,079           994,616         612,992            121,070

FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period           $12.640             $11.473           $10.262          $9.474            $10.000(8)
Value at end of period                 $14.074             $12.640           $11.473         $10.262             $9.474
Number of accumulation units
 outstanding at end of period          194,687             221,450           182,533         166,303             54,387

FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period           $17.156             $13.994           $11.681         $10.000(9)
Value at end of period                 $22.023             $17.156           $13.994         $11.681
Number of accumulation units
 outstanding at end of period          834,976             811,557           500,034         174,259

JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period           $15.254             $13.710           $12.861         $10.000(9)
Value at end of period                 $20.226             $15.254           $13.710         $12.861
Number of accumulation units
 outstanding at end of period          565,275             493,462           495,557         167,920

JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period           $15.576             $12.917           $11.259         $10.000(1)
Value at end of period                 $20.657             $15.576           $12.917         $11.259
Number of accumulation units
 outstanding at end of period          447,035             241,028           127,631          34,072

JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period           $10.054(6)
Value at end of period                 $10.419
Number of accumulation units
 outstanding at end of period           54,517



 62
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                  Condensed Financial Information (continued)
--------------------------------------------------------------------------------

                                         1998                  1997             1996            1995          1994
                                  ------------------   -------------------   ----------   ----------------   -----
JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period            $16.485              $13.599         $11.626           $10.000(1)
Value at end of period                  $22.086              $16.485         $13.599           $11.626
Number of accumulation units
 outstanding at end of period           465,446              376,501         250,918            78,126

JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period            $18.779              $15.566         $12.216           $10.000(9)
Value at end of period                  $23.910              $18.779         $15.566           $12.216
Number of accumulation units
 outstanding at end of period         1,360,741            1,206,175         526,646            65,384

OPPENHEIMER GLOBAL
SECURITIES FUND/VA
Value at beginning of period             $9.865(6)
Value at end of period                  $10.018
Number of accumulation units
 outstanding at end of period            11,129

OPPENHEIMER STRATEGIC
BOND FUND/VA
Value at beginning of period             $9.988(6)
Value at end of period                   $9.895
Number of accumulation units
 outstanding at end of period            13,885

PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period            $14.927              $15.114(10)
Value at end of period                  $19.114              $14.927
Number of accumulation units
 outstanding at end of period         1,369,984            1,368,373

PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period            $13.795              $14.067(10)
Value at end of period                  $16.758              $13.795
Number of accumulation units
 outstanding at end of period         1,054,685            1,200,982

PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period             $9.828(6)
Value at end of period                  $10.495
Number of accumulation units
 outstanding at end of period            42,213

PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period            $16.986              $16.776(10)
Value at end of period                  $19.978              $16.986
Number of accumulation units
 outstanding at end of period           467,484              516,231

PORTFOLIO PARTNERS
T. ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period            $16.131              $15.809(10)
Value at end of period                  $20.328              $16.131
Number of accumulation units
 outstanding at end of period           717,872              701,952

-----------------
* This table applies to all 1994 and 1992 internal rollover contracts issued on or after March 23, 1994 and all contracts not connected with an internal transfer (i.e., external rollovers or contracts established with at least a $1,000 annual purchase payment) issued on or after March 29, 1994.
(1) Funds were first available in this option during June 1995.
(2) Funds were first received in this option during April 1994.
(3) Funds were first received in this option during May 1997.
(4) Funds were first received in this option during June 1998.
(5) The initial accumulation unit value was established during August 1996, when the portfolio became available under the contract, when funds were first received in this option or when the applicable daily asset charge was first utilized.
(6) Funds were first received in this option during May 1998.
(7) Funds were first available in this option during July 1995.
(8) Funds were first received in this option during May 1994.

--------------------------------------------------------------------------------

 (9) Funds were first available in this option during May 1995.
(10) Funds were first received in this option during November 1997.

                        Condensed Financial Information
--------------------------------------------------------------------------------

     (FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.15%) (Selected data for accumulation units outstanding throughout each period)
================================================================================

The condensed financial information presented below for each of the periods in the five-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.


                                     1998            1997            1996            1995               1994
                                  ----------   ----------------   ----------   ----------------   ----------------
AETNA ASCENT VP
Value at beginning of period        $15.900         $13.415         $10.982         $10.000(1)
Value at end of period              $16.395         $15.900         $13.415         $10.982
Number of accumulation units
 outstanding at end of period        21,004          20,154          28,982          15,055

AETNA BALANCED VP, INC.
Value at beginning of period        $18.889         $15.600         $13.703         $10.880            $10.951(2)
Value at end of period              $21.836         $18.889         $15.600         $13.703            $10.880
Number of accumulation units
 outstanding at end of period       167,720         166,915         172,588         138,271             49,333

AETNA BOND VP
Value at beginning of period        $13.293         $12.416         $12.125         $10.373            $10.367(3)
Value at end of period              $14.211         $13.293         $12.416         $12.125            $10.373
Number of accumulation units
 outstanding at end of period       102,450          98,338          92,017          50,261             16,110

AETNA CROSSROADS VP
Value at beginning of period        $14.835         $12.763         $10.868         $10.000(1)
Value at end of period              $15.532         $14.835         $12.763         $10.868
Number of accumulation units
 outstanding at end of period        35,562          20,404          15,074           2,394

AETNA GROWTH VP
Value at beginning of period        $13.183         $14.472(4)
Value at end of period              $17.943         $13.183
Number of accumulation units
 outstanding at end of period        26,153           2,122

AETNA GROWTH AND
INCOME VP
Value at beginning of period        $22.287         $17.357         $14.108         $10.791            $10.875(3)
Value at end of period              $25.225         $22.287         $17.357         $14.108            $10.791
Number of accumulation units
 outstanding at end of period       548,039         461,571         405,331         273,578            110,420

AETNA INDEX PLUS LARGE
CAP VP
Value at beginning of period        $14.463         $11.406(5)
Value at end of period              $18.815         $14.463
Number of accumulation units
 outstanding at end of period        45,787          10,121

AETNA LEGACY VP
Value at beginning of period        $13.583         $12.000         $10.631         $10.000(6)
Value at end of period              $14.360         $13.583         $12.000         $10.631
Number of accumulation units
 outstanding at end of period        76,396          77,495          19,864          17,106

AETNA MONEY MARKET VP
Value at beginning of period        $12.002         $11.510         $11.051         $10.541            $10.484(2)
Value at end of period              $12.512         $12.002         $11.510         $11.051            $10.541
Number of accumulation units
 outstanding at end of period       190,680         137,699         173,308         145,629              9,736

AETNA SMALL COMPANY VP
Value at beginning of period        $13.664         $11.541(7)
Value at end of period              $13.657         $13.664
Number of accumulation units
 outstanding at end of period        20,254          13,843

AETNA VALUE
OPPORTUNITY VP
Value at beginning of period        $13.271         $12.904(8)
Value at end of period              $16.057         $13.271
Number of accumulation units
 outstanding at end of period             0           1,510

FIDELITY VIP EQUITY-
INCOME PORTFOLIO
Value at beginning of period        $19.890         $15.705         $13.902         $10.409            $10.000(9)
Value at end of period              $21.948         $19.890         $15.705         $13.902            $10.409
Number of accumulation units
 outstanding at end of period       114,565         162,627         194,798         118,679             43,852

--------------------------------------------------------------------------------

                                         1998                1997             1996             1995                1994
                                  -----------------   ------------------   ----------   ------------------   ----------------
FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period           $19.409              $15.900         $14.023           $10.479             $10.000(2)
Value at end of period                 $26.764              $19.409         $15.900           $14.023             $10.479
Number of accumulation units
 outstanding at end of period           76,869               83,442          87,971            45,765              32,592

FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period           $12.686              $11.503         $10.278            $9.480             $10.000(2)
Value at end of period                 $14.140              $12.686         $11.503           $10.278              $9.480
Number of accumulation units
 outstanding at end of period           15,876               23,721          35,293             4,284               5,098

FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period           $17.201              $14.016         $11.689           $10.000(10)
Value at end of period                 $22.103              $17.201         $14.016           $11.689
Number of accumulation units
 outstanding at end of period           19,136               16,983          13,300             5,453

JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period           $15.295              $13.733         $12.869           $10.000(10)
Value at end of period                 $20.300              $15.295         $13.733           $12.869
Number of accumulation units
 outstanding at end of period           15,876               13,373          24,366            22,050

JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period           $15.616              $12.938         $11.265           $10.000(1)
Value at end of period                 $20.731              $15.616         $12.938           $11.265
Number of accumulation units
 outstanding at end of period           22,911               24,214          15,488             9,383

JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period           $16.528              $13.621         $11.633           $10.000(1)
Value at end of period                 $22.165              $16.528         $13.621           $11.633
Number of accumulation units
 outstanding at end of period           33,676                7,407           6,308             3,238

JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period           $18.828              $15.592         $12.223           $10.000(10)
Value at end of period                 $23.996              $18.828         $15.592           $12.223
Number of accumulation units
 outstanding at end of period           74,104               59,450          33,350             2,617

PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period           $14.991              $15.178(11)
Value at end of period                 $19.216              $14.991
Number of accumulation units
 outstanding at end of period           72,542               97,555

PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period           $13.852              $14.124(11)
Value at end of period                 $16.844              $13.852
Number of accumulation units
 outstanding at end of period            5,155                1,447

PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period            $9.473(12)
Value at end of period                 $10.502
Number of accumulation units
 outstanding at end of period           12,126

PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period           $17.056              $16.844(11)
Value at end of period                 $20.081              $17.056
Number of accumulation units
 outstanding at end of period           27,591               34,030

--------------------------------------------------------------------------------

                                     1998             1997           1996     1995     1994
                                  ----------   ------------------   ------   ------   -----
PORTFOLIO PARTNERS T.
ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period       $16.172           $15.848(11)
Value at end of period             $20.400           $16.172
Number of accumulation units
 outstanding at end of period       47,436            44,362

-----------------
 (1) Funds were first available in this option during June 1995.
 (2) Funds were first received in this option during November 1994.
 (3) Funds were first received in this option during October 1994.
 (4) Funds were first received in this option during October 1997.
 (5) Funds were first received in this option during January 1997.
 (6) Funds were first available in this option during July 1995.
 (7) Funds were first received in this option during June 1997.
 (8) Funds were first received in this option during August 1997.
 (9) Funds were first received in this option during September 1994.
(10) Funds were first available in this option during May 1995.
(11) Funds were first received in this option during November 1997.
(12) Funds were first received in this option during November 1998.

                        Condensed Financial Information
--------------------------------------------------------------------------------

                 (1992 CONTRACTS ISSUED PRIOR TO MARCH 1994)*
   (Selected data for accumulation units outstanding throughout each period)
================================================================================

The condensed financial information presented below for each of the years in the ten-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.


                                       1998              1997            1996          1995          1994
                                ----------------- ----------------- ------------- ------------- --------------
AETNA ASCENT VP
Value at beginning of period         $15.422           $13.291(1)
Value at end of period               $15.886           $15.422
Number of accumulation units
 outstanding at end of period         21,430               380

AETNA BALANCED VP, INC.
Value at beginning of period         $24.700           $20.419           $17.954       $14.270        $14.519
Value at end of period               $28.524           $24.700           $20.419       $17.954        $14.270
Number of accumulation units
 outstanding at end of period      2,294,877         2,160,305         2,716,641     9,193,181     21,990,186

AETNA BOND VP
Value at beginning of period         $51.330           $47.992           $46.913       $40.173        $42.283
Value at end of period               $54.819           $51.330           $47.992       $46.913        $40.173
Number of accumulation units
 outstanding at end of period        994,987           959,336           835,724     2,377,622      5,108,720

AETNA CROSSROADS VP
Value at beginning of period         $14.456           $12.577(1)
Value at end of period               $15.120           $14.456
Number of accumulation units
 outstanding at end of period         31,468               873

AETNA GROWTH VP
Value at beginning of period         $11.392(3)
Value at end of period               $13.597
Number of accumulation units
 outstanding at end of period             17

AETNA GROWTH AND
INCOME VP
Value at beginning of period        $217.359          $169.448          $137.869      $105.558       $107.925
Value at end of period              $245.765          $217.359          $169.448      $137.869       $105.558
Number of accumulation units
 outstanding at end of period      1,747,097         1,826,355         2,071,139     6,364,000     13,966,072

AETNA INDEX PLUS MID
CAP VP
Value at beginning of period          $9.928(4)
Value at end of period               $11.338
Number of accumulation units
 outstanding at end of period         35,201

AETNA INDEX PLUS SMALL
CAP VP
Value at beginning of period         $10.193(4)
Value at end of period                $9.157
Number of accumulation units
 outstanding at end of period         81,388

AETNA LEGACY VP
Value at beginning of period         $13.491           $12.296(5)
Value at end of period               $14.248           $13.491
Number of accumulation units
 outstanding at end of period         95,526             2,279

AETNA MONEY MARKET VP
Value at beginning of period         $41.174           $39.528           $37.988       $36.271        $35.282
Value at end of period               $42.883           $41.174           $39.528       $37.988        $36.271
Number of accumulation units
 outstanding at end of period        564,537           455,502           597,656     1,836,260      3,679,802

AETNA VALUE
OPPORTUNITY VP
Value at beginning of period         $11.472(4)
Value at end of period               $12.088
Number of accumulation units
 outstanding at end of period         33,957

CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period         $23.675           $19.965           $17.951       $13.990        $14.640
Value at end of period               $27.186           $23.675           $19.965       $17.951        $13.990
Number of accumulation units
 outstanding at end of period        917,567           929,282           898,279       856,361        743,464


                                     1993           1992           1991           1990              1989
                                -------------- -------------- -------------- -------------- -------------------
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

AETNA BALANCED VP, INC.
Value at beginning of period          $13.379        $12.736        $10.896        $10.437         $10.000(2)
Value at end of period                $14.519        $13.379        $12.736        $10.896         $10.437
Number of accumulation units
 outstanding at end of period      30,784,750     34,802,433     22,898,099     17,078,985       9,535,986

AETNA BOND VP
Value at beginning of period          $39.038        $36.789        $31.192        $28.943         $25.574
Value at end of period                $42.283        $39.038        $36.789        $31.192         $28.943
Number of accumulation units
 outstanding at end of period       8,210,666      8,507,292      7,844,412      6,984,793       6,202,834

AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

AETNA GROWTH VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

AETNA GROWTH AND
INCOME VP
Value at beginning of period         $102.383        $97.165        $77.845        $76.311         $59.871
Value at end of period               $107.925       $102.383        $97.165        $77.845         $76.311
Number of accumulation units
 outstanding at end of period      21,148,863     24,201,565     20,948,226     18,362,906      17,142,820

AETNA INDEX PLUS MID
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

AETNA INDEX PLUS SMALL
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

AETNA LEGACY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

AETNA MONEY MARKET VP
Value at beginning of period          $34.619        $33.812        $32.138        $30.012         $27.783
Value at end of period                $35.282        $34.619        $33.812        $32.138         $30.012
Number of accumulation units
 outstanding at end of period       5,086,515      7,534,662      8,430,082     10,220,110       8,286,033

AETNA VALUE
OPPORTUNITY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period          $13.726        $12.913        $11.233        $10.568         $10.000(6)
Value at end of period                $14.640        $13.726        $12.913        $11.233         $10.568
Number of accumulation units
 outstanding at end of period         705,415        503,006        355,851        148,576          20,710

--------------------------------------------------------------------------------

                                       1998                1997             1996
                                ------------------ ------------------- -------------
FIDELITY VIP EQUITY-
INCOME PORTFOLIO
Value at beginning of period          $16.587            $13.110            $11.617
Value at end of period                $18.285            $16.587            $13.110
Number of accumulation units
 outstanding at end of period       2,533,673          2,139,178          1,454,755

FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period          $14.087            $11.843(8)
Value at end of period                $19.406            $14.087
Number of accumulation units
 outstanding at end of period              72                 29

FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period          $17.276            $14.092            $11.763
Value at end of period                $22.177            $17.276            $14.092
Number of accumulation units
 outstanding at end of period       3,333,320          2,706,862          1,522,169

JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period          $18.174            $16.334            $15.323
Value at end of period                $24.098            $18.174            $16.334
Number of accumulation units
 outstanding at end of period       2,142,130          1,939,607          1,893,718

JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period          $15.016            $12.453            $10.853
Value at end of period                $19.914            $15.016            $12.453
Number of accumulation units
 outstanding at end of period           3,698              7,873                231

JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period          $14.430            $13.074            $12.124
Value at end of period                $15.548            $14.430            $13.074
Number of accumulation units
 outstanding at end of period           8,967              5,211              3,761

JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period          $16.816            $13.872            $11.859
Value at end of period                $22.529            $16.816            $13.872
Number of accumulation units
 outstanding at end of period       1,354,047          1,109,942            663,945

JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period          $18.690            $15.493            $12.158
Value at end of period                $23.797            $18.690            $15.493
Number of accumulation units
 outstanding at end of period       4,687,167          3,873,511          2,090,908

OPPENHEIMER GLOBAL
SECURITIES FUND/VA
Value at beginning of period          $10.077(12)
Value at end of period                $10.303
Number of accumulation units
 outstanding at end of period          20,548

OPPENHEIMER STRATEGIC
BOND FUND/VA
Value at beginning of period          $10.055(4)
Value at end of period                 $9.935
Number of accumulation units
 outstanding at end of period         100,555

PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period          $15.046            $15.236(13)
Value at end of period                $19.268            $15.046
Number of accumulation units
 outstanding at end of period       3,101,880          2,707,904

PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period          $11.960            $12.195(13)
Value at end of period                $14.528            $11.960
Number of accumulation units
 outstanding at end of period       1,379,653            232,418


                                       1995               1994         1993   1992   1991   1990   1989
                                ------------------ ------------------ ------ ------ ------ ------ -----
FIDELITY VIP EQUITY-
INCOME PORTFOLIO
Value at beginning of period          $10.000(7)
Value at end of period                $11.617
Number of accumulation units
 outstanding at end of period         628,582

FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period          $10.000(7)
Value at end of period                $11.763
Number of accumulation units
 outstanding at end of period         525,476

JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period          $12.169            $10.000(9)
Value at end of period                $15.323            $12.169
Number of accumulation units
 outstanding at end of period       1,280,953            393,553

JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period          $10.000(10)
Value at end of period                $10.853
Number of accumulation units
 outstanding at end of period             161

JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period           $9.911            $10.000(11)
Value at end of period                $12.124             $9.911
Number of accumulation units
 outstanding at end of period           3,345              1,555

JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period          $10.000(10)
Value at end of period                $11.859
Number of accumulation units
 outstanding at end of period         109,717

JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period          $10.000(10)
Value at end of period                $12.158
Number of accumulation units
 outstanding at end of period         314,653

OPPENHEIMER GLOBAL
SECURITIES FUND/VA
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

OPPENHEIMER STRATEGIC
BOND FUND/VA
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

--------------------------------------------------------------------------------

                                    1998             1997         1996   1995   1994   1993   1992   1991   1990   1989
                                ------------ ------------------- ------ ------ ------ ------ ------ ------ ------ -----
PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period        $23.440        $23.106(13)
Value at end of period              $29.339        $23.440
Number of accumulation units
 outstanding at end of period     2,244,308      2,018,219

PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period        $17.709        $17.490(13)
Value at end of period              $20.829        $17.709
Number of accumulation units
 outstanding at end of period     2,962,631      3,237,710

PORTFOLIO PARTNERS
T. ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period        $16.608        $16.276(13)
Value at end of period              $20.929        $16.608
Number of accumulation units
 outstanding at end of period     1,564,888      1,317,058

-----------------
* This table applies to 1992 internal rollover contracts issued prior to March 23, 1994 and 1992 contracts not connected with an internal transfer (i.e., external rollovers or contracts established with at least a $1,000 annual purchase payment) issued prior to March 29, 1994.
 (1) Funds were first received in this option during February 1997.
 (2) The initial accumulation unit value was established at $10.000 on June 23, 1989, the date on which the fund commenced operations.
 (3) Funds were first received in this option during September 1998.
 (4) Funds were first received in this option during May 1998.
 (5) Funds were first received in this option during May 1997.
 (6) The initial accumulation unit value was established at $10.000 on May 31, 1989, the date on which the fund became available under the contract.
 (7) The initial accumulation unit value was established at $10.000 during May 1995, when the fund became available under the contract.
 (8) Funds were first received in this option during January 1997.
 (9) The initial accumulation unit value was established at $10.000 during June 1994, when funds were first received in this option.
(10) The initial accumulation unit value was established at $10.000 during July 1995, when the fund became available under the contract.
(11) The initial accumulation unit value was established at $10.000 during November 1994,when funds were first received in this option.
(12) Funds were first received in this option during June 1998.
(13) Funds were first received in this option during November 1997.

                       Please attach to your application
--------------------------------------------------------------------------------

I hereby acknowledge receipt of an Account C Individual Variable Annuity Contract Prospectus dated May 3, 1999 for Individual Retirement Annuities and Simplified Employee Pension Plans, as well as the current prospectus pertaining to the Guaranteed Accumulation Account, if applicable.

--- Please send an Account C Statement of Additional Information (Form No. SAI.75988-99) dated May 3, 1999.

--------------------------------------------------------------------------------
                          CONTRACT HOLDER'S SIGNATURE


--------------------------------------------------------------------------------
                                     DATE



PROS.75988-99

--------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT C
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

              Statement of Additional Information Dated May 3, 1999

Individual Deferred Fixed or Variable Annuity Contracts for Individual Retirement Annuities under Section 408(b), Roth Individual Retirement Annuities under Section 408A and Simplified Employee Pension Plans under Section 408(k)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account C (the separate account) dated May 3, 1999.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                            Aetna Retirement Services
                           Individual Annuity Services
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-1277
                                 1-800-531-4547

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

                                TABLE OF CONTENTS

                                                                          Page
General Information and History...........................................   2
Variable Annuity Account C................................................   2
Offering and Purchase of Contracts........................................   3
Performance Data..........................................................   3
     General..............................................................   3
     Average Annual Total Return Quotations...............................   4
Income Phase Payments.....................................................   11
Sales Material and Advertising............................................   12
Independent Auditors......................................................   12
Financial Statements of the Separate Account..............................   S-1
Financial Statements of Aetna Life Insurance and Annuity Company
     and Subsidiary.......................................................   F-1

                         GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the Company, we, us, our) is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954).

As of December 31, 1998, the Company and its subsidiary life company had $43 billion invested through their products, including $29 billion in their separate accounts (of which the Company, or an affiliate oversees the management of $21 billion). The Company is ranked among the top 2% of all U.S. life insurance companies based on assets as of December 31, 1997. The Company is an indirect wholly owned subsidiary of Aetna Inc. The Company is engaged in the business of issuing life insurance policies and annuity contracts. Our Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

In addition to serving as the principal underwriter and the depositor for the separate account, the Company is a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934. We provide investment advice to several of the registered management investment companies offered as variable investment options under the contracts funded by the separate account (see "Variable Annuity Account C" below).

Other than the mortality and expense risk charge and administrative expense charge described in the prospectus, all expenses incurred in the operations of the separate account are borne by the Company. See "Fees" in the prospectus. The Company receives reimbursement for certain administrative costs from some advisers of the funds used as funding options under the contract. These fees generally range up to 0.425%.

The Company holds the assets of the separate account. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

From this point forward, the term "contract(s)" refers only to those offered through the prospectus.

                           VARIABLE ANNUITY ACCOUNT C

Variable Annuity Account C is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Payments to accounts under the contract may be allocated to one or more of the subaccounts. Each subaccount invests in the shares of only one of the funds listed below. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions or under all contracts.

The funds currently available under the contract are as follows:

Aetna Ascent VP                     AIM V.I. Value Fund
Aetna Balanced VP, Inc.             Calvert Social Balanced Portfolio
Aetna Income Shares d/b/a           Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio
  Aetna Bond VP                     Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio
Aetna Crossroads VP                 Fidelity Variable Insurance Products Fund (VIP) Overseas Portfolio
Aetna Growth VP                     Fidelity Variable Insurance Products Fund II (VIP II) Contrafund Portfolio
Aetna Variable Fund d/b/a           Janus Aspen Aggressive Growth Portfolio
  Aetna Growth and Income VP        Janus Aspen Balanced Portfolio
Aetna High Yield VP                 Janus Aspen Flexible Income Portfolio
Aetna Index Plus Large Cap VP       Janus Aspen Growth Portfolio
Aetna Index Plus Mid Cap VP         Janus Aspen Worldwide Growth Portfolio
Aetna Index Plus Small Cap VP       Oppenheimer Global Securities Fund/VA
Aetna International VP              Oppenheimer Strategic Bond Fund/VA
Aetna Legacy VP                     Portfolio Partners MFS Emerging Equities Portfolio
Aetna Variable Encore Fund d/b/a    Portfolio Partners MFS Research Growth Portfolio
  Aetna Money Market VP             Portfolio Partners MFS Value Equity Portfolio
Aetna Real Estate Securities VP     Portfolio Partners Scudder International Growth Portfolio
Aetna Small Company VP              Portfolio Partners T. Rowe Price Growth Equity Portfolio
Aetna Value Opportunity VP
AIM V.I. Capital Appreciation Fund
AIM V.I. Growth Fund
AIM V.I. Growth and Income Fund

Complete descriptions of each of the funds, including their investment objectives, policies, risks, fees and expenses, are contained in the prospectuses and statements of additional information for each of the funds.

                       OFFERING AND PURCHASE OF CONTRACTS

The Company is both the depositor and the principal underwriter for the securities sold by the prospectus. We offer the contracts through life insurance agents licensed to sell variable annuities who are registered representatives of the Company or of other registered broker-dealers who have sales agreements with the Company. The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the sections titled "Purchase" and "Your Account Value."

                                PERFORMANCE DATA
GENERAL

From time to time, we may advertise different types of historical performance for the subaccounts of the separate account available under the contracts. We may advertise the "standardized average annual total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized returns"), as well as the "non-standardized returns," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial payment of $1,000 is applied under a deferred annuity contract to the various subaccounts available under the contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the fund since the date contributions were first received in the fund under the separate account adjusted to reflect the deduction of the maximum recurring charges under the contracts during each period (e.g., 1.25% mortality and expense risk charges, $25 maintenance fees, and early withdrawal charge as described below). Table I reflects the early withdrawal charge schedule of 1% during the first contract year and 0% thereafter as shown in Schedule A of the prospectus, Table II reflects the early withdrawal charge of 5% grading down to 0% after nine contract years as shown in Schedule B of the prospectus and Table III reflects the early withdrawal charge of 6% grading down to 0% after seven years as shown in Schedule C of the prospectus. These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee is converted to a percentage of assets based on the average account size under the contracts described in the prospectus. The total return figures shown below may be different from the actual historical total return under your contract because for periods prior to 1994 the subaccount's investment performance was based on the performance of the underlying fund plus any cash held by the subaccount.

The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable early withdrawal charge, and in some advertisements will also exclude the effect of the annual maintenance fee. The deduction of the early withdrawal charge and the annual maintenance fee would decrease the level of performance shown if reflected in the calculations. The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods, and may include returns calculated from the fund's inception date and/or the date contributions were first received in the fund under the separate account. The non-standardized returns shown in the tables below reflect the deduction of all charges under the contract except the early withdrawal charge. The annual maintenance fee has been deducted for the purposes of calculating the returns.

Investment results of the funds will fluctuate over time, and any presentation of the subaccounts' total return quotations for any prior period should not be considered as a representation of how the subaccounts will perform in any future period. Additionally, the contract value and/or account value upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - Standardized and Non-Standardized

The tables below reflect the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1998 for the subaccounts under the contract. The standardized returns assume the maximum charges under the contract as described under "General" above. The non-standardized returns assume the same charges but do not include the early withdrawal charge.

For the subaccounts funded by the Portfolio Partners portfolios, two sets of performance returns are shown for each subaccount: one showing performance based solely on the performance of the Portfolio Partners portfolio from November 28, 1997, the date the portfolio commenced operations; and one quotation based on
(a) performance through November 26, 1997 of the fund it replaced under many Company contracts and; (b) after November 26, 1997, based on the performance of the Portfolio Partners portfolio.

For those subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows the average annual return since the date contributions were first received in the fund under the separate account. For non-standardized performance, the "Since Inception" column shows average annual total return since the fund's inception date.

                                     Table I
             (corresponding with early withdrawal charge Schedule A)

------------------------------------------------------------------------------------------------------------------
                                                                                                      Date
                                                                                                  Contributions
                                                                      STANDARDIZED               First Received
                                                                                                    Under the
                                                                                                Separate Account
------------------------------------------------------------------------------------------------------------------
                                                                                      Since
                   SUBACCOUNT                      1 Year     5 Year     10 Year    Inception*
------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                     2.92%                             15.02%       07/05/1995
------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                            15.39%     14.37%                  11.48%       04/03/1989
------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                    6.71%      5.23%      7.83%
------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                 4.51%                             13.25%       07/05/1995
------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                    35.88%                             35.28%       05/30/1997
------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                      12.98%     17.80%     14.92%
------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                                                   (8.60%)      05/04/1998
------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                      29.88%                             31.00%       10/31/1996
------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                                                            6.58%       05/04/1998
------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                                                        (12.79%)      05/04/1998
------------------------------------------------------------------------------------------------------------------
Aetna International VP                                                                (5.15%)      05/04/1998
------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                     5.52%                             11.13%       07/05/1995
------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                         4.06%      3.89%      4.35%
------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                                                      (13.34%)      05/04/1998
------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                             (0.25%)                            12.35%       05/30/1997
------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                         20.79%                             26.81%       05/30/1997
------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio                   5.92%     13.93%                  10.60%       05/31/1989
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio               10.15%                             18.59%       05/31/1994
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                      37.67%                             23.62%       05/31/1994
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                    11.26%                              8.20%       05/31/1994
------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio               28.28%                             24.94%       05/31/1995
------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio            32.50%                             21.66%       06/30/1994
------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                     32.53%                             22.38%       06/30/1995
------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio               7.66%                             11.02%       10/31/1994
------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                       33.89%                             24.45%       06/30/1995
------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio             27.23%                             27.16%       05/31/1995
------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                                                (1.68%)       05/04/1998
------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                                                   (2.28%)       05/07/1998
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities
Portfolio                                          27.97%                             23.94%       11/28/1997
------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                               27.97%     13.76%                  13.49%       09/30/1993
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio   21.38%                             17.32%       11/28/1997
------------------------------------------------------------------------------------------------------------------
American Century VP Capital
Appreciation/Portfolio Partners MFS Research
Growth(3)                                          21.38%      6.72%                   8.28%       08/31/1992
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio      25.07%                             24.40%       11/28/1997
------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners
MFS Value Equity(3)                                25.07%     15.40%                  11.63%       05/31/1989
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth
Portfolio                                          17.53%                             17.28%       11/28/1997
------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class
A/Portfolio Partners Scudder International
Growth(3)                                          17.53%      8.96%                   8.82%       07/31/1989
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity
Portfolio                                          25.93%                             25.84%       11/28/1997
------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T.
Rowe Price Growth Equity(3)                        25.93%                             22.86%       10/31/1994
------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the table for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the fund under the separate account.

(1) These funds have been available through the separate account for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.77%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above except the maximum 1% early withdrawal charge.

(3) The fund first listed was replaced with the applicable Portfolio Partners portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners portfolio after that date. The replaced fund may not have been available under all contracts. The "Date Contributions First Received Under the Separate Account" refers to the applicable date for the replaced fund.

                                Table I (part 2)
             (corresponding with early withdrawal charge Schedule A)

-------------------------------------------------------------------------------------------------------------------
                                                                                                          Fund
                                                                       NON- STANDARDIZED                Inception
                                                                                                          Date
-------------------------------------------------------------------------------------------------------------------
                                                                                            Since
                   SUBACCOUNT                       1 Year   3 Years 5 Years  10 Years   Inception**
-------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                      2.92%   14.09%                        15.02%      07/05/1995
-------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                             15.39%   16.60%   14.37%               11.48%      04/03/1989
-------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                     6.71%    5.24%    5.23%    7.83%
-------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                  4.51%   12.44%                        13.25%      07/05/1995
-------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                     35.88%                                 33.53%      12/13/1996
-------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                       12.98%   21.16%   17.80%   14.92%
-------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                 (1.60%)                                (0.19%)     12/10/1997
-------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                       29.88%                                 31.58%      09/16/1996
-------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                         22.67%                                 25.68%      12/16/1997
-------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                       (2.67%)                                 1.43%      12/19/1997
-------------------------------------------------------------------------------------------------------------------
Aetna International VP                              17.35%                                 19.95%      12/22/1997
-------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                      5.52%   10.34%                        11.13%      07/05/1995
-------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                          4.06%    4.03%    3.89%    4.35%
-------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                    (14.02%)                               (10.52%)     12/15/1997
-------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                              (0.25%)                                15.61%      12/27/1996
-------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                          20.79%                                 29.40%      12/13/1996
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                  17.74%   15.24%   15.70%               17.22%      05/05/1993
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                32.39%   24.55%   19.86%               19.30%      05/05/1993
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                     26.03%   22.79%                        20.90%      05/02/1994
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                 30.69%   21.89%   20.12%               20.31%      05/05/1993
-------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(1)                 5.92%   14.30%   13.93%   11.07%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio(1)             10.15%   16.24%   17.21%   14.11%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio(1)                    37.67%   23.83%   20.14%   17.85%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio(1)                  11.26%   10.99%    8.25%    8.63%
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                28.28%   23.42%                        26.96%      01/03/1995
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio             32.50%   16.20%   17.78%               20.32%      09/13/1993
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                      32.53%   22.33%   17.54%               17.93%      09/13/1993
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                7.66%    8.55%    8.86%                8.40%      09/13/1993
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                        33.89%   23.76%   19.82%               19.29%      09/13/1993
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio              27.23%   25.00%   19.72%               22.40%      09/13/1993
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               12.60%   16.50%    8.21%               11.00%      11/12/1990
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                   1.53%    6.39%    5.41%                5.37%      05/03/1993
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities
Portfolio                                           27.97%                                 23.87%      11/28/1997
-------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                27.97%   12.34%   13.76%   19.42%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio    21.38%                                 17.27%      11/28/1997
-------------------------------------------------------------------------------------------------------------------
American Century VP Capital
Appreciation/Portfolio Partners MFS Research
Growth(3)                                           21.38%    3.13%    6.72%    9.79%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio       25.07%                                 24.16%      11/28/1997
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners
MFS Value Equity(3)                                 25.07%   18.86%   15.40%   13.20%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth
Portfolio                                           17.53%                                 17.24%      11/28/1997
-------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class
A/Portfolio Partners Scudder International
Growth(3)                                           17.53%   12.70%    8.96%   10.54%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity
Portfolio                                           25.93%                                 25.77%      11/28/1997
-------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe
Price Growth Equity(3)                              25.93%   21.25%   19.16%               18.89%      01/09/1989
-------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

**   Reflects performance from the fund's inception date.

(1)  These funds have been in operation for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.77%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above. As in the table above, the maximum 1% early withdrawal charge is not reflected.

(3) The fund first listed was replaced with the applicable Portfolio PartnersS portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners portfolio after that date. The replaced fund may not have been available under all contracts. The "Fund Inception Date" refers to the applicable date for the replaced fund. If no date is shown, the replaced fund has been in operation for more than ten years.

                                    Table II
             (corresponding with early withdrawal charge Schedule B)

--------------------------------------------------------------------------------------------------------------
                                                                                                   Date
                                                                                               Contributions
                                                                      STANDARDIZED            First Received
                                                                                                 Under the
                                                                                                 Separate
                                                                                                  Account
--------------------------------------------------------------------------------------------------------------
                                                                                   Since
                   SUBACCOUNT                       1 Year    5 Year     10 Year   Inception*
--------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                    (2.23%)                           13.34%     07/05/1995
--------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                             9.62%     13.44%                 11.48%     04/03/1989
--------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                    1.37%      4.37%      7.83%
--------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                (0.72%)                           11.59%     07/05/1995
--------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                     29.08%                           30.98%     05/30/1997
--------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                       7.33%     16.84%     14.92%
--------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                                                 (12.30%)    05/04/1998
--------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                       23.38%                           27.93%     10/31/1996
--------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                                                          2.27%      05/04/1998
--------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                                                       (16.31%)    05/04/1998
--------------------------------------------------------------------------------------------------------------
Aetna International VP                                                              (8.98%)     05/04/1998
--------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                     0.24%                            9.51%      07/05/1995
--------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                        (1.15%)     3.04%      4.35%
--------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                                                     (16.85%)    05/04/1998
--------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                             (5.24%)                           8.78%      05/30/1997
--------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                          14.74%                           22.78%     05/30/1997
--------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio                   0.62%     13.01%                 10.60%     05/31/1989
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                4.64%                            17.27%     05/31/1994
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                       30.78%                           22.24%     05/31/1994
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                     5.69%                            6.99%      05/31/1994
--------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                21.86%                           23.16%     05/31/1995
--------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio             25.87%                           20.28%     06/30/1994
--------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                      25.90%                           20.60%     06/30/1995
--------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio               2.27%                            9.66%      10/31/1994
--------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                        27.19%                           22.64%     06/30/1995
--------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio              20.87%                           25.35%     05/31/1995
--------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                                               (5.66%)     05/04/1998
--------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                                                  (6.23%)     05/07/1998
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities
Portfolio                                           21.56%                           18.24%     11/28/1997
--------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                21.56%    12.84%                 12.61%     09/30/1993
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio    15.31%                           11.93%     11/28/1997
--------------------------------------------------------------------------------------------------------------
American Century VP Capital
Appreciation/Portfolio Partners MFS Research
Growth(3)                                           15.31%     5.85%                 7.76%      08/31/1992
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio       18.82%                           18.67%     11/28/1997
--------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners
MFS Value Equity(3)                                 18.82%    14.46%                 11.63%     05/31/1989
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth
Portfolio                                           11.65%                           11.89%     11/28/1997
--------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class
A/Portfolio Partners Scudder International
Growth(3)                                           11.65%     8.07%                 8.82%      07/31/1989
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity
Portfolio                                           19.63%                           20.06%     11/28/1997
--------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe
Price Growth Equity(3)                              19.63%                           21.36%     10/31/1994
--------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the fund under the separate account.

(1) These funds have been available through the separate account for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.77%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above, except the maximum 5% early withdrawal charge.

(3) The fund first listed was replaced with the applicable Portfolio Partners portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners portfolio after that date. The replaced fund may not have been available under all contracts. The "Date Contributions First Received Under the Separate Account" refers to the applicable date for the replaced fund.

                                Table II (part 2)
             (corresponding with early withdrawal charge Schedule B)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                              Fund
                                                                          NON-STANDARDIZED                 Inception
                                                                                                              Date
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Since
                    SUBACCOUNT                       1 Year    3 Years   5 Years   10 Years  Inception**
-----------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                       2.92%    14.09%                           15.02%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                              15.39%    16.60%     14.37%                11.48%     04/03/1989
-----------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                      6.71%     5.24%     5.23%      7.83%
-----------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                   4.51%    12.44%                           13.25%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                      35.88%                                     33.53%     12/13/1996
-----------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                        12.98%    21.16%     17.80%    14.92%
-----------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                  (1.60%)                                   (0.19%)     12/10/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                        29.88%                                     31.58%     09/16/1996
-----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                          22.67%                                     25.68%     12/16/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                        (2.67%)                                    1.43%      12/19/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna International VP                               17.35%                                     19.95%     12/22/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                       5.52%    10.34%                           11.13%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                           4.06%     4.03%     3.89%      4.35%
-----------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                     (14.02%)                                   (10.52%)    12/15/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                               (0.25%)                                    15.61%     12/27/1996
-----------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                           20.79%                                     29.40%     12/13/1996
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   17.74%    15.24%     15.70%                17.22%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                      26.03%    22.79%                           20.90%     05/02/1994
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                 32.39%    24.55%     19.86%                19.30%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                  30.69%    21.89%     20.12%                20.31%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(1)                  5.92%    14.30%     13.93%    11.07%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio(1)              10.15%    16.24%     17.21%    14.11%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio(1)                     37.67%    23.83%     20.14%    17.85%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio(1)                   11.26%    10.99%     8.25%      8.63%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                 28.28%    23.42%                           26.96%     01/03/1995
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio              32.50%    16.20%     17.78%                20.32%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                       32.53%    22.33%     17.54%                17.93%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                 7.66%     8.55%     8.86%                 8.40%      09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                         33.89%    23.76%     19.82%                19.29%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio               27.23%    25.00%     19.72%                22.40%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                12.60%    16.50%     8.21%                 11.00%     11/12/1990
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                    1.53%     6.39%     5.41%                 5.37%      05/03/1993
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio   27.97%                                     23.87%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                 27.97%    12.34%     13.76%    19.42%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio     21.38%                                     17.27%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/Portfolio
Partners MFS Research Growth(3)                      21.38%     3.13%     6.72%      9.79%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio        25.07%                                     24.16%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners MFS
Value Equity(3)                                      25.07%    18.86%     15.40%    13.20%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth
Portfolio                                            17.53%                                     17.24%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/Portfolio
Partners Scudder International Growth(3)             17.53%    12.70%     8.96%     10.54%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity
Portfolio                                            25.93%                                     25.77%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe
Price Growth Equity(3)                               25.93%    21.25%     19.16%                18.89%     01/09/1989
-----------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

** Reflects performance from the fund's inception date.

(1)  These funds have been in operation for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.77%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above. As in the table above, the maximum 5% early withdrawal charge is not reflected.

(3) The fund first listed was replaced with the applicable Portfolio Partners portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners portfolio after that date. The replaced fund may not have been available under all contracts. The "Fund Inception Date" refers to the applicable date for the replaced fund. If no date is shown, the replaced fund has been in operation for more than ten years.

                                    Table III
             (corresponding with early withdrawal charge Schedule C)

--------------------------------------------------------------------------------------------------------------------
                                                                                                        Date
                                                                                                   Contributions
                                                                         STANDARDIZED              First Received
                                                                                                     Under the
                                                                                                  Separate Account
--------------------------------------------------------------------------------------------------------------------
                                                                                      Since
                     SUBACCOUNT                        1 Year     5 Year    10 Year   Inception*
--------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                        (3.26%)                          13.68%       07/05/1995
--------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                 8.46%     13.91%                11.48%       04/03/1989
--------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                        0.30%      4.81%     7.83%
--------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                    (1.77%)                          11.93%       07/05/1995
--------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                        27.72%                           30.11%       05/30/1997
--------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                           6.20%     17.33%    14.92%
--------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                                                    (13.22%)      05/04/1998
--------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                          22.08%                           27.93%       10/31/1996
--------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                                                              1.20%       05/04/1998
--------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                                                          (17.20%)      05/04/1998
--------------------------------------------------------------------------------------------------------------------
Aetna International VP                                                                  (9.94%)      05/04/1998
--------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                        (0.82%)                           9.84%       07/05/1995
--------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                            (2.19%)     3.47%     4.35%
--------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                                                        (17.72%)      05/04/1998
--------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                 (6.24%)                           8.05%       05/30/1997
--------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                             13.53%                           21.97%       05/30/1997
--------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio                       7.85%     12.60%                10.87%       05/31/1989
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                    3.54%                           17.81%       05/31/1994
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                          29.40%                           22.80%       05/31/1994
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                         4.58%                            7.48%       05/31/1994
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                   20.57%                           23.52%       05/31/1995
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                24.55%                           20.84%       06/30/1994
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                         24.57%                           20.96%       06/30/1995
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                   1.20%                           10.21%       10/31/1994
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                           25.85%                           23.01%       06/30/1995
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                 19.59%                           25.71%       05/31/1995
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                                                  (6.65%)       05/04/1998
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                                                     (7.22%)       05/07/1998
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio     20.28%                           17.10%       11/28/1997
--------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                   20.28%     13.30%                13.05%       09/30/1993
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio       14.09%                           10.84%       11/28/1997
--------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/Portfolio
Partners MFS Research Growth(3)                        14.09%      6.29%                 8.11%       08/31/1992
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio          17.56%                           17.53%       11/28/1997
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners MFS
Value Equity(3)                                        17.56%     14.93%                11.63%       05/31/1989
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth
Portfolio                                              10.47%                           10.81%       11/28/1997
--------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/Portfolio
Partners Scudder International Growth(3)               10.47%      8.52%                 8.82%       07/31/1989
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity
Portfolio                                              18.37%                           18.90%       11/28/1997
--------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe
Price Growth Equity(3)                                 18.37%                           21.97%       10/31/1994
--------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the fund under the separate account.

(1) These funds have been available through the separate account for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.77%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above except the maximum 6% early withdrawal charge.

(3) The fund first listed was replaced with the applicable Portfolio Partners portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners portfolio after that date. The replaced fund may not have been available under all contracts. The "Date Contributions First Received Under the Separate Account" refers to the applicable date for the replaced fund.

                               Table III (part 2)
             (corresponding with early withdrawal charge Schedule C)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                              Fund
                                                                          NON-STANDARDIZED                 Inception
                                                                                                              Date
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Since
                    SUBACCOUNT                       1 Year    3 Years   5 Years   10 Years  Inception**
-----------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                       2.92%    14.09%                           15.02%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                              15.39%    16.60%     14.37%                11.48%     04/03/1989
-----------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                      6.71%     5.24%      5.23%     7.83%
-----------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                   4.51%    12.44%                           13.25%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                      35.88%                                     33.53%     12/13/1996
-----------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                        12.98%    21.16%     17.80%    14.92%
-----------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                  (1.60%)                                   (0.19%)     12/10/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                        29.88%                                     31.58%     09/16/1996
-----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                          22.67%                                     25.68%     12/16/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                        (2.67%)                                     1.43%     12/19/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna International VP                               17.35%                                     19.95%     12/22/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                       5.52%    10.34%                           11.13%     07/05/1995
-----------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                           4.06%     4.03%      3.89%     4.35%
-----------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                     (14.02%)                                   (10.52%)    12/15/1997
-----------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                               (0.25%)                                    15.61%     12/27/1996
-----------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                           20.79%                                     29.40%     12/13/1996
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   17.74%    15.24%     15.70%                17.22%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                 32.39%    24.55%     19.86%                19.30%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                      26.03%    22.79%                           20.90%     05/02/1994
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                  30.69%    21.89%     20.12%                20.31%     05/05/1993
-----------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(1)                 14.74%    14.75%     13.06%    11.39%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio(1)              10.15%    16.24%     17.21%    14.11%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio(1)                     37.67%    23.83%     20.14%    17.85%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio(1)                   11.26%    10.99%      8.25%     8.63%
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                 28.28%    23.42%                           26.96%     01/03/1995
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio              32.50%    16.20%     17.78%                20.32%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                       32.53%    22.33%     17.54%                17.93%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                 7.66%     8.55%     8.86%                  8.40%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                         33.89%    23.76%     19.82%                19.29%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio               27.23%    25.00%     19.72%                22.40%     09/13/1993
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                12.60%    16.50%     8.21%                 11.00%     11/12/1990
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                    1.53%     6.39%     5.41%                 5.37%      05/03/1993
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio   27.97%                                     23.87%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                 27.97%    12.34%     13.76%    19.42%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio     21.38%                                     17.27%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/Portfolio
Partners MFS Research Growth(3)                      21.38%     3.13%      6.72%     9.79%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio        25.07%                                     24.16%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners MFS
Value Equity(3)                                      25.07%    18.86%     15.40%    13.20%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth
Portfolio                                            17.53%                                     17.24%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/Portfolio
Partners Scudder International Growth(3)             17.53%    12.70%      8.96%    10.54%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity
Portfolio                                            25.93%                                     25.77%     11/28/1997
-----------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe
Price Growth Equity(3)                               25.93%    21.25%     19.16%                18.89%     01/09/1989
-----------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

** Reflects performance from the fund's inception date.

(1) These funds have been in operation for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.77%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above. As in the table above, the maximum 6% early withdrawal charge is not reflected.

(3) The fund first listed was replaced with the applicable Portfolio Partners portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners portfolio after that date. The replaced fund may not have been available under all contracts. The "Fund Inception Date" refers to the applicable date for the replaced fund. If no date is shown, the replaced fund has been in operation for more than ten years.

                              Income Phase Payments

When you begin receiving payments under the contract during the income phase (see "The Income Phase" in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first payment is due. Such value (less any applicable premium tax) is applied to provide payments to you in accordance with the payment option and investment options elected.

The annuity option tables found in the contract show, for each option, the amount of the first payment for each $1,000 of value applied. Thereafter, variable payments fluctuate as the annuity unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but payments will increase thereafter only to the extent that the net investment rate increases by more than 5%, after deduction of fees, on an annual basis. Payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the income phase begins, the annuitant is credited with a fixed number of annuity units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first payment based on a particular investment option, and
(b) is the then current annuity unit value for that investment option. As noted, annuity unit values fluctuate from one valuation to the next (see "Your Account Value" in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a ten valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the income phase.

EXAMPLE:

Assume that, at the date payments are to commence, there are 3,000 accumulation units credited under a particular contract and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000.
This produces a total value of $40,950.

Assume also that no premium tax is payable and that the annuity table in the contract provides, for the payment option elected, a first monthly variable payment of $6.68 per $1000 of value applied; the annuitant's first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an annuity unit upon the valuation on which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of annuity units is determined to be 20.414. The value of this number of annuity units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate subaccount is
1.0015000 as of the tenth valuation preceding the due date of the second monthly payment, multiplying this factor by .9999058* (to neutralize the assumed net investment rate of 3.5% per annum built into the number of annuity units determined above) produces a result of 1.0014057. This is then multiplied by the annuity unit value for the prior valuation (assume such value to be $13.504376) to produce an annuity unit value of $13.523359 for the valuation occurring when the second payment is due. The second monthly payment is then determined by multiplying the number of annuity units by the current annuity unit value, or
20.414 times $13.523359, which produces a payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to neutralize such assumed rate would be .9998663.

                         SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax-deferred accumulation, and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Services, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money Magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103-4103, is the independent auditor for the separate account and for the Company. The services provided to the separate account include primarily the examination of the separate account's financial statements and the review of filings made with the SEC.

                              FINANCIAL STATEMENTS

                           VARIABLE ANNUITY ACCOUNT C


                                     Index

Statement of Assets and Liabilities ................................... S-2
Statements of Operations and Changes in Net Assets .................... S-6
Condensed Financial Information ....................................... S-7
Notes to Financial Statements ......................................... S-27
Independent Auditors' Report .......................................... S-41

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1998

ASSETS:
Investments, at net asset value: (Note 1)
                                                                                                      Net
                                                                Shares            Cost               Assets
                                                                ------            ----               ------
 Aetna Ascent VP:                                              6,134,112    $    84,102,680    $    86,000,256
 Aetna Balanced VP:                                           64,322,517        924,156,866      1,011,793,195
 Aetna Bond VP:                                               29,408,694        379,592,879        384,077,541
 Aetna Crossroads VP:                                          5,563,073         73,501,226         74,100,133
 Aetna Get Fund, Series B:                                     4,080,903         52,990,050         59,581,177
 Aetna Get Fund, Series C:                                    13,705,460        145,612,096        198,180,953
 Aetna Get Fund, Series D:                                    26,960,783        270,904,139        270,980,130
 Aetna Growth and Income VP:                                 193,821,381      6,185,564,837      6,175,149,210
 Aetna Growth VP:                                              4,793,106         57,756,294         64,850,726
 Aetna High Yield VP:                                            137,652          1,348,506          1,244,378
 Aetna Index Plus Bond VP:                                       139,903          1,485,972          1,425,611
 Aetna Index Plus Large Cap VP:                               13,588,180        200,817,845        239,016,092
 Aetna Index Plus Mid Cap VP:                                    337,416          3,695,668          4,116,477
 Aetna Index Plus Small Cap VP:                                  502,348          4,557,249          4,953,155
 Aetna International VP:                                         173,945          1,962,427          2,016,027
 Aetna Legacy VP:                                              4,311,341         53,451,493         53,331,289
 Aetna Money Market VP:                                       19,342,066        253,530,714        258,939,971
 Aetna Real Estate Securities VP:                                183,009          1,671,798          1,561,066
 Aetna Small Company VP:                                       3,751,125         48,380,625         47,976,886
 Aetna Value Opportunity VP:                                   1,997,581         25,293,161         28,785,139
 Calvert Social Balanced Portfolio:                           29,902,390         54,315,545         63,901,407
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                                     8,898,556        188,619,345        226,201,287
  Growth Portfolio:                                            5,135,023        170,211,305        230,408,503
  High Income Portfolio:                                         139,771          1,602,694          1,611,556
  Overseas Portfolio:                                            738,883         14,561,214         14,814,602
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                                     1,470,246         22,725,399         26,699,659
  Contrafund Portfolio:                                       14,733,278        253,946,769        360,081,326
  Index 500 Portfolio:                                           660,901         66,696,529         93,352,318
 Janus Aspen Series:
  Aggressive Growth Portfolio:                                10,591,848        192,335,439        292,229,082
  Balanced Portfolio:                                          4,216,755         74,736,185         94,876,992
  Flexible Income Portfolio:                                   2,694,962         32,325,750         32,501,248
  Growth Portfolio:                                            5,647,105         98,534,718        132,932,852
  Worldwide Growth Portfolio:                                 21,182,596        478,559,912        616,201,712
 Lexington Emerging Markets Fund:                                722,126          5,748,692          4,094,455
 Lexington Natural Resources Trust Fund:                       1,789,785         25,967,652         19,741,327
 MFS Funds:
  Total Return Series:                                            21,290            364,758            385,767
 Oppenheimer Funds:
  Global Securities Fund:                                         44,228            885,530            976,121
  Strategic Bond Fund:                                           440,840          2,233,363          2,257,099
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:                         7,831,597        346,198,947        434,183,761
  PPI MFS Research Growth Portfolio:                          20,275,336        201,414,681        242,087,516
  PPI MFS Value Equity Portfolio:                              3,985,534        120,187,249        150,852,476
  PPI Scudder International Growth Portfolio:                 12,050,466        183,514,369        201,965,809
  PPI T. Rowe Price Growth Equity Portfolio:                   3,903,977        170,360,011        215,928,990
                                                                            ---------------    ---------------
NET ASSETS                                                                  $11,476,422,581    $12,426,365,277
                                                                            ===============    ===============

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1998 (continued):

Net Assets represented by:
Reserves for annuity contracts in accumulation and payment period: (Notes 1 and 5)
Aetna Ascent VP:
  Annuity contracts in accumulation ............................................    $   86,000,256
Aetna Balanced VP:
  Annuity contracts in accumulation ............................................       982,574,403
  Annuity contracts in payment period ..........................................        29,218,792
Aetna Bond VP:
  Annuity contracts in accumulation ............................................       377,693,504
  Annuity contracts in payment period ..........................................         6,384,037
Aetna Crossroads VP:
  Annuity contracts in accumulation ............................................        74,028,644
  Annuity contracts in payment period ..........................................            71,489
Aetna Get Fund, Series B:
  Annuity contracts in accumulation ............................................        59,581,177
Aetna Get Fund, Series C:
  Annuity contracts in accumulation ............................................       198,180,953
Aetna Get Fund, Series D:
  Annuity contracts in accumulation ............................................       270,980,130
Aetna Growth and Income VP:
  Annuity contracts in accumulation ............................................     5,846,282,205
  Annuity contracts in payment period ..........................................       328,867,005
Aetna Growth VP:
  Annuity contracts in accumulation ............................................        64,734,239
  Annuity contracts in payment period ..........................................           116,487
Aetna High Yield VP:
  Annuity contracts in accumulation ............................................         1,244,378
Aetna Index Plus Bond VP:
  Annuity contracts in accumulation ............................................         1,425,611
Aetna Index Plus Large Cap VP:
  Annuity contracts in accumulation ............................................       238,578,749
  Annuity contracts in payment period ..........................................           437,343
Aetna Index Plus Mid Cap VP:
  Annuity contracts in accumulation ............................................         4,116,477
Aetna Index Plus Small Cap VP:
  Annuity contracts in accumulation ............................................         4,953,155
Aetna International VP:
  Annuity contracts in accumulation ............................................         2,016,027
Aetna Legacy VP:
  Annuity contracts in accumulation ............................................        53,070,226
  Annuity contracts in payment period ..........................................           261,063
Aetna Money Market VP:
  Annuity contracts in accumulation ............................................       258,856,854
  Annuity contracts in payment period ..........................................            83,117
Aetna Real Estate Securities VP:
  Annuity contracts in accumulation ............................................         1,561,066
Aetna Small Company VP:
  Annuity contracts in accumulation ............................................        47,966,985
  Annuity contracts in payment period ..........................................             9,901

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1998 (continued):

Aetna Value Opportunity VP:
  Annuity contracts in accumulation ...................    $ 28,785,139
Calvert Social Balanced Portfolio:
  Annuity contracts in accumulation ...................      63,901,407
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
  Annuity contracts in accumulation ...................     226,201,287
 Growth Portfolio:
  Annuity contracts in accumulation ...................     230,408,503
 High Income Portfolio:
  Annuity contracts in accumulation ...................       1,611,556
 Overseas Portfolio:
  Annuity contracts in accumulation ...................      14,814,602
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
  Annuity contracts in accumulation ...................      26,699,659
 Contrafund Portfolio:
  Annuity contracts in accumulation ...................     360,081,326
 Index 500 Portfolio:
  Annuity contracts in accumulation ...................      93,352,318
Janus Aspen Series:
 Aggressive Growth Portfolio:
  Annuity contracts in accumulation ...................     292,229,082
 Balanced Portfolio:
  Annuity contracts in accumulation ...................      94,876,992
 Flexible Income Portfolio:
  Annuity contracts in accumulation ...................      32,501,248
 Growth Portfolio:
  Annuity contracts in accumulation ...................     132,697,360
  Annuity contracts in payment period .................         235,492
 Worldwide Growth Portfolio:
  Annuity contracts in accumulation ...................     615,835,740
  Annuity contracts in payment period .................         365,972
Lexington Emerging Markets Fund:
  Annuity contracts in accumulation ...................       4,094,455
Lexington Natural Resources Trust Fund:
  Annuity contracts in accumulation ...................      19,741,327
MFS Funds:
 Total Return Series:
  Annuity contracts in accumulation ...................         385,767
Oppenheimer Funds:
 Global Securities Fund:
  Annuity contracts in accumulation ...................         976,121
 Strategic Bond Fund:
  Annuity contracts in accumulation ...................       2,253,578
  Annuity contracts in payment period .................           3,521

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1998 (continued):

Portfolio Partners, Inc. (PPI):
 PPI MFS Emerging Equities Portfolio:
  Annuity contracts in accumulation ......    $   434,156,330
  Annuity contracts in payment period ....             27,431
 PPI MFS Research Growth Portfolio:
  Annuity contracts in accumulation ......        242,087,516
 PPI MFS Value Equity Portfolio:
  Annuity contracts in accumulation ......        150,852,476
 PPI Scudder International Growth Portfolio:
  Annuity contracts in accumulation ......        201,965,809
 PPI T. Rowe Price Growth Equity Portfolio:
  Annuity contracts in accumulation ......        215,872,943
  Annuity contracts in payment period ....             56,047
                                              ---------------
                                              $12,426,365,277
                                              ===============



See Notes to Financial Statements

Variable Annuity Account C
Statements of Operations and Changes in Net Assets

                                                                                     Year ended December 31,
                                                                                    1998                  1997
                                                                            -------------------   -------------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..............................................................    $  1,447,620,640       $ 1,552,106,208
Expenses: (Notes 2 and 5)
 Valuation period deductions ............................................        (138,558,611)         (120,867,375)
                                                                             ----------------       ---------------
Net investment income ...................................................       1,309,062,029         1,431,238,833
                                                                             ----------------       ---------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ....................................................       2,443,668,181         2,013,561,413
 Cost of investments sold ...............................................       2,067,610,422         1,773,010,971
                                                                             ----------------       ---------------
  Net realized gain .....................................................         376,057,759           240,550,442
Net unrealized gain on investments: (Note 5)
 Beginning of year ......................................................         915,465,761           612,391,085
 End of year ............................................................         949,942,696           915,465,761
                                                                             ----------------       ---------------
  Net change in unrealized gain .........................................          34,476,935           303,074,676
                                                                             ----------------       ---------------
Net realized and unrealized gain on investments .........................         410,534,694           543,625,118
                                                                             ----------------       ---------------
Net increase in net assets resulting from operations ....................       1,719,596,723         1,974,863,951
                                                                             ----------------       ---------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments .............................       1,136,921,898         1,039,113,157
Transfer from the Company for mortality guarantee adjustments ...........             849,771             2,085,609
Transfers from the Company's fixed account options ......................         112,197,035           166,510,610
Transfer to the Company's other variable annuity accounts ...............         (66,773,776)          (88,238,000)
Redemptions by contract holders .........................................      (1,591,935,338)         (474,257,152)
Annuity payments ........................................................         (41,589,989)          (31,253,253)
Other ...................................................................           1,844,602             1,227,066
                                                                             ----------------       ---------------
 Net increase (decrease) in net assets from unit transactions (Note 5) ..        (448,485,797)          615,188,037
                                                                             ----------------       ---------------
Change in net assets ....................................................       1,271,110,926         2,590,051,988
NET ASSETS:
Beginning of year .......................................................      11,155,254,351         8,565,202,363
                                                                             ----------------       ---------------
End of year .............................................................    $ 12,426,365,277       $11,155,254,351
                                                                             ================       ===============

See Notes to Financial Statements

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998

------------------------------------------------------------------------------------------------------------------
                                   Value
                                  Per Unit             Increase (Decrease)              Units
                         --------------------------        in Value of               Outstanding        Reserves
                          Beginning       End of           Accumulation                 at End           at End
                           of Year         Year                Unit                    of Year           of Year
------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:
Qualified I               $  13.836     $  14.260              3.06%                        347.4     $      4,953
Qualified III                15.422        15.886              3.01%                     21,430.4          340,447
Qualified V                  15.363        15.800              2.84%                      1,408.7           22,258
Qualified VI                 15.422        15.886              3.01%                  3,508,677.1       55,739,609
Qualified VIII               15.419        15.882              3.00%                        803.0           12,754
Qualified X (1.15)           15.900        16.395              3.11%                     21,004.4          344,364
Qualified X (1.25)           15.860        16.337              3.01%                    592,246.9        9,675,801
Qualified XI                 15.514        16.028              3.31%                     80,753.8        1,294,336
Qualified XII (0.40)         13.239        14.086              6.40%    (11)             86,320.6        1,215,931
Qualified XII (0.45)          9.146         9.519              4.08%    (12)                778.8            7,414
Qualified XII (0.50)         10.475         9.848             (5.99%)    (5)              2,670.4           26,297
Qualified XII (0.75)          9.913         9.502             (4.15%)    (6)             43,141.8          409,924
Qualified XII (0.80)         10.604        10.101             (4.74%)    (5)            255,775.2        2,583,503
Qualified XII (0.85)         13.699        14.113              3.02%     (1)             70,990.9        1,001,901
Qualified XII (0.90)          9.227         9.953              7.87%    (10)                211.7            2,107
Qualified XII (0.95)         13.624        14.076              3.32%                     75,369.1        1,060,884
Qualified XII (1.00)         13.613        14.057              3.26%                    520,438.2        7,315,952
Qualified XII (1.05)         13.602        14.039              3.21%                     55,886.3          784,572
Qualified XII (1.10)         13.590        14.020              3.16%                      9,573.2          134,219
Qualified XII (1.15)         13.579        14.002              3.12%                     26,910.5          376,793
Qualified XII (1.20)         13.587        13.983              2.91%     (1)             90,247.0        1,261,945
Qualified XII (1.25)         13.557        13.965              3.01%                      1,249.2           17,444
Qualified XII (1.30)         13.546        13.946              2.95%                      1,424.3           19,864
Qualified XII (1.40)         14.731        13.910             (5.57%)    (5)                136.0            1,891
Qualified XII (1.50)         13.502        13.873              2.75%                     14,280.4          198,111
Qualified XIII               15.497        16.011              3.32%                     29,149.3          466,701
Qualified XV                 15.471        15.984              3.32%                     38,675.0          618,187
Qualified XVI                15.394        15.818              2.75%                     38,619.9          610,875
Qualified XVII               15.453        15.974              3.37%                      9,887.5          157,940
Qualified XVIII              15.892        16.427              3.37%                     17,853.0          293,279
------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP:
Qualified I                  24.826        28.687             15.55%                     73,629.4        2,112,224
Qualified III                24.700        28.524             15.48%                  2,294,876.9       65,458,720
Qualified V                  18.777        21.650             15.30%                      2,680.4           58,031
Qualified VI                 18.811        21.723             15.48%                 25,990,902.2      564,602,474
Qualified VII                18.092        20.906             15.55%                    266,036.8        5,561,697
Qualified VIII               17.463        20.165             15.47%                      3,910.4           78,852
Qualified IX                 17.464        20.269             16.06%                      3,983.4           80,739
Qualified X (1.15)           18.889        21.836             15.60%                    167,719.9        3,662,292
Qualified X (1.25)           18.811        21.723             15.48%                  6,268,762.3      136,176,831
Qualified XI                 18.922        21.917             15.83%                    768,509.7       16,843,580
Qualified XII (0.40)         14.244        15.331              7.63%    (11)            653,272.0       10,015,389
Qualified XII (0.50)         10.369        11.077              6.83%     (4)            310,845.7        3,443,125
Qualified XII (0.75)         10.002        10.648              6.46%     (6)            183,346.5        1,952,257
Qualified XII (0.80)         10.646        11.358              6.69%     (5)          3,962,527.0       45,007,206
Qualified XII (0.85)         13.327        15.360             15.25%     (1)          1,379,122.4       21,183,810
Qualified XII (0.90)         10.451        11.157              6.76%     (4)              1,648.2           18,389
Qualified XII (0.95)         13.226        15.320             15.83%                    468,467.7        7,176,841
Qualified XII (1.00)         13.215        15.300             15.78%                  2,019,116.4       30,891,695
Qualified XII (1.05)         13.204        15.279             15.71%                     61,615.2          941,444
Qualified XII (1.10)         13.194        15.259             15.65%                     10,484.1          159,980
Qualified XII (1.15)         13.183        15.239             15.60%                    275,680.7        4,201,140
Qualified XII (1.20)         13.676        15.219             11.28%     (2)             33,673.0          512,471
Qualified XII (1.25)         13.161        15.199             15.49%                      1,535.4           23,337
Qualified XII (1.30)         13.150        15.179             15.43%                          7.8              118
Qualified XII (1.40)         14.278        15.139              6.03%     (5)                532.9            8,068

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

-------------------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit          Increase (Decrease)                    Units
                                      ------------------------      in Value of                     Outstanding      Reserves
                                       Beginning     End of         Accumulation                      at End          at End
                                        of Year       Year              Unit                          of Year         of Year
-------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP (continued):
Qualified XII (1.50)                   $  13.107   $  15.099           15.20%                            9,090.9   $    137,262
Qualified XIII                            18.901      21.893           15.83%                          266,635.9      5,837,554
Qualified XV                              18.870      21.857           15.83%                          771,905.7     16,871,521
Qualified XVI                             18.776      21.629           15.19%                          385,861.9      8,345,934
Qualified XVII                            18.837      21.808           15.77%                          429,954.4      9,376,647
Qualified XVIII                           18.837      21.808           15.77%                          643,218.8     14,027,618
Qualified XIX                             24.861      28.800           15.84%                          122,357.8      3,523,901
Qualified XX                              24.735      28.636           15.77%                          149,576.3      4,283,256
Annuity contracts in payment period                                                                                  29,218,792
-------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Qualified I                               51.930      55.494            6.86%                           26,694.1      1,481,367
Qualified III                             51.330      54.819            6.80%                          994,987.1     54,544,521
Qualified V                               13.397      14.285            6.63%                            8,614.2        123,053
Qualified VI                              13.238      14.137            6.79%                       15,101,998.1    213,504,437
Qualified VII                             12.243      13.083            6.86%                          189,500.4      2,479,295
Qualified VIII                            12.190      13.018            6.79%                            5,300.1         68,997
Qualified IX                              12.330      13.221            7.23%                            4,239.4         56,049
Qualified X (1.15)                        13.293      14.211            6.91%                          102,449.7      1,455,907
Qualified X (1.25)                        13.238      14.137            6.79%                        2,490,831.9     35,214,126
Qualified XI                              13.316      14.264            7.12%                          389,465.9      5,555,291
Qualified XII (0.40)                      11.893      12.079            1.56%    (11)                  190,084.0      2,295,979
Qualified XII (0.50)                      10.118      10.662            5.38%     (4)                   88,895.1        947,790
Qualified XII (0.75)                      10.058      10.502            4.41%     (6)                   51,915.9        545,210
Qualified XII (0.80)                      10.157      10.650            4.85%     (5)                  771,660.4      8,217,815
Qualified XII (0.85)                      11.381      12.102            6.34%     (1)                  654,764.8      7,923,819
Qualified XII (0.90)                      10.070      10.654            5.80%     (3)                      383.2          4,082
Qualified XII (0.95)                      11.268      12.070            7.12%                          187,652.9      2,264,942
Qualified XII (1.00)                      11.258      12.054            7.07%                          802,875.7      9,677,807
Qualified XII (1.05)                      11.249      12.038            7.01%                           50,220.3        604,552
Qualified XII (1.10)                      11.240      12.022            6.96%                            2,532.3         30,443
Qualified XII (1.15)                      11.231      12.006            6.90%                          106,178.7      1,274,807
Qualified XII (1.20)                      11.283      11.990            6.27%     (2)                   23,608.3        283,072
Qualified XII (1.25)                      11.217      11.975            6.76%     (1)                    1,197.4         14,338
Qualified XII (1.30)                      11.203      11.959            6.75%                           59,442.7        710,861
Qualified XII (1.40)                      11.423      11.927            4.41%     (5)                      189.1          2,255
Qualified XII (1.50)                      11.166      11.896            6.54%                           27,679.9        329,273
Qualified XIII                            13.301      14.248            7.12%                          200,649.9      2,858,924
Qualified XV                              13.279      14.225            7.12%                          289,650.5      4,120,181
Qualified XVI                             13.213      14.076            6.53%                          199,388.3      2,806,677
Qualified XVII                            13.249      14.171            6.96%                          421,225.2      5,969,111
Qualified XVIII                           13.249      14.171            6.96%                          703,076.6      9,963,181
Qualified XIX                             51.975      55.625            7.02%                           18,270.8      1,016,314
Qualified XX                              51.374      54.949            6.96%                           24,550.7      1,349,028
Annuity contracts in payment period                                                                                   6,384,037
-------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Qualified III                             14.456      15.120            4.59%                           31,468.2        475,808
Qualified V                               14.400      15.038            4.43%                              266.3          4,005
Qualified VI                              14.456      15.120            4.59%                        2,863,811.8     43,301,656
Qualified VIII                            14.453      15.116            4.59%                            1,655.9         25,031
Qualified X (1.15)                        14.835      15.532            4.70%                           35,562.4        552,349
Qualified X (1.25)                        14.797      15.478            4.60%                          514,093.4      7,956,893
Qualified XI                              14.541      15.255            4.91%                           78,787.6      1,201,936
Qualified XII (0.40)                      12.991      13.628            4.90%    (11)                   51,877.8        706,979
Qualified XII (0.45)                       9.531       9.800            2.82%    (12)                      731.1          7,165
Qualified XII (0.50)                      10.298      10.086           (2.06%)    (4)                    1,126.5         11,362
Qualified XII (0.75)                       9.936       9.782           (1.55%)    (6)                   62,143.7        607,879

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

------------------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit          Increase (Decrease)                   Units
                                      ------------------------      in Value of                    Outstanding      Reserves
                                       Beginning     End of         Accumulation                      at End         at End
                                        of Year       Year              Unit                         of Year         of Year
------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP (continued):
Qualified XII (0.80)                   $  10.524   $  10.312           (2.01%)     (5)                213,969.6   $  2,206,459
Qualified XII (0.85)                      13.063      13.654            4.52%      (1)                102,916.2      1,405,196
Qualified XII (0.95)                      12.980      13.618            4.92%                         105,585.7      1,437,839
Qualified XII (1.00)                      12.970      13.600            4.86%                         168,963.5      2,297,868
Qualified XII (1.05)                      12.959      13.582            4.81%                          38,256.6        519,594
Qualified XII (1.10)                      12.949      13.564            4.75%                          14,611.0        198,182
Qualified XII (1.15)                      12.938      13.546            4.70%                          24,882.2        337,055
Qualified XII (1.20)                      12.915      13.528            4.75%      (1)                499,874.0      6,762,356
Qualified XII (1.25)                      12.917      13.510            4.59%                           8,074.9        109,094
Qualified XII (1.30)                      12.906      13.492            4.54%                             520.6          7,025
Qualified XII (1.40)                      13.846      13.457           (2.81%)     (5)                    500.9          6,741
Qualified XII (1.50)                      12.864      13.421            4.33%                          22,767.6        305,573
Qualified XIII                            14.526      15.239            4.91%                          30,057.3        458,037
Qualified XV                              14.501      15.214            4.92%                         100,733.6      1,532,512
Qualified XVI                             14.430      15.055            4.33%                          32,996.7        496,765
Qualified XVII                            14.485      15.204            4.96%                          50,296.8        764,691
Qualified XVIII                           14.827      15.563            4.96%                          21,371.1        332,594
Annuity contracts in payment period                                                                                     71,489
------------------------------------------------------------------------------------------------------------------------------
Aetna Get Fund, Series B:
Qualified III                             20.718      24.374           17.65%                           2,484.4         60,555
Qualified VI                              20.718      24.374           17.65%                         985,962.2     24,031,914
Qualified X (1.25)                        20.718      24.374           17.65%                         256,573.6      6,253,743
Qualified XI                              20.840      24.592           18.00%                         239,997.9      5,901,967
Qualified XII (0.75)                      10.505      10.948            4.22%      (4)                  5,251.3         57,493
Qualified XII (1.00)                       9.974      10.323            3.50%      (6)                  2,321.4         23,963
Qualified XII (1.05)                      11.069      11.514            4.02%      (6)                277,120.5      3,190,757
Qualified XII (1.15)                      12.852      15.216           18.39%      (1)                 35,803.1        544,787
Qualified XII (1.20)                      12.870      15.186           18.00%                          13,718.5        208,336
Qualified XII (1.25)                      13.203      15.172           14.91%     (10)                865,901.2     13,137,159
Qualified XII (1.30)                      12.825      15.157           18.18%      (1)                 68,080.8      1,031,891
Qualified XII (1.40)                      12.845      15.127           17.77%                           1,060.3         16,040
Qualified XII (1.45)                      14.415      15.112            4.84%      (6)                  1,372.5         20,741
Qualified XIII                            20.818      24.565           18.00%                          93,996.0      2,309,015
Qualified XV                              20.783      24.524           18.00%                          86,349.0      2,117,644
Qualified XVI                             20.680      24.269           17.35%                           1,049.7         25,475
Qualified XVII                            20.718      24.374           17.65%                          26,655.2        649,697
------------------------------------------------------------------------------------------------------------------------------
Aetna Get Fund, Series C:
Qualified III                             12.636      15.904           25.86%                         737,715.1     11,732,640
Qualified VI                              12.636      15.904           25.86%                       7,446,679.1    118,432,185
Qualified XI                              12.685      16.014           26.24%                         761,714.6     12,197,745
Qualified XII (0.65)                      14.392      16.025           11.35%     (11)                 42,433.1        680,005
Qualified XII (0.75)                      10.520      11.696           11.18%      (4)                 14,905.0        174,326
Qualified XII (1.00)                      10.012      10.999            9.86%      (6)                 10,347.4        113,809
Qualified XII (1.05)                      11.056      12.202           10.37%      (5)              1,503,095.6     18,340,765
Qualified XII (1.15)                      12.877      16.050           24.64%      (1)                118,746.7      1,905,910
Qualified XII (1.20)                      12.685      16.014           26.24%                          75,185.0      1,203,977
Qualified XII (1.25)                      12.677      15.995           26.17%                       1,498,695.3     23,971,956
Qualified XII (1.30)                      12.841      15.977           24.42%      (1)                 20,116.4        321,400
Qualified XII (1.35)                      14.400      15.959           10.83%      (5)                  2,128.7         33,971
Qualified XII (1.40)                      12.653      15.940           25.98%                           4,413.8         70,358
Qualified XII (1.45)                      14.270      15.922           11.58%      (6)                  3,012.0         47,957
Qualified XII (1.75)                      12.596      15.813           25.54%                             495.7          7,839
Qualified XIII                            12.685      16.014           26.24%                         240,222.9      3,846,819
Qualified XV                              12.676      16.002           26.24%                         149,252.7      2,388,342
Qualified XVI                             12.613      15.835           25.55%                          38,452.8        608,917
Qualified XVII                            12.636      15.904           25.86%                         132,169.9      2,102,032
------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

-----------------------------------------------------------------------------------------------------------------
                                      Value
                                     Per Unit          Increase (Decrease)             Units
                             ------------------------      in Value of              Outstanding       Reserves
                              Beginning     End of         Accumulation               at End           at End
                               of Year       Year              Unit                   of Year          of Year
-----------------------------------------------------------------------------------------------------------------
Aetna Get Fund, Series D:
Qualified III                 $  9.997    $  10.062            0.65%   (10)          1,665,880.7   $   16,761,305
Qualified V                     10.020       10.058            0.38%   (11)              7,666.4           77,106
Qualified VI                     9.997       10.062            0.65%   (10)         11,162,070.9      112,307,489
Qualified IX                    10.039       10.065            0.26%   (12)              2,996.2           30,157
Qualified X (1.15)              10.009       10.062            0.53%   (11)            107,240.1        1,078,999
Qualified X (1.25)               9.997       10.062            0.65%   (10)          1,726,930.2       17,375,556
Qualified XI                     9.998       10.068            0.70%   (10)          1,733,084.5       17,449,528
Qualified XII (0.65)            10.020       10.076            0.56%   (11)             37,674.2          379,602
Qualified XII (0.75)            10.065       10.079            0.14%   (12)              5,093.2           51,334
Qualified XII (0.85)             9.998       10.071            0.73%   (10)            143,089.7        1,441,027
Qualified XII (1.00)             9.998       10.073            0.75%   (10)             17,547.2          176,755
Qualified XII (1.05)             9.998       10.072            0.74%   (10)          3,535,548.4       35,609,867
Qualified XII (1.20)             9.996       10.068            0.72%   (10)             94,345.5          949,916
Qualified XII (1.25)            10.000       10.067            0.67%   (10)          5,027,992.4       50,618,444
Qualified XII (1.30)             9.998       10.066            0.68%   (10)            217,493.5        2,189,324
Qualified XII (1.40)             9.997       10.064            0.67%   (10)             18,631.2          187,501
Qualified XII (1.55)            10.002       10.060            0.58%   (10)             32,997.9          331,971
Qualified XII (1.75)            10.019       10.056            0.37%   (11)              7,346.0           73,870
Qualified XIII                   9.998       10.068            0.70%   (10)            423,655.2        4,265,565
Qualified XV                     9.997       10.068            0.71%   (10)            433,459.3        4,364,276
Qualified XVI                    9.995       10.056            0.61%   (10)             91,815.2          923,270
Qualified XVII                   9.995       10.062            0.67%   (10)            113,411.8        1,141,096
Qualified XVIII                  9.997       10.062            0.65%   (10)            317,662.6        3,196,172
-----------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Qualified I                    285.511      323.019           13.14%                   140,708.4       45,451,460
Qualified III                  217.359      245.765           13.07%                 1,747,097.1      429,375,391
Qualified V                     22.179       25.037           12.89%                    13,723.7          343,603
Qualified VI                    22.194       25.094           13.07%               134,233,827.6    3,368,523,807
Qualified VII                   20.910       23.657           13.14%                 8,868,088.4      209,791,507
Qualified VIII                  20.609       23.301           13.06%                    46,913.0        1,093,115
Qualified IX                    20.525       23.323           13.63%                    18,215.5          424,846
Qualified X (1.15)              22.287       25.225           13.18%                   548,039.2       13,824,162
Qualified X (1.25)              22.194       25.094           13.07%                19,989,922.4      501,636,068
Qualified XI                    22.325       25.319           13.41%                 5,019,610.7      127,089,481
Qualified XII (0.40)            15.108       16.747           10.85%   (11)          2,888,621.7       48,375,779
Qualified XII (0.45)             9.561       10.152            6.18%   (12)              1,118.7           11,357
Qualified XII (0.50)            10.580       10.665            0.80%    (4)            719,561.3        7,673,863
Qualified XII (0.75)             9.935       10.133            1.99%    (6)            773,713.1        7,840,042
Qualified XII (0.80)            10.925       11.108            1.68%    (5)         15,809,881.3      175,619,924
Qualified XII (0.85)            14.694       16.779           14.19%    (1)          5,795,666.6       97,245,182
Qualified XII (0.90)            10.562       10.804            2.29%    (3)              8,242.8           89,055
Qualified XII (0.95)            14.756       16.735           13.41%                 2,224,466.5       37,225,732
Qualified XII (1.00)            14.744       16.713           13.35%                 9,871,040.8      164,971,221
Qualified XII (1.05)            14.732       16.691           13.30%                   326,490.2        5,449,309
Qualified XII (1.10)            14.720       16.669           13.24%                    33,835.9          563,996
Qualified XII (1.15)            14.708       16.647           13.18%                   581,225.8        9,675,416
Qualified XII (1.20)            14.696       16.625           13.13%                   224,760.7        3,736,553
Qualified XII (1.25)            14.684       16.603           13.07%                    35,132.5          583,294
Qualified XII (1.30)            14.672       16.581           13.01%                     2,879.7           47,748
Qualified XII (1.40)            16.562       16.537           (0.15%)   (4)                934.1           15,447
Qualified XII (1.50)            14.624       16.493           12.78%                    47,949.7          790,856
Qualified XIII                  22.301       25.291           13.41%                 2,491,029.4       63,000,811
Qualified XV                    22.264       25.249           13.41%                 4,070,904.3      102,786,499
Qualified XVI                   22.153       24.986           12.79%                 1,587,350.5       39,661,776
Qualified XVII                  22.226       25.193           13.35%                 5,670,690.8      142,862,116
Qualified XVIII                 22.226       25.193           13.35%                 6,366,412.9      160,389,491

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

----------------------------------------------------------------------------------------------------------------------
                                                  Value               Increase
                                                Per Unit             (Decrease)               Units
                                        -------------------------    in Value of           Outstanding      Reserves
                                         Beginning       End of      Accumulation             at End         at End
                                          of Year         Year           Unit                of Year         of Year
----------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP (continued):
Qualified XIX                           $  285.918    $  324.288        13.42%                 98,421.8   $ 31,917,036
Qualified XX                               217.668       246.731        13.35%                195,339.4     48,196,262
Annuity contracts in payment period                                                                        328,867,005
----------------------------------------------------------------------------------------------------------------------
Aetna Growth VP:
Qualified III                               11.392        13.597        19.36%     (9)             17.1            232
Qualified V                                 15.281        17.862        16.89%     (4)            196.7          3,513
Qualified VI                                13.173        17.912        35.98%              2,395,679.9     42,910,679
Qualified VIII                              14.183        17.909        26.27%     (2)            933.5         16,717
Qualified X (1.15)                          13.183        17.943        36.11%                 26,152.5        469,247
Qualified X (1.25)                          13.173        17.912        35.98%                289,055.2      5,177,468
Qualified XI                                13.202        18.005        36.38%                115,676.6      2,082,742
Qualified XII (0.40)                        15.200        18.018        18.54%    (11)         21,805.3        392,890
Qualified XII (0.45)                        10.444        11.470         9.82%    (12)            291.1          3,339
Qualified XII (0.50)                        10.479        12.397        18.30%     (4)         19,997.4        247,910
Qualified XII (0.75)                         9.925        11.449        15.36%     (6)         18,200.0        208,378
Qualified XII (0.80)                        11.326        13.030        15.05%     (5)        303,987.0      3,961,021
Qualified XII (0.85)                        13.357        18.036        35.03%     (1)         24,239.7        437,189
Qualified XII (0.90)                        10.958        12.681        15.72%     (4)            628.2          7,966
Qualified XII (0.95)                        13.202        18.005        36.38%                 25,777.5        464,120
Qualified XII (1.00)                        12.674        17.989        41.94%     (1)        194,080.7      3,491,376
Qualified XII (1.05)                        13.192        17.974        36.25%                 23,218.5        417,323
Qualified XII (1.10)                        13.188        17.958        36.17%                  1,760.5         31,615
Qualified XII (1.15)                        13.183        17.943        36.11%                 14,989.3        268,948
Qualified XII (1.20)                        14.173        17.927        26.49%     (2)          7,333.1        131,461
Qualified XII (1.25)                        12.876        17.912        39.11%     (1)          5,418.5         97,054
Qualified XII (1.40)                        15.724        17.865        13.62%     (5)            210.5          3,760
Qualified XII (1.50)                        13.027        17.834        36.90%     (1)          3,470.4         61,893
Qualified XIII                              13.202        18.005        36.38%                 81,692.7      1,470,865
Qualified XV                                13.202        18.005        36.38%                 59,373.8      1,069,017
Qualified XVI                               13.149        17.834        35.63%                 36,839.4        657,009
Qualified XVII                              13.173        17.912        35.98%                 25,257.0        452,395
Qualified XVIII                             15.603        18.010        15.43%     (5)         11,000.2        198,112
Annuity contracts in payment period                                                                            116,487
----------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP:
Qualified VI                                 9.969         9.212        (7.59%)    (5)         91,056.3        838,818
Qualified X (1.25)                           9.968         9.212        (7.58%)    (6)          7,393.7         68,111
Qualified XI                                 9.216         9.231         0.16%    (11)          1,841.9         17,003
Qualified XII (0.40)                         9.125         9.238         1.24%    (11)          1,146.3         10,589
Qualified XII (0.50)                         9.961         9.260        (7.04%)    (5)            834.1          7,723
Qualified XII (0.75)                        10.145         9.284        (8.49%)    (7)              0.3              3
Qualified XII (0.80)                         9.939         9.241        (7.02%)    (6)         15,410.5        142,405
Qualified XII (0.85)                         9.899         9.238        (6.68%)    (8)            643.7          5,946
Qualified XII (0.95)                        10.078         9.231        (8.40%)    (7)            798.8          7,374
Qualified XII (1.00)                         9.149         9.228         0.86%     (9)          9,210.9         84,998
Qualified XII (1.05)                         9.995         9.225        (7.70%)    (6)            110.4          1,019
Qualified XII (1.10)                         9.096         9.222         1.39%     (9)             10.2             94
Qualified XII (1.15)                         9.959         9.218        (7.44%)    (6)          1,725.0         15,902
Qualified XII (1.20)                         9.935         9.215        (7.25%)    (6)            131.8          1,215
Qualified XIII                               8.889         9.231         3.85%    (10)             16.5            153
Qualified XV                                10.044         9.231        (8.09%)    (7)          1,308.2         12,076
Qualified XVI                                9.616         9.196        (4.37%)    (8)             64.5            593
Qualified XVII                               9.135         9.212         0.84%    (12)          2,225.0         20,497
Qualified XVIII                             10.003         9.212        (7.91%)    (6)          1,070.3          9,859
----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Bond VP:
Qualified III                               10.128        10.578         4.44%     (5)        134,777.2      1,425,611
----------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

------------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit          Increase (Decrease)             Units
                                      ------------------------      in Value of              Outstanding      Reserves
                                       Beginning     End of         Accumulation                at End         at End
                                        of Year       Year              Unit                   of Year         of Year
------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Qualified V                            $  14.414   $  18.704            29.76%                    3,164.5   $     59,187
Qualified VI                              14.444      18.772            29.96%                7,100,482.5    133,292,287
Qualified VIII                            14.443      18.769            29.95%                      843.6         15,833
Qualified X (1.15)                        14.463      18.815            30.09%                   45,787.2        861,504
Qualified X (1.25)                        14.444      18.772            29.96%                  616,723.6     11,577,311
Qualified XI                              14.500      18.902            30.36%                  386,035.6      7,296,824
Qualified XII (0.40)                      16.874      18.916            12.10%      (11)         87,237.6      1,650,175
Qualified XII (0.45)                      10.639      11.307             6.28%      (12)            859.2          9,715
Qualified XII (0.50)                      10.708      12.019            12.24%       (4)         13,477.2        161,986
Qualified XII (0.75)                      10.015      11.286            12.69%       (6)         48,831.3        551,106
Qualified XII (0.80)                      11.117      12.587            13.22%       (5)      1,974,900.4     24,858,384
Qualified XII (0.85)                      14.692      18.945            28.95%       (1)        459,427.5      8,704,042
Qualified XII (0.90)                      10.648      12.206            14.63%       (3)          2,383.9         29,098
Qualified XII (0.95)                      14.500      18.902            30.36%                  108,387.2      2,048,730
Qualified XII (1.00)                      14.491      18.880            30.29%                  648,540.4     12,244,624
Qualified XII (1.05)                      14.481      18.859            30.23%                   51,170.0        964,995
Qualified XII (1.10)                      14.472      18.837            30.16%                   10,487.9        197,560
Qualified XII (1.15)                      14.463      18.815            30.09%                   26,209.5        493,143
Qualified XII (1.20)                      14.453      18.794            30.04%                   28,911.2        543,351
Qualified XII (1.25)                      14.444      18.772            29.96%                      593.5         11,141
Qualified XII (1.30)                      14.435      18.751            29.90%                   12,423.1        232,941
Qualified XII (1.40)                      16.556      18.708            13.00%       (5)            172.5          3,228
Qualified XII (1.50)                      14.397      18.665            29.65%                   16,814.2        313,835
Qualified XIII                            14.500      18.902            30.36%                  145,736.2      2,754,698
Qualified XIV                             14.444      18.772            29.96%                1,302,824.7     24,456,998
Qualified XV                              14.489      18.888            30.36%                  136,251.8      2,573,507
Qualified XVI                             14.418      18.691            29.64%                   68,840.7      1,286,721
Qualified XVII                            14.452      18.802            30.10%                   48,458.7        911,108
Qualified XVIII                           16.559      18.876            13.99%       (5)         25,149.7        474,717
Annuity contracts in payment period                                                                              437,343
------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP:
Qualified III                              9.928      11.338            14.20%       (5)         35,201.0        399,109
Qualified VI                              10.107      10.891             7.76%       (5)        146,921.2      1,600,074
Qualified X (1.25)                         9.925      10.891             9.73%       (5)         35,030.5        381,506
Qualified XI                               7.633      10.913            42.97%      (10)          5,165.7         56,375
Qualified XII (0.40)                       9.480      10.921            15.20%      (11)          1,186.8         12,961
Qualified XII (0.50)                      10.050      10.947             8.93%       (5)          2,661.9         29,140
Qualified XII (0.75)                       9.822      11.183            13.86%       (6)          1,622.7         18,147
Qualified XII (0.80)                       9.576      10.925            14.09%       (6)         80,312.2        877,375
Qualified XII (0.85)                       9.028      10.921            20.97%       (8)          5,681.1         62,042
Qualified XII (0.95)                      10.108      10.913             7.96%       (5)            564.1          6,156
Qualified XII (1.00)                       7.996      10.909            36.43%       (9)         24,015.5        261,997
Qualified XII (1.05)                       9.624      10.906            13.32%       (7)            167.7          1,829
Qualified XII (1.10)                       9.772      10.902            11.56%      (12)              2.6             28
Qualified XII (1.15)                       9.105      10.898            19.69%       (8)             95.5          1,040
Qualified XII (1.20)                       9.662      10.894            12.75%       (6)            451.6          4,920
Qualified XII (1.30)                       9.805      10.887            11.04%      (11)             40.6            442
Qualified XII (1.50)                       9.216      10.872            17.97%       (8)             44.9            488
Qualified XIII                             9.927      10.913             9.93%       (5)          9,117.4         99,501
Qualified XV                               9.962      10.913             9.55%       (5)         26,111.0        284,957
Qualified XVI                              9.946      10.872             9.31%       (7)            202.8          2,204
Qualified XVIII                            9.017      10.891            20.78%       (8)          1,486.1         16,186
------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP:
Qualified III                             10.193       9.157           (10.16%)      (5)         81,388.0        745,282
Qualified V                                6.661       8.806            32.20%      (10)              7.3             64
Qualified VI                               9.996       8.815           (11.81%)      (5)        253,183.9      2,231,889

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

--------------------------------------------------------------------------------------------------------------------------
                                                   Value
                                                 Per Unit           Increase (Decrease)           Units
                                          -----------------------       in Value of            Outstanding      Reserves
                                           Beginning     End of         Accumulation              at End         at End
                                            of Year       Year              Unit                 of Year         of Year
--------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP (continued):
Qualified X (1.25)                         $  9.918    $  8.815            (11.12%)    (5)         40,793.4   $    359,606
Qualified XI                                  6.425       8.834             37.49%    (10)          6,054.3         53,481
Qualified XII (0.40)                          8.071       8.840              9.53%    (11)          3,928.4         34,727
Qualified XII (0.50)                          9.328       8.861             (5.01%)    (6)             17.2            153
Qualified XII (0.75)                          9.642       9.201             (4.57%)    (6)          1,480.7         13,624
Qualified XII (0.80)                          9.269       8.843             (4.60%)    (6)         90,819.3        803,093
Qualified XII (0.85)                          8.464       8.840              4.44%     (8)          6,564.0         58,024
Qualified XII (0.90)                          9.582       8.837             (7.77%)    (7)             62.0            548
Qualified XII (0.95)                          9.366       8.834             (5.68%)    (6)          2,625.2         23,190
Qualified XII (1.00)                          9.580       8.831             (7.82%)    (7)         27,046.5        238,835
Qualified XII (1.05)                          9.530       8.827             (7.38%)    (7)            329.5          2,909
Qualified XII (1.15)                          9.569       8.821             (7.82%)    (7)          1,234.1         10,887
Qualified XII (1.20)                          9.244       8.818             (4.61%)    (6)            989.0          8,721
Qualified XII (1.30)                          8.198       8.812              7.49%    (11)             48.7            429
Qualified XII (1.50)                          7.150       8.800             23.08%     (8)             77.6            683
Qualified XIII                                9.997       8.834            (11.63%)    (5)         12,799.8        113,068
Qualified XV                                  9.876       8.834            (10.55%)    (5)         26,256.7        231,941
Qualified XVI                                 9.775       8.800             (9.97%)    (5)            597.9          5,261
Qualified XVII                                6.682       8.815             31.92%    (10)            748.3          6,597
Qualified XVIII                               8.454       8.815              4.27%     (8)          1,150.8         10,143
--------------------------------------------------------------------------------------------------------------------------
Aetna International VP:
Qualified VI                                 10.182       9.765             (4.10%)    (5)         97,659.7        953,611
Qualified X (1.25)                           10.182       9.765             (4.10%)    (5)         25,090.2        244,996
Qualified XI                                  8.779       9.785             11.46%    (10)            583.1          5,705
Qualified XII (0.45)                          9.231       9.567              3.64%    (12)             61.4            587
Qualified XII (0.50)                          8.967       9.815              9.46%    (11)            561.5          5,512
Qualified XII (0.75)                          9.600       9.550             (0.52%)    (8)              7.1             68
Qualified XII (0.80)                         10.043       9.795             (2.47%)    (6)         45,800.6        448,617
Qualified XII (0.85)                          9.580       9.792              2.21%     (8)          8,719.1         85,374
Qualified XII (0.95)                         10.103       9.785             (3.15%)    (5)          1,246.5         12,197
Qualified XII (1.00)                         10.061       9.781             (2.78%)    (5)         14,897.8        145,723
Qualified XII (1.05)                          8.935       9.778              9.43%     (8)            182.1          1,781
Qualified XII (1.15)                          9.763       9.771              0.08%     (8)            166.5          1,627
Qualified XII (1.20)                          9.973       9.768             (2.06%)    (6)            122.9          1,201
Qualified XIII                               10.183       9.785             (3.91%)    (5)          7,766.6         75,995
Qualified XV                                  9.974       9.785             (1.89%)    (8)            168.2          1,646
Qualified XVI                                 9.737       9.748              0.11%     (6)          1,095.3         10,677
Qualified XVIII                              10.021       9.765             (2.55%)    (6)          2,121.1         20,710
--------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Qualified III                                13.491      14.248              5.61%                 95,526.3      1,361,074
Qualified V                                  13.439      14.171              5.45%                    536.8          7,607
Qualified VI                                 13.491      14.248              5.61%              1,971,280.9     28,087,126
Qualified X (1.15)                           13.583      14.360              5.72%                 76,396.2      1,097,045
Qualified X (1.25)                           13.550      14.310              5.61%                507,368.3      7,260,552
Qualified XI                                 13.571      14.375              5.92%                 63,385.3        911,193
Qualified XII (0.40)                         12.598      13.111              4.07%    (11)         19,291.3        252,937
Qualified XII (0.50)                         10.115      10.293              1.76%     (6)            165.1          1,699
Qualified XII (0.75)                          9.977      10.054              0.77%     (6)         21,150.2        212,634
Qualified XII (0.80)                         10.359      10.423              0.62%     (5)        418,989.2      4,367,015
Qualified XII (0.85)                         12.497      13.136              5.11%     (1)         61,042.9        801,884
Qualified XII (0.90)                         10.390      10.351             (0.38%)    (5)             37.0            383
Qualified XII (0.95)                         12.369      13.102              5.93%                 55,493.5        727,061
Qualified XII (1.00)                         12.358      13.084              5.87%                190,406.2      2,491,362
Qualified XII (1.05)                         12.348      13.067              5.82%                 62,452.8        816,080
Qualified XII (1.10)                         12.338      13.050              5.77%                  3,369.4         43,971
Qualified XII (1.15)                         12.328      13.033              5.72%                 23,052.4        300,435

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

-------------------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit          Increase (Decrease)                    Units
                                      ------------------------      in Value of                     Outstanding      Reserves
                                       Beginning     End of         Accumulation                      at End          at End
                                        of Year       Year              Unit                          of Year         of Year
-------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP (continued):
Qualified XII (1.20)                   $  12.606   $  13.015             3.24%      (2)                 61,972.6   $    806,604
Qualified XII (1.25)                      12.308      12.998             5.61%                           5,866.3         76,253
Qualified XII (1.30)                      12.298      12.981             5.55%                          30,754.8        399,233
Qualified XII (1.50)                      12.257      12.913             5.35%                          14,096.9        182,030
Qualified XIII                            13.557      14.361             5.93%                          17,755.5        254,980
Qualified XV                              13.534      14.336             5.93%                          80,906.6      1,159,876
Qualified XVI                             13.467      14.187             5.35%                          32,088.1        455,223
Qualified XVII                            13.518      14.327             5.98%                          10,683.7        153,062
Qualified XVIII                           13.577      14.389             5.98%                          58,579.8        842,907
Annuity contracts in payment period                                                                                     261,063
-------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP:
Qualified I                               41.763      43.523             4.21%                          31,408.3      1,366,973
Qualified III                             41.174      42.883             4.15%                         564,537.2     24,209,040
Qualified V                               11.888      12.362             3.99%                          16,631.9        205,599
Qualified VI                              11.951      12.447             4.15%                      10,102,496.1    125,745,345
Qualified VII                             11.867      12.367             4.21%                         349,707.5      4,324,917
Qualified VIII                            11.509      11.986             4.14%                           3,278.4         39,294
Qualified IX                              11.827      12.349             4.41%                           1,816.8         22,435
Qualified X (1.15)                        12.002      12.512             4.25%                         190,680.2      2,385,820
Qualified X (1.25)                        11.951      12.447             4.15%                       2,329,194.7     28,991,388
Qualified XI                              12.022      12.558             4.46%                         230,562.1      2,895,449
Qualified XII (0.40)                      11.148      11.225             0.69%     (11)                107,235.3      1,203,719
Qualified XII (0.50)                      10.050      10.399             3.47%      (4)                 34,355.4        357,246
Qualified XII (0.75)                      10.022      10.283             2.60%      (6)                 26,809.9        275,699
Qualified XII (0.80)                      10.136      10.414             2.74%      (5)              1,574,453.7     16,396,164
Qualified XII (0.85)                      10.799      11.246             4.14%      (1)                396,668.8      4,461,110
Qualified XII (0.90)                      10.297      10.381             0.82%     (10)                  1,235.3         12,824
Qualified XII (0.95)                      10.738      11.217             4.46%                         127,185.5      1,426,606
Qualified XII (1.00)                      10.729      11.202             4.41%                       1,039,908.8     11,649,013
Qualified XII (1.05)                      10.720      11.187             4.36%                          43,460.6        486,200
Qualified XII (1.10)                      10.711      11.172             4.30%                           6,783.6         75,790
Qualified XII (1.15)                      10.702      11.158             4.26%                          76,593.5        854,604
Qualified XII (1.20)                      10.761      11.143             3.55%      (2)                 15,146.8        168,779
Qualified XII (1.25)                      10.746      11.128             3.55%      (2)                  6,648.9         73,991
Qualified XII (1.30)                      10.676      11.114             4.10%                          13,000.2        144,478
Qualified XII (1.40)                      10.821      11.084             2.43%      (5)                    160.5          1,779
Qualified XII (1.50)                      10.641      11.055             3.89%                          13,218.2        146,126
Qualified XIII                            12.009      12.545             4.46%                         132,737.2      1,665,127
Qualified XV                              11.989      12.524             4.46%                         300,194.8      3,759,548
Qualified XVI                             11.929      12.393             3.89%                         123,429.0      1,529,681
Qualified XVII                            11.951      12.447             4.15%                         553,914.9      6,894,555
Qualified XVIII                           11.951      12.447             4.15%                         853,247.4     10,620,334
Qualified XIX                             41.763      43.523             4.21%                          29,827.3      1,298,164
Qualified XX                              41.174      42.883             4.15%                         120,538.6      5,169,057
Annuity contracts in payment period                                                                                      83,117
-------------------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP:
Qualified VI                              10.126       8.873           (12.37%)     (5)                 90,949.1        806,970
Qualified VIII                            10.031       8.872           (11.55%)     (7)                    182.8          1,622
Qualified X (1.25)                         9.904       8.873           (10.41%)     (6)                 12,789.0        113,474
Qualified XI                               8.634       8.891             2.98%     (10)                    672.8          5,982
Qualified XII (0.40)                       8.679       8.898             2.52%     (11)                  1,098.6          9,775
Qualified XII (0.50)                       9.655       8.919            (7.62%)     (6)                    649.4          5,792
Qualified XII (0.75)                       9.792       8.944            (8.66%)     (6)                      8.6             77
Qualified XII (0.80)                      10.041       8.900           (11.36%)     (7)                 27,224.5        242,309
Qualified XII (0.85)                      10.041       8.897           (11.39%)     (7)                    397.9          3,540
Qualified XII (0.95)                      10.053       8.891           (11.56%)     (5)                 15,245.1        135,547

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

---------------------------------------------------------------------------------------------------------------------------------
                                                       Value
                                                     Per Unit             Increase (Decrease)            Units
                                              -----------------------         in Value of             Outstanding      Reserves
                                               Beginning     End of           Accumulation               at End         at End
                                                of Year       Year                Unit                  of Year         of Year
---------------------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP (continued):
Qualified XII (1.00)                           $  9.214    $  8.888               (3.54%)    (9)           6,500.0   $     57,773
Qualified XII (1.05)                              9.899       8.885              (10.24%)    (6)             131.2          1,166
Qualified XII (1.10)                              9.159       8.882               (3.02%)    (9)              15.5            138
Qualified XII (1.15)                             10.034       8.879              (11.51%)    (7)           2,845.4         25,264
Qualified XII (1.20)                              9.633       8.876               (7.86%)    (6)             371.7          3,299
Qualified XIII                                   10.127       8.891              (12.20%)    (5)          11,639.0        103,484
Qualified XV                                     10.024       8.891              (11.30%)    (5)           1,414.9         12,580
Qualified XVI                                     8.524       8.857                3.91%     (9)           1,342.4         11,890
Qualified XVIII                                   9.907       8.873              (10.44%)    (6)           2,297.4         20,384
---------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Qualified V                                      13.186      13.595                3.10%     (1)              11.6            158
Qualified VI                                     13.654      13.633               (0.15%)              1,696,713.8     23,131,181
Qualified VIII                                   13.346      13.631                2.14%     (1)             105.6          1,440
Qualified X (1.15)                               13.664      13.657               (0.05%)                 20,254.4        276,606
Qualified X (1.25)                               13.654      13.633               (0.15%)                208,453.6      2,841,833
Qualified XI                                     13.684      13.704                0.15%                  61,244.3        839,286
Qualified XII (0.40)                             12.820      13.714                6.97%    (11)          15,613.9        214,129
Qualified XII (0.45)                              8.583       9.176                6.91%    (12)             317.8          2,916
Qualified XII (0.50)                             10.719       9.312              (13.13%)    (4)           7,540.9         70,221
Qualified XII (0.75)                              9.812       9.159               (6.66%)    (6)          13,042.9        119,462
Qualified XII (0.80)                             10.578       9.764               (7.70%)    (5)       1,165,744.5     11,382,850
Qualified XII (0.85)                             13.558      13.728                1.25%     (1)          25,298.1        347,283
Qualified XII (0.90)                             10.939       9.513              (13.04%)    (4)           2,603.8         24,770
Qualified XII (0.95)                             13.684      13.704                0.15%                  44,944.2        615,911
Qualified XII (1.00)                             14.234      13.692               (3.81%)    (2)         404,068.0      5,532,521
Qualified XII (1.05)                             13.674      13.680                0.04%                   5,235.3         71,620
Qualified XII (1.10)                             13.669      13.668               (0.01%)                  6,323.0         86,425
Qualified XII (1.15)                             13.664      13.657               (0.05%)                  9,141.2        124,838
Qualified XII (1.20)                             14.380      13.645               (5.11%)    (2)          24,930.3        340,167
Qualified XII (1.25)                             13.203      13.633                3.26%     (1)           7,547.6        102,896
Qualified XII (1.40)                             11.872      13.598               14.54%     (9)              71.7            975
Qualified XII (1.50)                             13.629      13.574               (0.40%)                  3,580.5         48,602
Qualified XIII                                   13.684      13.704                0.15%                  52,935.6        725,425
Qualified XV                                     13.684      13.704                0.15%                  49,514.4        678,541
Qualified XVI                                    13.629      13.574               (0.40%)                 21,070.1        286,008
Qualified XVII                                   13.654      13.633               (0.15%)                  4,296.5         58,574
Qualified XVIII                                  15.646      13.708              (12.39%)    (5)           3,089.3         42,347
Annuity contracts in payment period                                                                                         9,901
---------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Qualified III                                    11.472      12.088                5.37%     (5)          33,957.0        410,457
Qualified V                                      14.922      15.985                7.12%     (4)             116.2          1,857
Qualified VI                                     13.261      16.030               20.88%               1,079,290.5     17,300,643
Qualified VIII                                   14.070      16.028               13.92%     (2)             170.3          2,730
Qualified X (1.25)                               13.261      16.030               20.88%                 112,738.5      1,807,157
Qualified XI                                     13.290      16.113               21.24%                  54,627.0        880,205
Qualified XII (0.40)                             13.986      16.125               15.29%    (11)          11,799.4        190,264
Qualified XII (0.50)                             10.508      11.369                8.19%     (4)             992.7         11,286
Qualified XII (0.75)                              9.921      10.620                7.05%     (6)          14,488.0        153,864
Qualified XII (0.80)                             10.972      11.692                6.56%     (5)         350,825.7      4,101,946
Qualified XII (0.85)                             13.404      16.141               20.42%     (1)          15,014.4        242,346
Qualified XII (0.90)                             10.515      11.462                9.01%     (3)           3,526.4         40,419
Qualified XII (0.95)                             13.290      16.113               21.24%                  29,112.3        469,087
Qualified XII (1.00)                             12.765      16.099               26.12%     (1)          98,683.4      1,588,714
Qualified XII (1.05)                             13.281      16.085               21.11%                   3,647.9         58,677
Qualified XII (1.10)                             13.276      16.071               21.05%                   1,219.4         19,598

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

----------------------------------------------------------------------------------------------------------------------
                                                  Value
                                                 Per Unit          Increase (Decrease)       Units
                                         ------------------------      in Value of        Outstanding       Reserves
                                          Beginning     End of         Accumulation          at End          at End
                                           of Year       Year              Unit             of Year         of Year
----------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP (continued):
Qualified XII (1.15)                      $  13.271   $  16.057           20.99%               4,025.1   $      64,633
Qualified XII (1.20)                         14.033      16.044           14.33%     (2)      12,115.1         194,368
Qualified XII (1.25)                         12.844      16.030           24.81%     (1)       1,234.3          19,786
Qualified XII (1.30)                         15.827      16.016            1.19%    (12)          87.7           1,405
Qualified XII (1.40)                         15.181      15.988            5.32%     (5)          39.1             625
Qualified XII (1.50)                         13.237      15.960           20.57%               2,432.4          38,822
Qualified XIII                               13.290      16.113           21.24%              19,971.3         321,798
Qualified XV                                 13.290      16.113           21.24%              32,611.7         525,472
Qualified XVI                                13.237      15.960           20.57%              15,870.2         253,296
Qualified XVII                               12.899      16.030           24.27%     (1)       5,260.5          84,325
Qualified XVIII                              16.118      16.118            0.00%    (12)          84.5           1,359
----------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio:
Qualified III                                23.675      27.186           14.83%             917,567.2      24,944,800
Qualified V                                  18.234      20.904           14.64%               1,516.9          31,708
Qualified VI                                 17.840      20.485           14.83%           1,306,652.4      26,767,345
Qualified VIII                               16.207      18.609           14.82%               6,057.5         112,723
Qualified X (1.25)                            9.839      10.500            6.72%     (6)      17,067.7         179,203
Qualified XI                                 17.946      20.668           15.17%              71,154.2       1,470,649
Qualified XII (0.40)                         13.635      14.976            9.83%    (11)      38,218.1         572,357
Qualified XII (0.45)                         10.217      10.714            4.86%    (12)         552.8           5,922
Qualified XII (0.50)                         10.377      10.966            5.68%     (4)      50,868.4         557,814
Qualified XII (0.75)                         10.081      10.694            6.08%     (6)       9,542.9         102,055
Qualified XII (0.80)                         10.492      11.254            7.26%     (5)      91,332.8       1,027,864
Qualified XII (0.85)                         13.124      15.005           14.33%     (1)     132,604.9       1,989,689
Qualified XII (0.95)                         12.994      14.965           15.17%              95,020.1       1,421,979
Qualified XII (1.00)                         12.983      14.945           15.11%             108,344.1       1,619,237
Qualified XII (1.05)                         12.972      14.926           15.06%              25,821.6         385,403
Qualified XII (1.10)                         13.068      14.906           14.06%     (1)       1,048.3          15,626
Qualified XII (1.15)                         12.951      14.886           14.94%              48,552.7         722,766
Qualified XII (1.20)                         13.354      14.867           11.33%     (2)       2,926.4          43,505
Qualified XII (1.25)                         12.930      14.847           14.83%                  50.5             750
Qualified XII (1.30)                         12.919      14.827           14.77%                  13.0             192
Qualified XII (1.50)                         12.877      14.749           14.54%               1,708.5          25,199
Qualified XIII                               17.926      20.646           15.17%              21,808.2         450,252
Qualified XV                                 17.896      20.612           15.18%              37,944.0         782,091
Qualified XVI                                17.808      20.397           14.54%              24,487.0         499,461
Qualified XVII                               17.840      20.485           14.83%               3,612.3          74,000
Qualified XVIII                              10.094      10.500            4.02%     (7)       9,411.8          98,817
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products
Fund:
Equity-Income Portfolio:
Qualified III                                16.587      18.285           10.24%           2,533,673.2      46,328,715
Qualified V                                  15.723      17.305           10.06%                 488.1           8,446
Qualified VI                                 15.837      17.459           10.24%           6,281,076.6     109,662,239
Qualified VIII                               15.781      17.395           10.23%               4,737.8          82,416
Qualified X (1.15)                           19.890      21.948           10.35%             114,565.1       2,514,522
Qualified X (1.25)                           19.818      21.848           10.24%           1,332,062.6      29,102,669
Qualified XI                                 15.931      17.615           10.57%             239,213.5       4,213,775
Qualified XII (0.40)                         14.267      15.192            6.48%    (11)      54,319.8         825,201
Qualified XII (0.45)                          9.516       9.968            4.75%    (12)         519.2           5,176
Qualified XII (0.50)                         10.522      10.363           (1.51%)    (4)       6,791.1          70,376
Qualified XII (0.75)                          9.914       9.950            0.36%     (6)      67,227.1         668,920
Qualified XII (0.80)                         10.873      10.850           (0.21%)    (5)     846,659.8       9,186,377
Qualified XII (0.85)                         13.708      15.220           11.03%     (1)     306,098.9       4,658,977
Qualified XII (0.90)                          9.265      10.671           15.18%     (9)          20.0             213
Qualified XII (0.95)                         13.729      15.180           10.57%             147,150.0       2,233,784
Qualified XII (1.00)                         13.718      15.160           10.51%             409,327.3       6,205,534

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

-----------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit          Increase (Decrease)       Units
                                      ------------------------      in Value of        Outstanding      Reserves
                                       Beginning     End of         Accumulation          at End         at End
                                        of Year       Year              Unit             of Year         of Year
-----------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio (continued):
Qualified XII (1.05)                   $  13.706   $  15.140           10.46%             81,061.5   $  1,227,296
Qualified XII (1.10)                      13.695      15.120           10.41%              4,490.0         67,891
Qualified XII (1.15)                      13.684      15.100           10.35%             62,313.0        940,950
Qualified XII (1.20)                      14.168      15.080            6.44%     (2)     13,583.5        204,846
Qualified XII (1.25)                      13.661      15.061           10.25%              8,740.6        131,639
Qualified XII (1.30)                      13.650      15.041           10.19%              3,611.9         54,325
Qualified XII (1.40)                      15.124      15.001           (0.81%)    (5)      2,077.2         31,160
Qualified XII (1.50)                      13.606      14.961            9.96%              9,413.6        140,841
Qualified XIII                            15.914      17.596           10.57%             74,067.2      1,303,285
Qualified XV                              15.887      17.567           10.57%             68,970.1      1,211,581
Qualified XVI                             15.808      17.384            9.97%            222,658.2      3,870,640
Qualified XVII                            15.837      17.459           10.24%             44,812.1        782,380
Qualified XVIII                           19.818      21.848           10.24%             21,380.3        467,113
-----------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Qualified I                               13.142      18.115           37.84%                448.8          8,131
Qualified III                             14.087      19.406           37.76%                 71.9          1,395
Qualified V                               14.021      19.285           37.54%              1,160.1         22,372
Qualified VI                              13.904      19.155           37.77%          7,144,437.7    136,848,861
Qualified VIII                            14.073      19.385           37.75%              5,391.9        104,524
Qualified X (1.15)                        19.409      26.764           37.89%             76,868.5      2,057,310
Qualified X (1.25)                        19.339      26.641           37.76%          1,278,104.0     34,049,762
Qualified XI                              13.987      19.326           38.17%            292,984.6      5,662,140
Qualified XII (0.40)                      15.510      17.525           12.99%    (11)    128,517.6      2,252,224
Qualified XII (0.50)                      10.651      12.779           19.98%     (4)     18,614.4        237,873
Qualified XII (0.75)                       9.956      12.150           22.04%     (6)     63,727.2        774,299
Qualified XII (0.80)                      10.887      13.307           22.23%     (5)    981,477.1     13,060,689
Qualified XII (0.85)                      12.857      17.558           36.56%     (1)    399,819.9      7,020,059
Qualified XII (0.90)                      10.757      12.978           20.65%     (4)      1,343.2         17,433
Qualified XII (0.95)                      12.674      17.512           38.17%            165,194.2      2,892,838
Qualified XII (1.00)                      12.663      17.489           38.11%            581,798.3     10,174,875
Qualified XII (1.05)                      12.653      17.466           38.04%             65,095.3      1,136,925
Qualified XII (1.10)                      12.643      17.443           37.97%             13,477.5        235,081
Qualified XII (1.15)                      12.632      17.420           37.90%             70,232.0      1,223,407
Qualified XII (1.20)                      13.438      17.397           29.46%     (2)     58,305.3      1,014,312
Qualified XII (1.25)                      12.612      17.374           37.76%              9,906.3        172,109
Qualified XII (1.30)                      12.601      17.351           37.70%              2,635.9         45,735
Qualified XII (1.40)                      14.386      17.305           20.29%     (5)      4,116.0         71,227
Qualified XII (1.50)                      12.560      17.259           37.41%             12,955.9        223,609
Qualified XIII                            13.972      19.305           38.17%            100,561.3      1,941,310
Qualified XV                              13.948      19.273           38.18%            176,188.4      3,395,613
Qualified XVI                             13.879      19.072           37.42%            228,968.9      4,366,889
Qualified XVII                            13.904      19.155           37.77%             41,575.2        796,355
Qualified XVIII                           19.339      26.641           37.76%             22,564.9        601,146
-----------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Qualified III                              9.995       9.023           (9.72%)    (5)    178,600.9      1,611,556
-----------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Qualified V                               12.222      13.587           11.17%                 33.6            457
Qualified VI                              12.269      13.662           11.35%            651,566.3      8,901,467
Qualified VIII                            12.267      13.658           11.34%                243.9          3,331
Qualified X (1.15)                        12.686      14.140           11.46%             15,875.5        224,473
Qualified X (1.25)                        12.640      14.074           11.34%            194,687.2      2,740,125
Qualified XI                              12.342      13.784           11.68%             26,108.2        359,869
Qualified XII (0.40)                      12.178      13.170            8.15%    (11)     10,817.1        142,461
Qualified XII (0.50)                      10.774      10.183           (5.49%)    (4)        251.0          2,556
Qualified XII (0.75)                       9.912       9.427           (4.89%)    (6)      4,502.1         42,443
Qualified XII (0.80)                      11.184      10.530           (5.85%)    (5)     47,503.2        500,227

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

----------------------------------------------------------------------------------------------------------------
                                          Value
                                         Per Unit          Increase (Decrease)            Units
                                 ------------------------      in Value of             Outstanding      Reserves
                                  Beginning     End of         Accumulation               at End         at End
                                   of Year       Year              Unit                  of Year         of Year
----------------------------------------------------------------------------------------------------------------
Overseas Portfolio (continued):
Qualified XII (0.85)              $  12.182   $  13.195            8.32%     (1)         13,936.7   $    183,897
Qualified XII (0.95)                 11.783      13.160           11.69%                  9,216.6        121,293
Qualified XII (1.00)                 11.774      13.143           11.63%                 44,182.9        580,693
Qualified XII (1.05)                 11.764      13.126           11.58%                  9,112.9        119,612
Qualified XII (1.10)                 11.754      13.108           11.52%                  1,859.7         24,378
Qualified XII (1.15)                 11.745      13.091           11.46%                  9,778.0        128,004
Qualified XII (1.20)                 12.430      13.074            5.18%     (2)          5,796.8         75,785
Qualified XII (1.25)                 11.726      13.056           11.34%                    687.9          8,982
Qualified XII (1.30)                 11.716      13.039           11.29%                    408.4          5,325
Qualified XII (1.40)                 13.828      13.005           (5.95%)    (5)            112.7          1,466
Qualified XII (1.50)                 11.678      12.971           11.07%                    467.9          6,069
Qualified XIII                       12.328      13.769           11.69%                 14,164.7        195,030
Qualified XV                         12.308      13.746           11.68%                 17,178.0        236,126
Qualified XVI                        12.247      13.603           11.07%                 11,522.9        156,741
Qualified XVII                       12.269      13.662           11.35%                  1,816.0         24,809
Qualified XVIII                      12.640      14.074           11.34%                  2,059.3         28,983
----------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance
Products Fund II:
Asset Manager Portfolio:
Qualified III                        14.715      16.719           13.62%              1,596,943.4     26,699,659
----------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Qualified III                        17.276      22.177           28.37%              3,333,319.6     73,922,966
Qualified V                          15.315      19.627           28.16%                  1,261.0         24,749
Qualified VI                         15.270      19.601           28.36%              9,575,607.6    187,691,926
Qualified VIII                       15.371      19.729           28.35%                  3,321.4         65,530
Qualified X (1.15)                   17.201      22.103           28.50%                 19,136.2        422,961
Qualified X (1.25)                   17.156      22.023           28.37%                834,976.3     18,388,472
Qualified XI                         15.360      19.776           28.75%                209,707.3      4,147,194
Qualified XII (0.40)                 15.219      17.813           17.04%    (11)        197,022.1      3,509,529
Qualified XII (0.45)                 10.553      11.475            8.74%    (12)          1,753.8         20,125
Qualified XII (0.50)                 10.673      11.985           12.29%     (4)          8,618.1        103,285
Qualified XII (0.75)                  9.912      11.454           15.56%     (6)         78,074.5        894,250
Qualified XII (0.80)                 10.937      12.589           15.10%     (5)      2,102,804.7     26,471,967
Qualified XII (0.85)                 13.824      17.847           29.10%     (1)        217,720.3      3,885,627
Qualified XII (0.90)                 10.737      12.293           14.49%     (3)          1,037.9         12,758
Qualified XII (0.95)                 13.825      17.800           28.75%                254,733.6      4,534,200
Qualified XII (1.00)                 13.814      17.776           28.68%              1,138,179.9     20,232,652
Qualified XII (1.05)                 13.802      17.753           28.63%                 90,949.6      1,614,615
Qualified XII (1.10)                 13.791      17.729           28.55%                  5,767.6        102,257
Qualified XII (1.15)                 13.780      17.706           28.49%                 85,590.6      1,515,471
Qualified XII (1.20)                 13.768      17.683           28.44%                 29,528.3        522,139
Qualified XII (1.25)                 13.757      17.659           28.36%                 11,736.6        207,260
Qualified XII (1.30)                 13.746      17.636           28.30%                 10,680.8        188,366
Qualified XII (1.40)                 15.738      17.590           11.77%     (4)          1,990.2         35,007
Qualified XII (1.50)                 13.701      17.543           28.04%                 11,751.1        206,153
Qualified XIII                       15.343      19.755           28.76%                176,552.7      3,487,733
Qualified XV                         15.318      19.722           28.75%                187,525.3      3,698,342
Qualified XVI                        15.242      19.516           28.04%                157,444.1      3,072,751
Qualified XVII                       15.270      19.601           28.36%                 31,455.3        616,556
Qualified XVIII                      17.156      22.023           28.37%                 22,090.1        486,485
----------------------------------------------------------------------------------------------------------------
Index 500 Portfolio:
Qualified III                        18.662      23.650           26.73%              3,947,186.8     93,352,318
----------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Qualified III                        18.174      24.098           32.60%              2,142,129.7     51,620,505
Qualified V                          15.720      20.810           32.38%                  2,389.5         49,726
Qualified VI                         15.801      20.951           32.59%              7,536,062.4    157,891,352

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

----------------------------------------------------------------------------------------------------------------------
                                                   Value
                                                  Per Unit          Increase (Decrease)       Units
                                          ------------------------      in Value of        Outstanding      Reserves
                                           Beginning     End of         Accumulation          at End         at End
                                            of Year       Year              Unit             of Year         of Year
----------------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio (continued):
Qualified VIII                             $  15.798   $  20.945            32.58%              5,606.5   $    117,425
Qualified X (1.15)                            15.295      20.300            32.72%             15,875.8        322,277
Qualified X (1.25)                            15.254      20.226            32.59%            565,274.8     11,433,071
Qualified XI                                  15.895      21.139            32.99%            283,820.6      5,999,598
Qualified XII (0.40)                          11.663      14.125            21.11%    (11)    198,263.9      2,800,434
Qualified XII (0.50)                          10.570      12.541            18.65%     (4)    134,432.0      1,685,956
Qualified XII (0.75)                           9.887      12.109            22.47%     (6)    117,102.9      1,418,013
Qualified XII (0.80)                          10.647      13.056            22.63%     (5)  1,605,725.7     20,964,683
Qualified XII (0.85)                          10.427      14.152            35.72%     (1)    320,159.2      4,530,814
Qualified XII (0.90)                          10.787      12.830            18.94%     (4)        353.1          4,531
Qualified XII (0.95)                          10.613      14.114            32.99%            375,663.3      5,302,265
Qualified XII (1.00)                          10.604      14.096            32.93%            997,760.1     14,064,209
Qualified XII (1.05)                          10.596      14.077            32.85%            114,249.2      1,608,306
Qualified XII (1.10)                          10.587      14.059            32.79%              3,031.6         42,621
Qualified XII (1.15)                          10.578      14.040            32.73%            103,123.2      1,447,854
Qualified XII (1.20)                          10.956      14.022            27.98%     (2)     43,050.2        603,629
Qualified XII (1.25)                          10.561      14.003            32.59%              4,812.4         67,388
Qualified XII (1.30)                          10.552      13.985            32.53%              3,585.6         50,142
Qualified XII (1.40)                          11.943      13.948            16.79%     (4)      1,441.3         20,102
Qualified XII (1.50)                          10.518      13.911            32.26%             13,650.3        189,886
Qualified XIII                                15.878      21.116            32.99%            120,002.0      2,533,930
Qualified XV                                  15.851      21.081            32.99%            212,741.1      4,484,705
Qualified XVI                                 15.773      20.861            32.26%            100,074.7      2,087,661
Qualified XVII                                15.801      20.951            32.59%             32,181.5        674,250
Qualified XVIII                               15.254      20.226            32.59%             10,568.2        213,749
----------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Qualified III                                 15.016      19.914            32.62%              3,698.2         73,645
Qualified V                                   14.954      19.800            32.41%                426.9          8,452
Qualified VI                                  15.012      19.908            32.61%          3,192,160.0     63,550,099
Qualified VIII                                15.009      19.903            32.61%              3,145.3         62,600
Qualified X (1.15)                            15.616      20.731            32.75%             22,910.9        474,964
Qualified X (1.25)                            15.576      20.657            32.62%            447,035.2      9,234,497
Qualified XI                                  15.100      20.086            33.02%            105,755.4      2,124,205
Qualified XII (0.40)                          15.614      17.878            14.50%    (11)     39,424.1        704,830
Qualified XII (0.45)                          10.945      11.816             7.96%    (12)        612.1          7,232
Qualified XII (0.50)                          10.615      12.415            16.96%     (4)     30,062.0        373,209
Qualified XII (0.75)                           9.856      11.794            19.66%     (6)     26,591.6        313,619
Qualified XII (0.80)                          10.741      12.741            18.62%     (5)    425,124.8      5,416,639
Qualified XII (0.85)                          13.744      17.912            30.33%     (1)     47,668.3        853,846
Qualified XII (0.90)                          10.570      12.490            18.16%     (4)        478.6          5,977
Qualified XII (0.95)                          13.431      17.865            33.01%             81,982.5      1,464,616
Qualified XII (1.00)                          13.420      17.841            32.94%            184,550.3      3,292,638
Qualified XII (1.05)                          13.409      17.818            32.88%             37,433.9        666,991
Qualified XII (1.10)                          13.398      17.794            32.81%              4,709.2         83,797
Qualified XII (1.15)                          13.387      17.771            32.75%             36,442.2        647,610
Qualified XII (1.20)                          14.246      17.747            24.58%     (2)     21,104.5        374,551
Qualified XII (1.25)                          13.370      17.724            32.57%     (1)        797.9         14,141
Qualified XII (1.30)                          13.354      17.701            32.55%                668.1         11,826
Qualified XII (1.40)                          15.102      17.654            16.90%     (5)        564.4          9,964
Qualified XII (1.50)                          13.310      17.607            32.28%             20,319.3        357,771
Qualified XIII                                15.084      20.064            33.02%             45,434.7        911,610
Qualified XV                                  15.059      20.031            33.02%             89,095.1      1,784,651
Qualified XVI                                 14.984      19.822            32.29%             53,979.8      1,070,002
Qualified XVII                                15.012      19.908            32.61%             23,034.8        458,581
Qualified XVIII                               15.576      20.657            32.62%             25,387.3        524,429
----------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

--------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit          Increase (Decrease)            Units
                                      ------------------------      in Value of             Outstanding      Reserves
                                       Beginning     End of         Accumulation               at End         at End
                                        of Year       Year              Unit                  of Year        of Year
--------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio:
Qualified III                          $  14.430   $  15.548            7.75%                  8,966.5   $   139,412
Qualified V                               14.299      15.383            7.58%                     24.7           380
Qualified VI                              14.373      15.487            7.75%              1,213,451.1    18,792,980
Qualified VIII                            14.370      15.482            7.74%                    283.5         4,389
Qualified X (1.25)                        10.054      10.419            3.63%     (5)         54,517.2       568,008
Qualified XI                              14.458      15.626            8.08%                 57,101.4       892,246
Qualified XII (0.40)                      12.743      13.053            2.43%    (11)         21,373.8       278,992
Qualified XII (0.45)                      10.457      10.446           (0.11%)   (12)             82.2           859
Qualified XII (0.50)                      10.186      10.640            4.46%     (4)         13,363.7       142,197
Qualified XII (0.75)                      10.062      10.427            3.63%     (6)          6,947.4        72,440
Qualified XII (0.80)                      10.210      10.643            4.24%     (5)        367,677.1     3,913,004
Qualified XII (0.85)                      12.306      13.078            6.27%     (1)         25,566.1       334,351
Qualified XII (0.90)                      10.232      10.638            3.97%     (4)            392.7         4,178
Qualified XII (0.95)                      12.069      13.043            8.07%                 36,739.5       479,207
Qualified XII (1.00)                      12.059      13.026            8.02%                414,150.6     5,394,811
Qualified XII (1.05)                      12.049      13.009            7.97%                 13,507.0       175,712
Qualified XII (1.10)                      12.039      12.992            7.92%                  2,779.8        36,115
Qualified XII (1.15)                      12.029      12.975            7.86%                  8,868.9       115,071
Qualified XII (1.20)                      12.212      12.958            6.11%     (2)         13,990.2       181,278
Qualified XII (1.25)                      12.112      12.940            6.84%     (1)            126.4         1,636
Qualified XII (1.30)                      12.225      12.923            5.71%     (3)          8,960.0       115,794
Qualified XII (1.40)                      12.375      12.889            4.15%     (5)             30.2           389
Qualified XII (1.50)                      11.960      12.855            7.48%                    247.6         3,183
Qualified XIII                            14.442      15.609            8.08%                 10,857.1       169,464
Qualified XV                              14.418      15.583            8.08%                 20,316.8       316,591
Qualified XVI                             14.347      15.420            7.48%                 14,524.0       223,965
Qualified XVII                            14.373      15.487            7.75%                  9,336.5       144,596
--------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Qualified III                             16.816      22.529           33.97%              1,354,047.1    30,505,388
Qualified V                               15.368      20.556           33.76%                  1,053.4        21,653
Qualified VI                              15.414      20.651           33.98%              2,995,268.0    61,855,860
Qualified VIII                            15.424      20.663           33.97%                  1,852.6        38,279
Qualified X (1.15)                        16.528      22.165           34.11%                 33,675.9       746,443
Qualified X (1.25)                        16.485      22.086           33.98%                465,445.6    10,279,993
Qualified XI                              15.505      20.836           34.38%                128,843.5     2,684,540
Qualified XII (0.40)                      14.790      17.807           20.40%    (11)         73,901.1     1,315,941
Qualified XII (0.50)                      10.286      12.391           20.46%     (4)          7,784.6        96,459
Qualified XII (0.75)                       9.810      11.666           18.92%     (6)         41,103.5       479,534
Qualified XII (0.80)                      10.918      12.836           17.57%     (5)        434,912.8     5,582,684
Qualified XII (0.85)                      13.512      17.841           32.04%     (1)        446,603.2     7,967,771
Qualified XII (0.90)                      10.569      12.464           17.93%     (6)            127.7         1,591
Qualified XII (0.95)                      13.242      17.794           34.38%                 53,447.5       951,030
Qualified XII (1.00)                      13.231      17.770           34.31%                220,151.3     3,912,152
Qualified XII (1.05)                      13.220      17.747           34.24%                 45,804.1       812,878
Qualified XII (1.10)                      13.209      17.723           34.17%                  2,555.4        45,291
Qualified XII (1.15)                      13.198      17.700           34.11%                 39,188.1       693,632
Qualified XII (1.20)                      14.218      17.677           24.33%     (2)         19,753.5       349,177
Qualified XII (1.25)                      13.177      17.653           33.97%                  5,365.3        94,715
Qualified XII (1.30)                      13.166      17.630           33.91%                    911.2        16,065
Qualified XII (1.40)                      15.123      17.584           16.27%     (5)          2,368.3        41,643
Qualified XII (1.50)                      13.123      17.537           33.64%                  8,841.6       155,057
Qualified XIII                            15.489      20.813           34.37%                 47,156.5       981,469
Qualified XV                              15.463      20.778           34.37%                 61,354.9     1,274,858
Qualified XVI                             15.386      20.562           33.64%                 56,524.9     1,162,269
Qualified XVII                            15.414      20.651           33.98%                  7,087.9       146,374
Qualified XVIII                           16.485      22.086           33.98%                 21,941.8       484,614
Annuity contracts in payment period                                                                          235,492
--------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

---------------------------------------------------------------------------------------------------------------------------
                                                  Value
                                                 Per Unit           Increase (Decrease)              Units
                                         ------------------------       in Value of               Outstanding    Reserves
                                          Beginning     End of          Accumulation                at End        at End
                                           of Year       Year               Unit                    of Year      of Year
---------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Qualified III                             $  18.690   $  23.797             27.32%               4,687,166.8   $111,538,596
Qualified V                                  16.782      21.334             27.12%                   2,948.4         62,899
Qualified VI                                 16.720      21.288             27.32%              14,519,619.8    309,094,974
Qualified VIII                               16.670      21.223             27.31%                   6,944.9        147,391
Qualified X (1.15)                           18.828      23.996             27.45%                  74,103.7      1,778,187
Qualified X (1.25)                           18.779      23.910             27.32%               1,360,741.2     32,534,708
Qualified XI                                 16.819      21.478             27.70%                 655,880.5     14,087,149
Qualified XII (0.40)                         15.344      17.582             14.59%    (11)         383,490.2      6,742,350
Qualified XII (0.45)                          9.630      10.235              6.28%    (12)           1,185.6         12,135
Qualified XII (0.50)                         10.980      11.485              4.60%     (4)          37,288.1        428,241
Qualified XII (0.75)                          9.953      10.217              2.65%     (6)         167,605.9      1,712,362
Qualified XII (0.80)                         11.798      12.009              1.79%     (5)       4,480,347.5     53,804,310
Qualified XII (0.85)                         14.300      17.615             23.18%     (1)         710,850.5     12,521,719
Qualified XII (0.90)                         10.606      11.745             10.74%     (3)           5,139.9         60,366
Qualified XII (0.95)                         13.757      17.569             27.71%                 427,855.0      7,516,824
Qualified XII (1.00)                         13.746      17.545             27.64%               2,151,201.8     37,743,896
Qualified XII (1.05)                         13.735      17.522             27.57%                 202,767.8      3,552,963
Qualified XII (1.10)                         13.724      17.499             27.51%                  14,917.9        261,052
Qualified XII (1.15)                         13.712      17.476             27.45%                 130,325.6      2,277,589
Qualified XII (1.20)                         13.701      17.453             27.38%                  46,823.7        817,219
Qualified XII (1.25)                         13.690      17.430             27.32%                  10,441.4        181,995
Qualified XII (1.30)                         13.679      17.407             27.25%                   6,473.0        112,676
Qualified XII (1.40)                         16.231      17.361              6.96%     (4)             648.5         11,260
Qualified XII (1.50)                         13.634      17.315             27.00%                  23,084.7        399,722
Qualified XIII                               16.800      21.455             27.71%                 236,904.3      5,082,747
Qualified XV                                 16.773      21.419             27.70%                 301,775.4      6,463,796
Qualified XVI                                16.689      21.196             27.01%                 182,950.6      3,877,864
Qualified XVII                               16.720      21.288             27.32%                  67,482.4      1,436,571
Qualified XVIII                              18.779      23.910             27.32%                  65,838.9      1,574,179
Annuity contracts in payment period                                                                                 365,972
---------------------------------------------------------------------------------------------------------------------------
Lexington Emerging Markets Fund:
Qualified III                                 7.715       5.470            (29.10%)                745,855.7      4,094,455
---------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust Fund:
Qualified III                                14.403      11.433            (20.62%)                534,962.3      6,116,289
Qualified V                                  15.987      12.670            (20.75%)                  2,110.3         26,737
Qualified VI                                 15.541      12.336            (20.62%)                755,983.9      9,325,791
Qualified VIII                               13.472      10.693            (20.63%)                    652.7          6,979
Qualified XI                                 15.633      12.446            (20.39%)                 37,897.4        471,683
Qualified XII (0.40)                          9.754       9.626            ( 1.31%)   (11)          12,236.5        117,791
Qualified XII (0.75)                          9.791       7.696            (21.40%)    (6)          13,174.5        101,395
Qualified XII (0.80)                         10.922       8.415            (22.95%)    (5)         140,250.4      1,180,144
Qualified XII (0.85)                         11.047       9.645            (12.69%)    (1)          14,189.8        136,854
Qualified XII (0.95)                         12.082       9.619            (20.39%)                 51,076.6        491,310
Qualified XII (1.00)                         12.072       9.606            (20.43%)                 75,695.4        727,160
Qualified XII (1.05)                         12.062       9.594            (20.46%)                  2,960.6         28,403
Qualified XII (1.10)                          8.980       9.581              6.69%     (8)              31.3            300
Qualified XII (1.15)                         12.042       9.568            (20.54%)                 12,058.7        115,382
Qualified XII (1.20)                         11.980       9.556            (20.23%)    (6)           2,826.2         27,006
Qualified XII (1.25)                         12.022       9.543            (20.62%)                     52.7            503
Qualified XII (1.50)                         11.973       9.480            (20.82%)                    317.5          3,010
Qualified XIII                               15.616      12.433            (20.38%)                 16,413.6        204,067
Qualified XV                                 15.590      12.412            (20.38%)                 38,283.4        475,178
Qualified XVI                                15.512      12.283            (20.82%)                 14,341.8        176,155
Qualified XVII                               15.541      12.336            (20.62%)                    745.1          9,190
---------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

-------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit          Increase (Decrease)        Units
                                      ------------------------      in Value of         Outstanding      Reserves
                                       Beginning     End of         Accumulation           at End         at End
                                        of Year       Year              Unit              of Year         of Year
-------------------------------------------------------------------------------------------------------------------
MFS Funds:
Total Return Series:
Qualified III                          $  10.182   $  10.531            3.43%     (5)       36,633.2   $    385,767
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
 Global Securities Fund:
Qualified III                             10.077      10.303            2.24%     (6)       20,547.5        211,700
Qualified VI                              10.079      10.018           (0.61%)    (5)       39,441.2        395,141
Qualified X (1.25)                         9.865      10.018            1.55%     (5)       11,129.0        111,496
Qualified XI                               8.907      10.039           12.71%    (10)          773.7          7,768
Qualified XII (0.40)                       9.004      10.047           11.58%    (11)        1,563.9         15,712
Qualified XII (0.50)                      10.131      10.070           (0.60%)    (7)          179.7          1,810
Qualified XII (0.75)                       9.713      10.027            3.23%     (6)          535.3          5,367
Qualified XII (0.80)                      10.001      10.050            0.49%     (7)        2,686.4         26,997
Qualified XII (0.85)                       9.275      10.046            8.31%     (8)        7,592.4         76,275
Qualified XII (0.95)                      10.182      10.039           (1.40%)    (7)          144.4          1,450
Qualified XII (1.00)                       9.484      10.036            5.82%     (8)        5,395.1         54,144
Qualified XII (1.05)                       9.801      10.032            2.36%     (6)          180.2          1,808
Qualified XII (1.10)                      10.160      10.029           (1.29%)    (7)           26.8            269
Qualified XII (1.15)                       9.974      10.025            0.51%     (7)          294.7          2,954
Qualified XII (1.30)                       9.965      10.015            0.50%    (12)          139.3          1,395
Qualified XII (1.40)                      10.041      10.008           (0.33%)    (7)           13.5            135
Qualified XIII                            10.080      10.039           (0.41%)    (5)        3,153.1         31,654
Qualified XV                              10.042      10.039           (0.03%)    (5)          381.8          3,833
Qualified XVI                              9.728      10.001            2.81%     (6)          152.2          1,522
Qualified XVII                             8.115      10.018           23.45%    (10)        2,464.5         24,691
-------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund:
Qualified III                             10.055       9.935           (1.19%)    (5)      100,555.4        999,000
Qualified VI                              10.015       9.895           (1.20%)    (5)       71,074.2        703,260
Qualified X (1.25)                         9.988       9.895           (0.93%)    (5)       13,884.9        137,388
Qualified XI                               9.660       9.915            2.64%    (10)          176.2          1,747
Qualified XII (0.40)                       9.695       9.923            2.35%    (11)        1,512.8         15,011
Qualified XII (0.45)                       9.975       9.953           (0.22%)   (12)          574.6          5,719
Qualified XII (0.50)                       9.995       9.946           (0.49%)    (5)           14.2            142
Qualified XII (0.75)                      10.029       9.935           (0.94%)    (7)          924.6          9,186
Qualified XII (0.80)                      10.025       9.926           (0.99%)    (6)       18,785.5        186,456
Qualified XII (0.85)                       9.935       9.922           (0.13%)    (8)        2,776.3         27,546
Qualified XII (0.95)                      10.037       9.915           (1.22%)    (7)          614.0          6,088
Qualified XII (1.00)                       9.991       9.912           (0.79%)    (5)        7,329.1         72,645
Qualified XII (1.05)                       9.582       9.908            3.40%    (10)            4.8             47
Qualified XII (1.10)                       9.720       9.905            1.90%     (9)           22.4            222
Qualified XII (1.15)                      10.052       9.902           (1.49%)    (7)          688.9          6,821
Qualified XII (1.20)                       9.905       9.898           (0.07%)   (12)           56.6            561
Qualified XII (1.50)                       9.973       9.878           (0.95%)    (5)            2.5             25
Qualified XIII                            10.056       9.915           (1.40%)    (7)        1,158.4         11,486
Qualified XV                               9.992       9.915           (0.77%)    (5)        5,937.8         58,874
Qualified XVI                              9.666       9.878            2.19%    (11)           11.1            110
Qualified XVIII                           10.023       9.895           (1.28%)    (6)        1,136.4         11,244
Annuity contracts in payment period                                                                           3,521
-------------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Qualified III                             15.046      19.268           28.06%            3,101,879.7     59,766,560
Qualified V                               14.893      19.041           27.85%                4,324.5         82,342
Qualified VI                              14.927      19.114           28.05%           11,377,408.3    217,471,707
Qualified VIII                            15.638      20.023           28.04%               12,327.2        246,830
Qualified X (1.15)                        14.991      19.216           28.18%               72,541.9      1,393,949
Qualified X (1.25)                        14.927      19.114           28.05%            1,369,984.2     26,186,352
Qualified XI                              15.015      19.285           28.44%              595,462.3     11,483,622

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Value
                                                          Per Unit           Increase (Decrease)           Units
                                                  ------------------------       in Value of            Outstanding       Reserves
                                                   Beginning     End of          Accumulation              at End          at End
                                                    of Year       Year               Unit                 of Year         of Year
-----------------------------------------------------------------------------------------------------------------------------------
PPI MFS Emerging Equities Portfolio (continued):
Qualified XII (0.40)                               $  10.705   $  12.776             19.35%   (11)        339,956.1   $   4,343,297
Qualified XII (0.45)                                  10.094      11.002              9.00%   (12)            371.1           4,083
Qualified XII (0.50)                                   9.990      10.841              8.52%    (4)        178,397.7       1,933,950
Qualified XII (0.75)                                   9.828      10.982             11.74%    (6)        139,546.5       1,532,495
Qualified XII (0.80)                                  10.687      11.846             10.84%    (5)      3,491,453.8      41,360,324
Qualified XII (0.85)                                  10.399      12.800             23.09%    (1)        706,142.1       9,038,965
Qualified XII (0.90)                                  10.233      11.462             12.01%    (6)            236.2           2,707
Qualified XII (0.95)                                   9.940      12.767             28.44%               626,638.0       8,000,073
Qualified XII (1.00)                                   9.932      12.750             28.37%             2,223,124.5      28,344,393
Qualified XII (1.05)                                   9.923      12.733             28.32%               102,952.0       1,310,884
Qualified XII (1.10)                                   9.915      12.716             28.25%                 6,017.4          76,519
Qualified XII (1.15)                                   9.907      12.699             28.18%               196,772.2       2,498,884
Qualified XII (1.20)                                  11.093      12.683             14.33%    (2)         88,260.5       1,119,370
Qualified XII (1.25)                                   9.891      12.666             28.06%                21,617.0         273,798
Qualified XII (1.30)                                   9.883      12.649             27.99%                 5,461.9          69,088
Qualified XII (1.40)                                  11.707      12.616              7.76%    (5)            928.1          11,708
Qualified XII (1.50)                                   9.850      12.582             27.74%                 5,349.1          67,305
Qualified XIII                                        14.999      19.264             28.44%               289,624.8       5,579,409
Qualified XV                                          14.974      19.232             28.44%               398,717.2       7,668,212
Qualified XVI                                         14.899      19.032             27.74%               135,640.9       2,581,496
Qualified XVII                                        14.927      19.114             28.05%                40,139.8         767,246
Qualified XVIII                                       14.927      19.114             28.05%                49,217.5         940,762
Annuity contracts in payment period                                                                                          27,431
-----------------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Qualified I                                            9.041      10.989             21.55%                   603.1           6,627
Qualified III                                         11.960      14.528             21.47%             1,379,652.6      21,623,158
Qualified V                                           13.682      16.593             21.28%                 8,235.9         136,659
Qualified VI                                          13.795      16.758             21.48%             8,758,122.7     146,764,601
Qualified VII                                         11.627      14.132             21.54%                50,979.3         720,451
Qualified VIII                                        11.636      14.134             21.47%                12,597.3         178,046
Qualified IX                                          11.436      13.926             21.77%                 1,089.6          15,174
Qualified X (1.15)                                    13.852      16.844             21.60%                 5,155.0          86,830
Qualified X (1.25)                                    13.795      16.758             21.48%             1,054,685.1      17,673,929
Qualified XI                                          13.877      16.907             21.83%               378,797.5       6,404,485
Qualified XII (0.40)                                   9.362      10.641             13.66%   (11)        331,957.8       3,532,250
Qualified XII (0.45)                                   9.862      10.577              7.25%   (12)            473.4           5,007
Qualified XII (0.50)                                  10.490      11.127              6.07%    (4)         79,769.0         887,585
Qualified XII (0.75)                                   9.917      10.558              6.46%    (6)         46,474.6         490,680
Qualified XII (0.80)                                  11.019      11.682              6.02%    (5)        750,388.3       8,766,147
Qualified XII (0.85)                                   8.861      10.661             20.31%    (1)        616,204.9       6,569,356
Qualified XII (0.90)                                  10.954      11.375              3.84%    (4)            827.6           9,414
Qualified XII (0.95)                                   8.727      10.633             21.84%               237,867.2       2,529,201
Qualified XII (1.00)                                   8.720      10.619             21.78%               741,692.5       7,875,882
Qualified XII (1.05)                                   8.713      10.605             21.71%                40,973.9         434,517
Qualified XII (1.10)                                  10.008      10.591              5.83%    (5)            121.2           1,283
Qualified XII (1.15)                                   8.698      10.577             21.60%               135,558.5       1,433,769
Qualified XII (1.20)                                   9.310      10.563             13.46%    (2)         49,879.0         526,859
Qualified XII (1.25)                                   8.597      10.549             22.71%    (1)          3,244.0          34,220
Qualified XII (1.30)                                   8.677      10.535             21.41%                 5,146.2          54,215
Qualified XII (1.40)                                   9.977      10.507              5.31%    (5)            219.8           2,309
Qualified XII (1.50)                                   8.649      10.479             21.16%                 1,814.1          19,011
Qualified XIII                                        13.862      16.889             21.84%               158,866.2       2,683,093
Qualified XV                                          13.839      16.861             21.84%               431,603.1       7,277,219
Qualified XVI                                         13.770      16.685             21.17%               146,727.9       2,448,181

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

---------------------------------------------------------------------------------------------------------------------------
                                                      Value
                                                     Per Unit         Increase (Decrease)           Units
                                             ------------------------     in Value of            Outstanding      Reserves
                                              Beginning     End of        Accumulation             at End         at End
                                               of Year       Year             Unit                of Year         of Year
---------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio (continued):
Qualified XVII                                $  13.795   $  16.758          21.48%                 56,680.1   $    949,819
Qualified XVIII                                  13.795      16.758          21.48%                 75,738.1      1,269,184
Qualified XIX                                     9.041      10.989          21.55%                 30,746.7        337,866
Qualified XX                                     11.960      14.528          21.47%                 23,436.6        340,489
---------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:
Qualified III                                    23.440      29.339          25.17%              2,244,308.4     65,845,563
Qualified V                                      19.248      24.053          24.96%                  6,631.6        159,509
Qualified VI                                     19.291      24.145          25.16%              2,186,996.3     52,805,949
Qualified VIII                                   16.585      20.756          25.15%                 11,497.4        238,643
Qualified X (1.15)                                9.473      10.502          10.86%    (11)         12,126.4        127,350
Qualified X (1.25)                                9.828      10.495           6.79%     (5)         42,212.8        443,007
Qualified XI                                     19.405      24.361          25.54%                182,556.6      4,447,294
Qualified XII (0.40)                             14.188      15.676          10.49%    (11)         36,644.4        574,430
Qualified XII (0.45)                              9.984      10.673           6.90%    (12)            191.7          2,046
Qualified XII (0.50)                             10.726      11.320           5.54%     (4)         71,604.9        810,587
Qualified XII (0.75)                              9.963      10.653           6.93%     (6)         49,316.4        525,368
Qualified XII (0.80)                             11.274      12.055           6.93%     (5)        376,470.9      4,538,245
Qualified XII (0.85)                             12.661      15.706          24.05%     (1)        382,755.1      6,011,447
Qualified XII (0.90)                             11.183      11.654           4.21%     (4)            957.3         11,156
Qualified XII (0.95)                             12.478      15.664          25.53%                103,316.6      1,618,377
Qualified XII (1.00)                             12.467      15.644          25.48%                291,491.9      4,559,986
Qualified XII (1.05)                             12.457      15.623          25.42%                 25,784.2        402,826
Qualified XII (1.10)                             14.846      15.602           5.09%     (4)          1,487.6         23,210
Qualified XII (1.15)                             12.437      15.582          25.29%                 75,919.6      1,182,959
Qualified XII (1.20)                             13.387      15.561          16.24%     (2)         19,782.0        307,830
Qualified XII (1.25)                             12.394      15.541          25.39%     (1)          1,059.7         16,468
Qualified XII (1.30)                             12.406      15.520          25.10%                  1,073.5         16,661
Qualified XII (1.40)                             14.631      15.479           5.80%     (5)             45.6            706
Qualified XII (1.50)                             12.365      15.438          24.85%                  1,255.5         19,383
Qualified XIII                                   19.384      24.335          25.54%                 48,710.8      1,185,364
Qualified XV                                     19.352      24.294          25.54%                171,101.9      4,156,785
Qualified XVI                                    19.256      24.041          24.85%                 28,002.3        673,209
Qualified XVII                                   19.291      24.145          25.16%                  5,459.7        131,826
Qualified XVIII                                  10.055      10.495           4.38%     (5)          1,552.3         16,292
---------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Qualified III                                    17.709      20.829          17.62%              2,962,630.7     61,707,422
Qualified V                                      16.782      19.707          17.43%                  3,201.7         63,094
Qualified VI                                     16.986      19.978          17.61%              4,030,904.1     80,530,902
Qualified VIII                                   14.312      16.832          17.61%                 21,064.0        354,542
Qualified X (1.15)                               17.056      20.081          17.74%                 27,591.3        554,056
Qualified X (1.25)                               16.986      19.978          17.61%                467,483.6      9,339,562
Qualified XI                                     17.087      20.157          17.97%                273,684.1      5,516,618
Qualified XII (0.40)                             12.570      13.602           8.21%    (11)        168,912.2      2,297,502
Qualified XII (0.50)                             10.711      10.797           0.80%     (4)        113,510.7      1,225,536
Qualified XII (0.75)                             10.009       9.781          (2.28%)    (6)         34,687.8        339,267
Qualified XII (0.80)                             11.338      11.041          (2.62%)    (5)        850,743.3      9,392,885
Qualified XII (0.85)                             11.868      13.628          14.83%     (1)        434,053.9      5,915,156
Qualified XII (0.90)                             10.020      11.029          10.07%    (10)              9.8            108
Qualified XII (0.95)                             11.522      13.592          17.97%                234,075.3      3,181,491
Qualified XII (1.00)                             11.512      13.574          17.91%                715,388.6      9,710,570
Qualified XII (1.05)                             11.503      13.556          17.85%                 29,581.3        401,001
Qualified XII (1.10)                             11.633      13.538          16.38%     (1)          3,300.1         44,677
Qualified XII (1.15)                             11.484      13.520          17.73%                 88,163.2      1,191,979
Qualified XII (1.20)                             12.274      13.502          10.00%     (2)         13,604.4        183,691
Qualified XII (1.25)                             11.465      13.485          17.62%                  2,493.0         33,617
Qualified XII (1.30)                             11.456      13.467          17.55%                    312.5          4,208

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

---------------------------------------------------------------------------------------------------------------------------
                                                     Value
                                                    Per Unit          Increase (Decrease)        Units
                                            ------------------------      in Value of         Outstanding       Reserves
                                             Beginning     End of         Accumulation           at End          at End
                                              of Year       Year              Unit              of Year         of Year
---------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio (continued):
Qualified XII (1.40)                         $  13.542   $  13.431           (0.82%)   (5)            125.4   $       1,685
Qualified XII (1.50)                            11.418      13.396           17.32%                 3,207.5          42,967
Qualified XIII                                  17.068      20.135           17.97%                81,257.4       1,636,113
Qualified XV                                    17.040      20.102           17.97%               353,311.2       7,102,088
Qualified XVI                                   16.955      19.892           17.32%                45,319.7         901,506
Qualified XVII                                  16.986      19.978           17.61%                 3,854.9          77,015
Qualified XVIII                                 16.986      19.978           17.61%                10,839.2         216,551
---------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Qualified III                                   16.608      20.929           26.02%             1,564,888.2      32,751,256
Qualified V                                     14.647      18.429           25.82%                 1,068.6          19,693
Qualified VI                                    14.400      18.146           26.01%             6,541,818.7     118,710,603
Qualified VIII                                  14.701      18.525           26.01%                 3,988.5          73,886
Qualified X (1.15)                              16.172      20.400           26.14%                47,435.8         967,704
Qualified X (1.25)                              16.131      20.328           26.02%               717,871.6      14,592,925
Qualified XI                                    14.485      18.309           26.40%               277,044.4       5,072,289
Qualified XII (0.40)                            15.042      16.863           12.11%   (11)        169,615.2       2,860,277
Qualified XII (0.45)                            10.302      11.057            7.33%   (12)            817.4           9,038
Qualified XII (0.50)                            10.256      11.551           12.63%    (4)          4,868.6          56,236
Qualified XII (0.75)                             9.961      11.036           10.79%    (6)         42,864.5         473,063
Qualified XII (0.80)                            10.967      12.153           10.81%    (5)      1,058,534.2      12,864,165
Qualified XII (0.85)                            13.562      16.895           24.58%    (1)        129,123.4       2,181,602
Qualified XII (0.90)                            10.840      11.792            8.78%    (4)            168.7           1,989
Qualified XII (0.95)                            13.332      16.851           26.40%               197,937.5       3,335,428
Qualified XII (1.00)                            13.321      16.829           26.33%               767,052.8      12,908,505
Qualified XII (1.05)                            13.310      16.806           26.27%                51,411.7         864,048
Qualified XII (1.10)                            14.258      16.784           17.72%    (2)          2,769.4          46,482
Qualified XII (1.15)                            13.288      16.762           26.14%                60,127.4       1,007,864
Qualified XII (1.20)                            14.232      16.740           17.62%    (2)         45,970.5         769,546
Qualified XII (1.25)                            13.156      16.718           27.08%    (1)          1,238.6          20,707
Qualified XII (1.30)                            13.256      16.696           25.95%                 2,748.4          45,888
Qualified XII (1.40)                            15.190      16.652            9.62%    (5)          1,524.7          25,389
Qualified XII (1.50)                            13.212      16.608           25.70%                 5,824.3          96,729
Qualified XIII                                  14.470      18.289           26.39%                84,841.6       1,551,639
Qualified XV                                    14.445      18.258           26.40%               109,122.7       1,992,390
Qualified XVI                                   14.374      18.068           25.70%                91,619.6       1,655,394
Qualified XVII                                  14.400      18.146           26.01%                29,383.6         533,207
Qualified XVIII                                 16.131      20.328           26.02%                18,939.4         385,001
Annuity contracts in payment period                                                                                  56,047
---------------------------------------------------------------------------------------------------------------------------

   Qualified I     Individual contracts issued prior to May 1, 1975 in
                   connection with "Qualified Corporate Retirement Plans"
                   established pursuant to Section 401 of the Internal Revenue
                   Code ("Code"); Tax-Deferred Annuity Plans established by the public school systems and tax-exempt organizations pursuant to Section 403(b) of the Code, and certain Individual
                   Retirement Annuity Plans established by or on behalf of
                   individuals pursuant to section 408(b) of the Code;
                   Individual contracts issued prior to November 1, 1975 in
                   connection with "H.R. 10 Plans" established by persons
                   entitled to the benefits of the Self-Employed Individuals Tax
                   Retirement Act of 1962, as amended; allocated group contracts issued prior to May 1, 1975 in connection with Qualified
                   Corporate Retirement Plans; and group contracts issued prior to October 1, 1978 in connection with Tax-Deferred Annuity
                   Plans.

   Qualified III   Individual contracts issued in connection with Tax-Deferred
                   Annuity Plans and Individual Retirement Annuity Plans since
                   May 1, 1975, H.R. 10 Plans since November 1, 1975; group
                   contracts issued since October 1, 1978 in connection with
                   Tax-Deferred Annuity Plans and group contracts issued since
                   May 1, 1979 in connection with Deferred Compensation Plans adopted by state and local governments and H.R. 10 Plans.

   Qualified V     Group AetnaPlus contracts issued since August 28, 1992 in
                   connection with Optional Retirement Plans established
                   pursuant to Section 403(b) or 401(a) of the Internal Revenue
                   Code.

   Qualified VI    Group AetnaPlus contracts issued in connection with
                   Tax-Deferred Annuity Plans and Retirement Plus Plans since
                   August 28, 1992.

Variable Annuity Account C
Condensed Financial Information - Year Ended December 31, 1998 (continued):

   Qualified VII     Certain existing contracts that were converted to ACES, an administrative system (previously valued under Qualified I).

   Qualified VIII    Group AetnaPlus contracts issued in connection with
                     Tax-Deferred Annuity Plans and Deferred Compensation Plans
                     adopted by state and local governments since June 30, 1993.

   Qualified IX      Certain large group contracts (Jumbo) that were converted
                     to ACES, an administrative system (previously valued under
                     Qualified VI).

   Qualified X       Individual Retirement Annuity and Simplified Employee
                     Pension Plans issued or converted to ACES, an
                     administrative system.

   Qualified XI      Certain large group contracts issued in connection with
                     Deferred Compensation Plans adopted by state and local
                     governments since January 1996.

   Qualified XII     Group Deferred Compensation Plan contracts shown separately by applicable daily charge.

   Qualified XIII    Certain existing contracts issued in connection with
                     Tax-Deferred Annuity Plans and Retirement Plus Plans issued through product exchange (previously valued under Qualified
                     VI).

   Qualified XIV     Certain existing contracts issued in connection with
                     Tax-Deferred Annuity Plans that were converted to ACES, an administrative system (previously valued under Qualified
                     III).

   Qualified XV      Certain existing contracts issued in connection with
                     Tax-Deferred Annuity Plans (previously valued under
                     Qualified VI).

   Qualified XVI     Group AetnaPlus contracts issued in connection with
                     Deferred Compensation Plans having contract modifications
                     effective April 7, 1997.

   Qualified XVII    Group AetnaPlus contracts issued in connection with
                     Deferred Compensation Plans having contract modifications
                     effective May 29, 1997.

   Qualified XVIII   Group AetnaPlus contracts issued in connection with
                     Deferred Compensation Plans having contract modifications
                     effective May 29, 1997.

   Qualified XIX     Group AetnaPlus contracts issued in connection with
                     Deferred Compensation Plans having contract modifications
                     effective May 29, 1997.

   Qualified XX      Group AetnaPlus contracts issued in connection with
                     Deferred Compensation Plans having contract modifications
                     effective May 29, 1997.

Notes to Condensed Financial Information

 (1) - Reflects less than a full year of performance activity. Funds were first received in this option during January 1998.

 (2) - Reflects less than a full year of performance activity. Funds were first received in this option during February 1998.

 (3) - Reflects less than a full year of performance activity. Funds were first received in this option during March 1998.

 (4) - Reflects less than a full year of performance activity. Funds were first received in this option during April 1998.

 (5) - Reflects less than a full year of performance activity. Funds were first received in this option during May 1998.

 (6) - Reflects less than a full year of performance activity. Funds were first received in this option during June 1998.

 (7) - Reflects less than a full year of performance activity. Funds were first received in this option during July 1998.

 (8) - Reflects less than a full year of performance activity. Funds were first received in this option during August 1998.

 (9) - Reflects less than a full year of performance activity. Funds were first received in this option during September 1998.

(10) - Reflects less than a full year of performance activity. Funds were first received in this option during October 1998.

(11) - Reflects less than a full year of performance activity. Funds were first received in this option during November 1998.

(12) - Reflects less than a full year of performance activity. Funds were first received in this option during December 1998.

See Notes to Financial Statements

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998

1. Summary of Significant Accounting Policies

   Variable Annuity Account C (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that are qualified under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1998:

       Aetna Ascent VP                                         Fidelity Investments Variable Insurance Products
       Aetna Balanced VP                                       Fund II:
       Aetna Bond VP                                           o Asset Manager Portfolio
       Aetna Crossroads VP                                     o Contrafund Portfolio
       Aetna GET Fund, Series B                                o Index 500 Portfolio
       Aetna GET Fund, Series C                                Janus Aspen Series:
       Aetna GET Fund, Series D                                o Aggressive Growth Portfolio
       Aetna Growth and Income VP                              o Balanced Portfolio
       Aetna Growth VP                                         o Flexible Income Portfolio
       Aetna High Yield VP                                     o Growth Portfolio
       Aetna Index Plus Bond VP                                o Worldwide Growth Portfolio
       Aetna Index Plus Large Cap VP                           Lexington Emerging Markets Fund
       Aetna Index Plus Mid Cap VP                             Lexington Natural Resources Trust Fund
       Aetna Index Plus Small Cap VP                           MFS Funds:
       Aetna International VP                                  o Total Return Series
       Aetna Legacy VP                                         Oppenheimer Funds:
       Aetna Money Market VP                                   o Global Securities Fund
       Aetna Real Estate Securities VP                         o Strategic Bond Fund
       Aetna Small Company VP                                  Portfolio Partners, Inc. (PPI):
       Aetna Value Opportunity VP                              o PPI MFS Emerging Equities Portfolio
       Calvert Social Balanced Portfolio                       o PPI MFS Research Growth Portfolio
       Fidelity Investments Variable Insurance Products Fund:  o PPI MFS Value Equity Portfolio
       o Equity-Income Portfolio                               o PPI Scudder International Growth Portfolio
       o Growth Portfolio                                      o PPI T. Rowe Price Growth Equity Portfolio
       o High Income Portfolio
       o Overseas Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

   d. Annuity Reserves

   Annuity reserves held in the Account are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998 (continued):

3. Dividend Income

   On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1998 and 1997 aggregated $3,304,244,413 and $2,443,668,181; $4,059,988,283 and
   $2,013,561,413, respectively.

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net
   Assets

-------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                             Valuation        Proceeds         Cost of          Net
                                                              Period            from         Investments     Realized
                                            Dividends       Deductions          Sales           Sold        Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------

  Aetna Ascent VP: (1)                   $    4,099,373   ($    970,989)   $   11,412,260   $  8,849,863   $  2,562,397
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Balanced VP: (2)                    164,981,369     (11,769,413)      170,317,767    127,614,543     42,703,224
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna Bond VP: (3)                         22,962,206      (4,524,317)       60,705,518     60,183,593        521,925
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna Crossroads VP: (4)                    2,857,543        (807,577)       14,346,330     11,896,097      2,450,233
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna Get Fund, Series B:                  17,006,590      (1,044,377)       35,975,652     24,014,822     11,960,830
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Get Fund, Series C:                  25,369,439      (3,371,574)       95,082,475     71,161,693     23,920,782
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Get Fund, Series D:                   1,154,248        (337,762)                0              0              0
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Growth and Income VP: (5)         1,089,290,192     (73,720,169)    1,128,903,988    938,855,493    190,048,495
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna Growth VP: (6)                          124,674        (348,321)        5,016,498      4,785,323        231,175
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna High Yield VP: (7)                      121,758          (5,391)        1,502,593      1,551,979        (49,386)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Index Plus Bond VP:                      75,564          (3,850)          559,445        551,414          8,031
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Index Plus Large Cap VP: (8)         10,603,464      (1,786,058)       13,329,755     11,362,468      1,967,287
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna Index Plus Mid Cap VP: (9)              198,320         (11,890)        1,297,593      1,306,891         (9,298)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Index Plus Small Cap VP: (10)           195,090         (14,898)        1,781,711      2,020,397       (238,686)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna International VP: (11)                  101,318          (9,462)        1,561,383      1,739,124       (177,741)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------
  Aetna Legacy VP: (12)                       2,324,968        (578,374)       11,247,035     10,271,411        975,624
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna Money Market VP: (13)                12,126,669      (3,036,771)      277,970,761    276,464,964      1,505,797
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------------------
  Aetna Real Estate Securities VP: (14)          77,295          (6,563)          418,128        466,072        (47,944)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                 Net
          Net Unrealized
            Gain (Loss)                     Net          Increase (Decrease)                 Net Assets
----------------------------------       Change in          In Net Assets      --------------------------------------
   Beginning             End            Unrealized            from Unit            Beginning             End
    of Year            of Year          Gain (Loss)         Transactions            of Year            of Year
-----------------------------------------------------------------------------------------------------------------
 $  5,507,794      $   1,897,575      ($   3,610,219)      $   11,804,390
                                                                                $   72,115,304     $   86,000,256
-----------------------------------------------------------------------------------------------------------------
  141,499,248         87,636,330         (53,862,918)        (119,806,746)
                                                                                   968,354,403        982,574,403
                                                                                    21,193,276         29,218,792
-----------------------------------------------------------------------------------------------------------------
   (1,128,028)         4,484,663           5,612,691          (19,343,273)
                                                                                   372,629,553        377,693,504
                                                                                     6,218,756          6,384,037
-----------------------------------------------------------------------------------------------------------------
    2,614,303            598,907          (2,015,396)          21,876,020
                                                                                    49,739,310         74,028,644
                                                                                             0             71,489
-----------------------------------------------------------------------------------------------------------------
   22,946,346          6,591,127         (16,355,219)         (31,539,579)
                                                                                    79,552,932         59,581,177
-----------------------------------------------------------------------------------------------------------------
   46,742,374         52,568,856           5,826,482          (90,386,869)
                                                                                   236,822,693        198,180,953
-----------------------------------------------------------------------------------------------------------------
            0             75,991              75,991          270,087,653
                                                                                             0        270,980,130
-----------------------------------------------------------------------------------------------------------------
  438,575,885        (10,415,627)       (448,991,512)        (952,072,750)
                                                                                 6,078,549,136      5,846,282,205
                                                                                   292,045,818        328,867,005
-----------------------------------------------------------------------------------------------------------------
     (237,223)         7,094,432           7,331,655           56,413,060
                                                                                     1,098,483         64,734,239
                                                                                             0            116,487
-----------------------------------------------------------------------------------------------------------------
            0           (104,129)           (104,129)           1,281,526
                                                                                             0          1,244,378
-----------------------------------------------------------------------------------------------------------------
            0            (60,361)            (60,361)           1,406,227
                                                                                             0          1,425,611
-----------------------------------------------------------------------------------------------------------------
    6,964,574         38,198,247          31,233,673          113,822,649
                                                                                    83,098,319        238,578,749
                                                                                        76,758            437,343
-----------------------------------------------------------------------------------------------------------------
            0            420,810             420,810            3,518,535
                                                                                             0          4,116,477
-----------------------------------------------------------------------------------------------------------------
            0            395,906             395,906            4,615,743
                                                                                             0          4,953,155
-----------------------------------------------------------------------------------------------------------------
            0             53,600              53,600            2,048,312
                                                                                             0          2,016,027
-----------------------------------------------------------------------------------------------------------------
      588,337           (120,205)           (708,542)          18,514,701
                                                                                    32,749,254         53,070,226
                                                                                        53,658            261,063
-----------------------------------------------------------------------------------------------------------------
    5,712,842          5,409,256            (303,586)           8,301,664          240,346,197        258,856,854
                                                                                             0             83,117
-----------------------------------------------------------------------------------------------------------------
            0           (110,732)           (110,732)           1,649,010
                                                                                             0          1,561,066
-----------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                    Valuation        Proceeds       Cost of          Net
                                                                      Period           from       Investments      Realized
                                                     Dividends      Deductions         Sales          Sold       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Small Company VP: (15)                     $    408,671   ($    374,596)   $12,808,646    $13,441,212   ($    632,566)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Value Opportunity VP: (16)                      321,076        (248,765)     5,237,037      5,066,190         170,847
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio:                  4,618,537        (706,037)     6,463,168      4,551,117       1,912,051
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                           12,563,282      (2,635,293)    26,794,870     20,300,865       6,494,005
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio:                                  18,444,780      (2,023,269)    12,322,259     10,024,949       2,297,310
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  High Income Portfolio:                                      0          (5,690)       112,691        124,297         (11,606)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Overseas Portfolio:                                 1,074,038        (179,663)     7,836,104      7,260,256         575,848
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                            2,980,690        (315,932)     2,910,017      2,416,750         493,267
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Contrafund Portfolio:                              15,297,373      (3,578,430)    26,959,224     18,010,395       8,948,829
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio:                                2,402,321        (956,584)     3,863,355      2,441,761       1,421,594
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series:
  Aggressive Growth Portfolio:                                0      (2,715,064)    29,546,424     20,073,556       9,472,868
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio:                                 2,769,822        (716,695)     5,961,535      4,458,066       1,503,469
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio:                          1,688,473        (284,556)     6,263,674      5,778,906         484,768
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio:                                   6,243,312      (1,192,652)    10,856,472      7,922,879       2,933,593
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Worldwide Growth Portfolio:                        20,289,794      (6,298,518)    89,412,749     61,701,159      27,711,590
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Lexington Emerging Markets Fund:                      401,401         (60,257)     3,629,654      4,888,912      (1,259,258)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Lexington Natural Resources Trust Fund:             1,725,445        (338,985)    20,532,500     19,980,740         551,760
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                             Net
         Net Unrealized
           Gain (Loss)                   Net         Increase (Decrease)               Net Assets
--------------------------------      Change in         In Net Assets      ------------------------------
   Beginning           End           Unrealized           from Unit           Beginning           End
    of Year          of Year         Gain (Loss)        Transactions           of Year          of Year
---------------------------------------------------------------------------------------------------------
   ($166,700)        ($403,739)        ($237,039)        $43,856,203
                                                                              $4,956,212      $47,966,985
                                                                                       0            9,901
---------------------------------------------------------------------------------------------------------
    (274,002)        3,491,978         3,765,980          22,736,361
                                                                               2,039,640       28,785,139
---------------------------------------------------------------------------------------------------------
   7,196,636         9,585,862         2,389,226           1,243,219
                                                                              54,444,411       63,901,407
---------------------------------------------------------------------------------------------------------
  33,998,298        37,581,942         3,583,644          15,460,299
                                                                             190,735,350      226,201,287
---------------------------------------------------------------------------------------------------------
  22,394,599        60,197,198        37,802,599          45,629,738
                                                                             128,257,345      230,408,503
---------------------------------------------------------------------------------------------------------
           0             8,863             8,863           1,619,989
                                                                                       0        1,611,556
---------------------------------------------------------------------------------------------------------
     225,478           253,388            27,910            (132,737)
                                                                              13,449,206       14,814,602
---------------------------------------------------------------------------------------------------------
   3,922,056         3,974,260            52,204             290,089
                                                                              23,199,341       26,699,659
---------------------------------------------------------------------------------------------------------
  50,217,979       106,134,557        55,916,578          26,948,171
                                                                             256,548,805      360,081,326
---------------------------------------------------------------------------------------------------------
  11,512,547        26,655,788        15,143,241          17,619,975
                                                                              57,721,771       93,352,318
---------------------------------------------------------------------------------------------------------
  36,485,267        99,893,644        63,408,377          11,462,457
                                                                             210,600,444      292,229,082
---------------------------------------------------------------------------------------------------------
   4,804,494        20,140,807        15,336,313          38,532,102
                                                                              37,451,981       94,876,992
---------------------------------------------------------------------------------------------------------
     381,113           175,498          (205,615)         16,062,139
                                                                              14,756,039       32,501,248
---------------------------------------------------------------------------------------------------------
  11,683,190        34,398,134        22,714,944          22,205,253
                                                                              79,992,417      132,697,360
                                                                                  35,986          235,492
---------------------------------------------------------------------------------------------------------
  62,504,868       137,641,800        75,136,932          70,151,913
                                                                             429,093,163      615,835,740
                                                                                 116,838          365,972
---------------------------------------------------------------------------------------------------------
    (968,279)       (1,654,236)         (685,957)            (90,067)
                                                                               5,788,593        4,094,455
---------------------------------------------------------------------------------------------------------
   1,786,893        (6,226,325)       (8,013,218)        (17,149,400)
                                                                              42,965,725       19,741,327
---------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                   Valuation          Proceeds          Cost of             Net
                                                                    Period              from          Investments        Realized
                                                Dividends         Deductions           Sales              Sold          Gain (Loss)
                                             ---------------- ------------------  ---------------- ----------------- --------------

   MFS Fund:
   Total Return Series:                                  $0              ($980)          $12,895           $13,063          ($168)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Oppenheimer Funds:
   Global Securities Fund:                                0             (3,966)        1,212,566         1,238,363        (25,797)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Strategic Bond Fund:                                   0            (10,626)          961,012           980,672        (19,660)
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc. (PPI):
   PPI MFS Emerging Equities Portfolio:           1,085,565         (4,502,863)       75,859,428        69,641,869      6,217,559
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                52,603         (2,749,051)       46,349,744        43,146,611      3,203,133
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Value Equity Portfolio:                  176,769         (1,585,851)       15,602,083        13,837,807      1,764,276
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:      366,652         (2,452,299)      173,282,604       152,346,231     20,936,373
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   PPI T. Rowe Price Growth Equity Portfolio:     1,039,956         (2,274,233)       27,448,578        24,867,649      2,580,929
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------------
   Total Variable Annuity Account C          $1,447,620,640      ($138,558,611)   $2,443,668,181    $2,067,610,422   $376,057,759
===================================================================================================================================

 (1) Effective May 1, 1998, Aetna Ascent Variable Portfolio's name changed to Aetna Ascent VP.

 (2) Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced VP.

 (3) Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond Fund VP.

 (4) Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.

 (5) Effective May 1, 1998, Aetna Variable Fund's name changed to Aetna Growth and Income VP.

 (6) Effective May 1, 1998, Aetna Variable Growth Portfolio's name changed to Aetna Growth VP.

 (7) Effective May 1, 1998, Aetna High Yield Portfolio's name changed to Aetna High Yield VP.

 (8) Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.

 (9) Effective May 1, 1998, Aetna Index Plus Mid Cap Portfolio's name changed to Aetna Index Plus Mid Cap VP.

(10) Effective May 1, 1998, Aetna Index Plus Small Cap Portfolio's name changed to Aetna Index Plus Small Cap VP.

(11) Effective May 1, 1998, Aetna International Portfolio's name changed to Aetna International VP.

(12) Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.

(13) Effective May 1, 1998, Aetna Variable Encore Fund's name changed to Aetna Money Market VP.

(14) Effective May 1, 1998, Aetna Real Estate Securities Portfolio's name changed to Aetna Real Estate Securities VP.

(15) Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.

(16) Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

---------------------------------------------------------------------------------------------------------------
         Net Unrealized                                     Net
           Gain (Loss)                  Net         Increase (Decrease)                   Net Assets
--------------------------------     Change in         In Net Assets      -------------------------------------
   Beginning           End           Unrealized          from Unit             Beginning               End
    of Year          of Year        Gain (Loss)        Transactions             of Year              of Year
---------------------------------------------------------------------------------------------------------------
          $0           $21,009          $21,009             $365,906
                                                                                        $0             $385,767
---------------------------------------------------------------------------------------------------------------
           0            90,591           90,591              915,293
                                                                                         0              976,121
---------------------------------------------------------------------------------------------------------------
           0            23,736           23,736            2,263,649
                                                                                         0            2,253,578
---------------------------------------------------------------------------------------------------------------

                                                                                         0                3,521
---------------------------------------------------------------------------------------------------------------
  (3,901,193)       87,984,814       91,886,007          (13,492,672)
                                                                               352,966,999          434,156,330
---------------------------------------------------------------------------------------------------------------
                                                                                    23,166               27,431
  (4,166,217)       40,672,835       44,839,052          (30,288,218)
                                                                               227,029,997          242,087,516
---------------------------------------------------------------------------------------------------------------
   1,637,084        30,665,227       29,028,143            5,182,435
                                                                               116,286,704          150,852,476
---------------------------------------------------------------------------------------------------------------
   3,033,630        18,451,441       15,417,811          (35,002,543)
                                                                               202,699,815          201,965,809
---------------------------------------------------------------------------------------------------------------
   3,371,568        45,568,978       42,197,410            2,934,376
                                                                               169,450,553          215,872,943
                                                                                         0               56,047
---------------------------------------------------------------------------------------------------------------
$915,465,761      $949,942,696      $34,476,935       ($ 448,485,797)      $11,155,254,351      $12,426,365,277
===============================================================================================================

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                     Valuation       Proceeds       Cost of          Net
                                                                       Period          from       Investments     Realized
                                                   Dividends         Deductions       Sales           Sold       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------

  Aetna Variable Fund:                          $1,291,034,822     ($ 68,500,273) $205,088,291   $150,120,010   $ 54,968,281
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Income Shares:                              22,258,737        (4,263,839)   46,789,033     49,260,722     (2,471,689)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                        9,635,587        (2,938,575)  206,958,669    210,166,945     (3,208,276)
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:            128,304,517       (10,844,018)   37,558,168     27,770,494      9,787,674
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                         13,341,021        (1,078,816)    7,648,728      4,940,723      2,708,005
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                          3,678,012        (3,257,441)   13,972,003     11,896,317      2,075,686
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                   4,541,482          (578,657)      498,613        380,091        118,522
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:               3,316,159          (392,434)      409,248        325,568         83,680
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                   1,788,369          (229,584)    2,265,127      2,019,840        245,287
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Variable Portfolios Inc:
  Aetna Variable Capital Appreciation Portfolio:       312,433            (2,197)      123,165        113,851          9,314
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Variable Growth Portfolio:                     249,335            (1,093)       80,207         72,190          8,017
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:               3,327,658          (542,532)   29,980,862     29,823,433        157,429
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------
  Aetna Variable Small Company Portfolio:              269,004            (5,868)      478,457        428,319         50,138
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Alger American Funds:
  Growth Portfolio: (1)                              1,199,482        (1,526,918)  169,481,196    134,718,793     34,762,403
  Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------
  Small Capitalization Portfolio: (7)               11,721,861        (3,575,543)  403,516,606    343,440,431     60,076,175
  Annuity contracts in accumulation
  Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                 Net
           Net Unrealized
            Gain (Loss)                     Net          Increase (Decrease)                  Net Assets
-----------------------------------      Change in          In Net Assets      -----------------------------------
    Beginning             End            Unrealized           from Unit            Beginning              End
     of Year            of Year         Gain (Loss)         Transactions            of Year             of Year
------------------------------------------------------------------------------------------------------------------
   $327,744,944      $438,575,885       $110,830,941          $75,435,966
                                                                                $4,694,078,344      $6,078,549,136
                                                                                   212,746,872         292,045,818
------------------------------------------------------------------------------------------------------------------
     (9,314,233)       (1,128,028)         8,186,205           (4,710,418)
                                                                                   354,233,289         372,629,553
                                                                                     5,616,023           6,218,756
------------------------------------------------------------------------------------------------------------------
       (750,036)        5,712,842          6,462,878          (14,909,883)
                                                                                   245,304,466         240,346,197
------------------------------------------------------------------------------------------------------------------
     97,219,569       141,499,248         44,279,679            2,724,400
                                                                                   800,532,626         968,354,403
                                                                                    14,762,802          21,193,276
------------------------------------------------------------------------------------------------------------------
     17,286,695        22,946,346          5,659,651           (6,139,082)
                                                                                    65,062,153          79,552,932
------------------------------------------------------------------------------------------------------------------
      2,983,885        46,742,374         43,758,489           (8,490,216)
                                                                                   199,058,163         236,822,693
------------------------------------------------------------------------------------------------------------------
      1,716,824         5,507,794          3,790,970           42,582,396
                                                                                    21,660,591          72,115,304
------------------------------------------------------------------------------------------------------------------
        838,329         2,614,303          1,775,974           30,197,010
                                                                                    14,758,921          49,739,310
------------------------------------------------------------------------------------------------------------------
        112,482           588,337            475,855           21,455,983
                                                                                     9,067,002          32,749,254
                                                                                             0              53,658
------------------------------------------------------------------------------------------------------------------
              0          (274,002)          (274,002)           1,994,092
                                                                                             0           2,039,640
------------------------------------------------------------------------------------------------------------------
              0          (237,223)          (237,223)           1,079,447
                                                                                             0           1,098,483
------------------------------------------------------------------------------------------------------------------
         80,325         6,964,574          6,884,249           62,694,836
                                                                                    10,653,437          83,098,319
                                                                                             0              76,758
------------------------------------------------------------------------------------------------------------------
              0          (166,700)          (166,700)           4,809,638
                                                                                             0           4,956,212
------------------------------------------------------------------------------------------------------------------
      6,730,808                 0         (6,730,808)        (132,576,331)
                                                                                   104,872,172                   0
------------------------------------------------------------------------------------------------------------------
     39,364,541                 0        (39,364,541)        (352,729,122)
                                                                                   323,871,170                   0
                                                                                             0                   0
------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                             Valuation       Proceeds        Cost of            Net
                                                              Period           from        Investments       Realized
                                             Dividends      Deductions        Sales            Sold         Gain (Loss)
------------------------------------------------------------------------------------------------------------------------

  American Century Investments -
  Capital Appreciation Fund: (2)            $ 5,882,464    ($ 2,974,651)  $347,378,690    $348,986,817     ($ 1,608,127)
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio:          3,787,208        (578,804)     1,767,421       1,342,657          424,764
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                   11,536,379      (1,844,101)     2,876,456       2,187,102          689,354
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio:                           3,033,640      (1,277,878)     1,967,157       1,268,813          698,344
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Overseas Portfolio:                           762,691        (144,474)     6,265,740       5,529,606          736,134
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                    2,134,313        (253,981)     1,353,806       1,132,813          220,993
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Contrafund Portfolio:                       4,376,096      (2,382,593)       989,526         754,795          234,731
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio:                          890,215        (515,853)     2,042,782       1,517,607          525,175
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Franklin Government Securities Trust: (3)   1,578,341        (279,189)    35,001,358      34,302,739          698,619
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series:
  Aggressive Growth Portfolio:                        0      (2,188,842)    16,697,333      12,596,723        4,100,610
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio:                           940,676        (329,511)     1,236,230         981,509          254,721
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio:                    757,640        (131,213)     4,035,296       3,816,553          218,743
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio:                           1,871,919        (768,752)     1,933,431       1,461,183          472,248
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------
  Short-Term Bond Portfolio: (4)                 64,108         (25,465)     5,452,797       5,400,161           52,636
  Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------
  Worldwide Growth Portfolio:                 5,510,563      (4,109,527)    16,620,763      10,266,465        6,354,298
  Annuity contracts in accumulation
  Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                              Net
         Net Unrealized
          Gain (Loss)                    Net          Increase (Decrease)                Net Assets
-------------------------------       Change in          In Net Assets      -------------------------------
   Beginning           End           Unrealized            from Unit           Beginning            End
    of Year          of Year         Gain (Loss)         Transactions           of Year           of Year
-----------------------------------------------------------------------------------------------------------
   $8,139,519               $0       ($8,139,519)        ($339,404,560)
                                                                             $346,244,393                $0
-----------------------------------------------------------------------------------------------------------
    2,963,927        7,196,636         4,232,709             6,589,199
                                                                               39,989,335        54,444,411
-----------------------------------------------------------------------------------------------------------
   10,675,870       33,998,298        23,322,428            50,561,862
                                                                              106,469,428       190,735,350
-----------------------------------------------------------------------------------------------------------
    5,256,264       22,394,599        17,138,335            28,222,857
                                                                               80,442,047       128,257,345
-----------------------------------------------------------------------------------------------------------
      649,630          225,478          (424,152)            4,069,619
                                                                                8,449,388        13,449,206
-----------------------------------------------------------------------------------------------------------
    2,502,591        3,922,056         1,419,465             2,575,422
                                                                               17,103,129        23,199,341
-----------------------------------------------------------------------------------------------------------
   15,161,493       50,217,979        35,056,486           100,377,564
                                                                              118,886,521       256,548,805
-----------------------------------------------------------------------------------------------------------
    2,304,865       11,512,547         9,207,682            26,383,649
                                                                               21,230,903        57,721,771
-----------------------------------------------------------------------------------------------------------
      405,959                0          (405,959)          (24,948,755)
                                                                               23,356,943                 0
-----------------------------------------------------------------------------------------------------------
   17,668,916       36,485,267        18,816,351            16,995,758
                                                                              172,876,567       210,600,444
-----------------------------------------------------------------------------------------------------------
      751,567        4,804,494         4,052,927            17,251,901
                                                                               15,281,267        37,451,981
-----------------------------------------------------------------------------------------------------------
      140,666          381,113           240,447             5,252,958
                                                                                8,417,464        14,756,039
-----------------------------------------------------------------------------------------------------------
    2,192,571       11,683,190         9,490,619            28,161,560
                                                                               40,800,809        79,992,417
                                                                                        0            35,986
-----------------------------------------------------------------------------------------------------------
       (6,468)               0             6,468            (1,788,353)
                                                                                1,690,606                 0
-----------------------------------------------------------------------------------------------------------
   16,710,390       62,504,868        45,794,478           203,261,915
                                                                              172,398,274       429,093,163
                                                                                        0           116,838
-----------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1998 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                       Valuation          Proceeds        Cost of           Net
                                                                        Period              from        Investments      Realized
                                                       Dividends      Deductions           Sales            Sold        Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
   Lexington Emerging Markets Fund:                         $4,375        ($79,412)      $1,639,618      $1,424,729       $214,889
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:               1,239,038        (531,930)      14,866,827      11,618,994      3,247,833
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Neuberger and Berman Advisers Management Trust -
   Growth Portfolio: (5)                                 8,158,940      (1,195,227)     128,039,479     103,983,767     24,055,712
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
   PPI MFS Emerging Equities Portfolio:                          0        (406,682)       3,797,005       3,880,012        (83,007)
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                            0        (262,081)       1,453,829       1,486,006        (32,177)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Value Equity Portfolio:                               0        (133,426)         928,145         929,114           (969)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Scudder International Growth Portfolio:               0        (235,626)      13,091,485      12,881,912        209,573
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   PPI MFS T. Rowe Price Growth Equity Portfolio:                0        (193,734)         891,088         887,544          3,544
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund -
   International Portfolio: (6)                          4,599,123      (2,286,635)     278,386,778     238,895,623     39,491,155
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Total Variable Annuity Account C                 $1,552,106,208   ($120,867,375)  $2,013,561,413  $1,773,010,971   $240,550,442
===================================================================================================================================

(1)  Effective November 28, 1997, this funds assets were transferred to the PPI
     T. Rowe Price Growth Equity Portfolio.

(2) Effective November 28, 1997, this funds assets were transferred to the PPI MFS Research Growth Portfolio.

(3) Effective November 28, 1997, this funds assets were transferred to Aetna Income Shares.

(4) Effective November 28, 1997, this funds assets were transferred to the Aetna Variable Encore Fund.

(5) Effective November 28, 1997, this funds assets were transferred to the PPI MFS Value Equity Portfolio.

(6) Effective November 28, 1997, this funds assets were transferred to the PPI Scudder International Growth Portfolio.

(7) Effective November 28, 1997, this funds assets were transferred to the PPI MFS Emerging Equities Portfolio.

-------------------------------------------------------------------------------------------------------------------
          Net Unrealized                                         Net
            Gain (Loss)                     Net          Increase (Decrease)                   Net Assets
----------------------------------       Change in          In Net Assets      ------------------------------------
   Beginning             End            Unrealized            from Unit            Beginning               End
    of Year            of Year          Gain (Loss)         Transactions            of Year              of Year
-------------------------------------------------------------------------------------------------------------------
 $    102,991       ($   968,279)     ($  1,071,270)       $    1,874,530
                                                                                $    4,845,481      $     5,788,593
-------------------------------------------------------------------------------------------------------------------
    3,997,171          1,786,893         (2,210,278)           17,376,715
                                                                                    23,844,347           42,965,725
-------------------------------------------------------------------------------------------------------------------
    9,459,521                  0         (9,459,521)         (116,641,588)
                                                                                    95,081,684                    0
-------------------------------------------------------------------------------------------------------------------
            0         (3,901,193)        (3,901,193)          357,381,047
                                                                                             0          352,966,999
                                                                                             0               23,166
-------------------------------------------------------------------------------------------------------------------
            0         (4,166,217)        (4,166,217)          231,490,472
                                                                                             0          227,029,997
-------------------------------------------------------------------------------------------------------------------
            0          1,637,084          1,637,084           114,784,015
                                                                                             0          116,286,704
-------------------------------------------------------------------------------------------------------------------
            0          3,033,630          3,033,630           199,692,238
                                                                                             0          202,699,815
-------------------------------------------------------------------------------------------------------------------
            0          3,371,568          3,371,568           166,269,175
                                                                                             0          169,450,553
-------------------------------------------------------------------------------------------------------------------
   29,299,509                  0        (29,299,509)         (204,019,879)
                                                                                   191,515,746                    0
-------------------------------------------------------------------------------------------------------------------
 $612,391,085        $915,465,761      $303,074,676        $  615,188,037       $8,565,202,363      $11,155,254,351
===================================================================================================================

                         Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and
  Contract Owners of Variable Annuity Account C:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account C (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account C as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                           /s/ KPMG LLP

Hartford, Connecticut
February 26, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                  Index to Consolidated Financial Statements


                                                                                  Page
                                                                                  ----
Independent Auditors' Report                                                       F-2

Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-3

   Consolidated Balance Sheets as of December 31, 1998 and 1997                    F-4

   Consolidated Statements of Changes in Shareholder's Equity For the Years
     Ended December 31, 1998, 1997 and 1996                                        F-5

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-6

   Notes to Consolidated Financial Statements                                      F-7

                         Independent Auditors' Report



The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:


We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                                              /s/ KPMG LLP




Hartford, Connecticut
February 3, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       Consolidated Statements of Income
                                   (millions)

                                                             Years Ended December 31,
                                                     ------------------------------------
                                                        1998         1997         1996
                                                     ----------   ----------   ----------
Revenue:
 Premiums                                             $   79.4     $   69.1     $   84.9
 Charges assessed against policyholders                  324.3        262.0        197.0
 Net investment income                                   877.6        878.8        852.6
 Net realized capital gains                               10.4         29.7         17.0
 Other income                                             29.6         38.3         43.6
                                                     ----------   ----------   ----------
  Total revenue                                        1,321.3      1,277.9      1,195.1
                                                     ----------   ----------   ----------
Benefits and expenses:
 Current and future benefits                             714.4        720.4        728.3
 Operating expenses                                      313.2        286.5        275.8
 Amortization of deferred policy acquisition costs       106.7         82.8         28.0
 Severance and facilities charges                           --           --         47.1
                                                     ----------   ----------   ----------
  Total benefits and expenses                          1,134.3      1,089.7      1,079.2
                                                     ----------   ----------   ----------
Income from continuing operations before
  income taxes                                           187.0        188.2        115.9

Income taxes                                              47.4         50.7         30.7
                                                     ----------   ----------   ----------
Income from continuing operations                        139.6        137.5         85.2
Discontinued Operations, net of tax
 Income from operations                                   61.8         67.8         55.9
 Gain on sale                                             59.0           --           --
                                                     ----------   ----------   ----------
Net income                                             $ 260.4      $ 205.3      $ 141.1
                                                     ==========   ==========   ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                    December 31,    December 31,
                                                                        1998            1997
                                                                    ------------    ------------
                             Assets
Investments:
 Debt securities available for sale, at fair value,
  (amortized cost: $11,570.3 and $12,912.2)                          $12,067.2        $13,463.8
 Equity securities, at fair value,
  Nonredeemable preferred stock (cost: $202.6 and $131.7)                203.3            147.6
  Investment in affiliated mutual funds (cost: $96.8 and$78.1)           100.1             83.0
  Common stock (cost: $1.0 and $0.2)                                       2.0               .6
 Short-term investments                                                   47.9             95.6
 Mortgage loans                                                           12.7             12.8
 Policy loans                                                            292.2            469.6
                                                                    ------------    ------------
    Total investments                                                 12,725.4         14,273.0
Cash and cash equivalents                                                608.4            565.4
Short-term investments under securities loan agreement                   277.3               --
Accrued investment income                                                151.6            163.0
Premiums due and other receivables                                        46.7             51.9
Reinsurance recoverable                                                2,959.8             11.8
Deferred policy acquisition costs                                        864.0          1,654.6
Reinsurance loan to affiliate                                               --            397.2
Deferred tax asset                                                       120.6               --
Other assets                                                              66.6             46.8
Separate accounts assets                                              29,458.4         22,982.7
                                                                    ------------    ------------
    Total assets                                                     $47,278.8        $40,146.4
                                                                    ============    ============
                   Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                              $ 3,815.9        $ 3,763.7
 Unpaid claims and claim expenses                                         18.8             38.0
 Policyholders' funds left with the Company                           11,305.6         11,143.5
                                                                    ------------    ------------
    Total insurance reserve liabilities                               15,140.3         14,945.2
 Payables under securities loan agreement                                277.3               --
 Other liabilities                                                       793.2            312.8
 Income taxes:
  Current                                                                279.8             12.4
  Deferred                                                                  --             72.0
 Separate accounts liabilities                                        29,430.2         22,970.0
                                                                    ------------    ------------
    Total liabilities                                                 45,920.8         38,312.4
                                                                    ------------    ------------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized;
  55,000 shares issued and outstanding)                                    2.8              2.8
 Paid-in capital                                                         427.3            418.0
 Accumulated other comprehensive income                                  104.8             92.9
 Retained earnings                                                       823.1          1,320.3
                                                                    ------------    ------------
    Total shareholder's equity                                         1,358.0          1,834.0
                                                                    ------------    ------------
     Total liabilities and shareholder's equity                      $47,278.8        $40,146.4
                                                                    ============    ============

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                          Years Ended December 31,
                                                   --------------------------------------
                                                      1998          1997          1996
                                                   ----------    ----------    ----------
Shareholder's equity, beginning of year             $1,834.0      $1,609.5      $1,583.0

Comprehensive income
 Net income                                            260.4         205.3         141.1
 Other comprehensive income (loss), net of tax:
   Unrealized gains (losses) on securities
    ($18.2 million, $49.9 million and
    $(110.6) million, pretax, respectively)             11.9          32.4         (72.0)
                                                   ----------    ----------    ----------
Total comprehensive income                             272.3         237.7          69.1
                                                   ----------    ----------    ----------
Capital contributions                                    9.3            --          10.4

Other changes                                            1.4           4.1         (49.5)

Common stock dividends                                (759.0)        (17.3)         (3.5)
                                                   ----------    ----------    ----------
Shareholder's equity, end of year                   $1,358.0      $1,834.0      $1,609.5
                                                   ==========    ==========    ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                           ---------------------------------------
                                                                             1998           1997           1996
                                                                           ---------      ---------      ---------
Cash Flows from Operating Activities:
Net income                                                                 $   260.4      $   205.3      $   141.1
Adjustments to reconcile net income to net cash provided by
 (used for) operating activities:
 Net accretion of discount on investments                                      (29.5)         (66.4)         (68.0)
 Gain on sale of discontinued operations                                       (88.3)            --             --
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities and net realized capital
   gains before changes in assets and liabilities                              142.6          138.9           73.1
 Net realized capital gains                                                    (11.1)         (36.0)         (19.7)
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities before changes in assets
   and liabilities                                                             131.5          102.9           53.4
   Changes in assets and liabilities:
    Decrease (increase) in accrued investment income                            11.4           (4.0)          16.5
    (Increase) decrease in premiums due and other receivables                  (16.3)         (33.3)           1.6
    Decrease (increase) in policy loans                                        177.4          (70.3)         (60.7)
    Increase in deferred policy acquisition costs                             (117.3)        (139.3)        (174.0)
    Decrease in reinsurance loan to affiliate                                  397.2          231.1           27.2
    Net increase in universal life account balances                            122.9          157.1          146.6
    Decrease in other insurance reserve liabilities                            (41.8)        (120.3)        (114.9)
    Net (decrease) increase in other liabilities and other assets              (50.8)         (41.7)           3.1
    Increase (decrease) in income taxes                                        100.4          (31.4)         (26.7)
    Other, net                                                                    --             --            1.1
                                                                           ---------      ---------      ---------
    Net cash provided by (used for) operating activities                       714.6           50.8         (126.8)
                                                                           ---------      ---------      ---------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                         6,790.2        5,311.3        5,182.2
  Equity securities                                                            150.1          103.1          190.5
  Mortgage loans                                                                 0.3            0.2            8.7
  Life business                                                                966.5             --             --
 Investment maturities and collections of:
  Debt securities available for sale                                         1,290.3        1,212.7          885.2
  Short-term investments                                                       129.9           89.3           35.0
 Cost of investment purchases in:
  Debt securities available for sale                                        (6,701.4)      (6,732.8)      (6,534.3)
  Equity securities                                                           (125.7)        (113.3)        (118.1)
  Other investments                                                         (2,725.9)            --             --
 Short-term investments                                                        (81.9)        (149.9)         (54.7)
 Other, net                                                                       --             --          (17.6)
                                                                           ---------      ---------      ---------
    Net cash used for investing activities                                    (307.6)        (279.4)        (423.1)
                                                                           ---------      ---------      ---------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                     1,571.1        1,621.2        1,579.5
 Withdrawals of investment contracts                                        (1,393.1)      (1,256.3)      (1,146.2)
 Capital contribution to Separate Account                                         --          (25.0)            --
 Return of capital from Separate Account                                         1.7           12.3             --
 Capital contribution from HOLDCO                                                9.3             --           10.4
 Dividends paid to shareholder                                                (553.0)         (17.3)          (3.5)
                                                                           ---------      ---------      ---------
    Net cash (used for) provided by financing activities                      (364.0)         334.9          440.2
                                                                           ---------      ---------      ---------
Net increase (decrease) in cash and cash equivalents                            43.0          106.3         (109.7)
Cash and cash equivalents, beginning of year                                   565.4          459.1          568.8
                                                                           ---------      ---------      ---------
Cash and cash equivalents, end of year                                     $   608.4      $   565.4      $   459.1
                                                                           =========      =========      =========
Supplemental cash flow information:
 Income taxes paid, net                                                    $    48.4      $    119.6     $    85.5
                                                                           =========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements


1. Summary of Significant Accounting Policies


   Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services in the United States. Prior to the sale of the domestic individual life insurance business on October 1, 1998, the Company had two business segments: financial services and individual life insurance. On October 1, 1998, the Company sold its domestic individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly they are now classified as Discontinued Operations. (Refer to note 2)


   Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.


   Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.


   Basis of Presentation
   ---------------------


   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARS"), whose ultimate parent is Aetna Inc. ("Aetna").


   The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.


   New Accounting Standards
   ------------------------


   Disclosures about Segments of an Enterprise and Related Information


   As of December 31, 1998, the Company adopted Financial Accounting Standard ("FAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. This statement establishes standards for the reporting of information relating to operating segments. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). The adoption of this statement did not change the composition or the results of operations of any of the operating segments of the Company, which are consistent with the management approach.

1. Summary of Significant Accounting Policies (continued)


   Accounting for the Costs of Computer Software Developed and Obtained for Internal Use


   On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal use computer software (in process at, and subsequent to the adoption date) be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company amortizes these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in a net after-tax increase to the results of operations of $6.5 million for the year ended December 31, 1998.


   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities


   In June 1996, the Financial Accounting Standards Board ("FASB") issued FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, that provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.


   Future Application of Accounting Standards
   ------------------------------------------


   Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That
     Do Not Transfer Insurance Risk


   In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.


   Accounting for Derivative Instruments and Hedging Activities


   In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of adoption of this statement and the potential effect on its financial position and results of operations.

1. Summary of Significant Accounting Policies (continued)


   Accounting by Insurance and Other Enterprises for Insurance-Related
   Assessments



   In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.


   Use of Estimates
   ----------------


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.



   Cash and Cash Equivalents
   -------------------------


   Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.


   Investments
   -----------


   Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available-for-sale investments, other than amounts allocable to experience-rated contractholders, are reflected in shareholder's equity, net of related taxes.


   Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

   At December 31, 1998 and 1997, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $277.3 million and $385.1 million, respectively.


   Purchases and sales of debt and equity securities are recorded on the trade date.


   The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.


   Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.


   Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.


   The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 4.)


   Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.


   Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.


   Deferred Policy Acquisition Costs
   ---------------------------------


   Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), such costs are amortized over expected premium-paying periods (up to 20 years). For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), and certain annuity contracts,

1. Summary of Significant Accounting Policies (continued)

   such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 50 years for universal life and up to 20 years for certain annuity contracts). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.


   Insurance Reserve Liabilities
   -----------------------------


   Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Prior to the sale of the domestic individual life insurance business on October 1, 1998, (refer to note 2), reserves for universal life products were equal to cumulative deposits less withdrawals and charges plus credited interest thereon, plus (less) net realized capital gains (losses) (which were reflected through credited interest rates). These reserves also included unrealized capital gains (losses) related to FAS No. 115. As a result of the sale and transfer of assets supporting the business, reserves for universal life products will no longer include net realized capital gains (losses) and unrealized gains (losses) related to FAS No. 115 for the years ended December 31, 1998 and beyond.


   Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are for immediate annuities with life contingent-payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.


   Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.


   Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.00% to 8.10% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.


   Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

1. Summary of Significant Accounting Policies (continued)


   Premiums, Charges Assessed Against Policyholders, Benefits and Expenses
   -----------------------------------------------------------------------


   For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.


   Separate Accounts
   -----------------


   Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in some cases, to minimum guaranteed rates) in shares of mutual funds which are managed by an affiliate of the Company, or other selected mutual funds not managed by the Company.


   As of December 31, 1998, Separate Accounts assets are carried at fair value. At December 31, 1998, unrealized gains of $10.0 million, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. At December 31, 1997, Separate Account assets supporting the guaranteed interest option were carried at an amortized cost of $658.6 million (fair value $668.7 million). Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.00% to 8.10% in 1998 and 4.10% to 8.10% in 1997.


   Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

1. Summary of Significant Accounting Policies (continued)


   Reinsurance
   -----------


   The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. The majority of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1998 is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to Note 2)


   Income Taxes
   ------------


   The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


2. Discontinued Operations-Individual Life Insurance


   On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Insurance reserves ceded as of December 31, 1998 were $2.9 billion. Deferred policy acquisition costs related to the life policies of $907.9 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale, and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $58 million will be deferred and amortized over approximately 15 years (as profits in the book of business sold emerge). The remaining portion of the gain was recognized immediately in net income and was largely attributed to the sale of the domestic life insurance business for access to the agency sales force and brokerage distribution channel. The unamortized portion of the gain is presented in other liabilities on the Consolidated Balance Sheets.


   The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million, $620.4 million and $445.7 million for 1998, 1997 and 1996, respectively. Premiums ceded and reinsurance recoveries made in 1998 totaled $153.4 million and $57.7 million, respectively.

3. Investments


   Debt securities available for sale as of December 31, 1998 were as follows:



                                                                           Gross          Gross
                                                          Amortized      Unrealized     Unrealized        Fair
    1998 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------
    U.S. government and government agencies
     and authorities                                      $   718.9        $ 60.4          $ 0.2       $   779.1

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               615.2          29.8            4.1           640.9
      Financial                                             2,259.2          94.6            5.6         2,348.2
      Transportation/capital goods                            580.8          33.0            1.1           612.7
      Health care/consumer products                         1,328.2          69.8            4.8         1,393.2
      Natural resources                                       254.5           6.9            2.3           259.1
      Other corporate securities                              261.7           5.8            7.4           260.1
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        5,299.6         239.9           25.3         5,514.2
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            507.6          30.4           32.9           505.1
      Utilities                                               147.0          32.4             --           179.4
      Other                                                   511.2          14.9            1.8           524.3
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,165.8          77.7           34.7         1,208.8
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           671.9          38.4            2.9           707.4
      Collateralized mortgage obligations                   1,879.6         119.7           10.4         1,988.9
   --------------------------------------------------------------------------------------------------------------
    Total residential mortgage-backed securities            2,551.5         158.1           13.3         2,696.3
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,114.9          30.9            9.8         1,136.0

    Other asset-backed securities                             719.3          13.8            0.6           732.5
   --------------------------------------------------------------------------------------------------------------

 Total debt securities                                    $11,570.3        $580.8          $83.9       $12,067.2
   ==============================================================================================================

3. Investments (continued)


   Debt securities available for sale as of December 31, 1997 were as follows:



                                                                             Gross          Gross
                                                          Amortized      Unrealized     Unrealized       Fair
    1997 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------

    U.S. government and government agencies
     and authorities                                      $ 1,219.7        $ 74.0          $ 0.1       $ 1,293.6

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               521.3          23.5            0.9           543.9
      Financial                                             2,370.7          84.6            1.3         2,454.0
      Transportation & capital goods                          528.2          33.2            0.1           561.3
      Healthcare & consumer products                          728.5          27.0            2.6           752.9
      Natural resources                                       143.5           5.5             --           149.0
      Other corporate securities                              545.2          27.2            0.1           572.3
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        4,837.4         201.0            5.0         5,033.4
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            612.5          36.7           23.6           625.6
      Utilities                                               177.5          28.7             --           206.2
      Other                                                   857.9          27.7           42.8           842.8
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,647.9          93.1           66.4         1,674.6
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           784.4          71.3            2.0           853.7
      Collateralized mortgage obligations                   2,280.5         137.4            2.0         2,415.9
   --------------------------------------------------------------------------------------------------------------
     Total residential mortgage-backed securities           3,064.9         208.7            4.0         3,269.6
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,127.8          34.0            0.4         1,161.4

    Other asset-backed securities                           1,014.2          17.1            0.4         1,030.9
   --------------------------------------------------------------------------------------------------------------

    Total debt securities                                 $12,912.2        $627.9          $76.3       $13,463.8
   ==============================================================================================================

   At December 31, 1998 and 1997, net unrealized appreciation of $496.9 million and $551.6 million, respectively, on available-for-sale debt securities included $355.8 million and $429.3 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.


   The amortized cost and fair value of debt securities for the year ended December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                               Amortized        Fair
        (Millions)                                Cost          Value
        ---------------------------------------------------------------
        Due to mature:
        One year or less                       $   553.5      $   554.6
        After one year through five years        2,619.7        2,692.4
        After five years through ten years       1,754.0        1,801.7
        After ten years                          2,257.4        2,453.7
        Mortgage-backed securities               3,666.4        3,832.3
        Other asset-backed securities              719.3          732.5
        ---------------------------------------------------------------
        Total                                  $11,570.3      $12,067.2
        ===============================================================

   At December 31, 1998 and 1997, debt securities carried at $8.8 million and $8.2 million, respectively, were on deposit as required by regulatory authorities.


   The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1998.


   Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:



                                                          1998                          1997
                                                 -----------------------       -----------------------
                                                    Fair       Amortized         Fair        Amortized
   (Millions)                                      Value          Cost           Value          Cost
-------------------------------------------------------------------------------------------------------

    Total residential CMOs (1)                   $ 1,988.9     $1,879.6        $ 2,415.9     $2,280.5
=======================================================================================================
    Percentage of total:
     Supporting experience rated  products            81.7%                         81.6%
     Supporting remaining products                    18.3%                         18.4%
-------------------------------------------------------------------------------------------------------
                                                     100.0%                        100.0%
=======================================================================================================

 (1) At December 31, 1998 and 1997, approximately 66% and 73%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

3. Investments (continued)


   There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1998 and 1997, approximately 2% and 4%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).


   Investments in equity securities available for sale as of December 31 were as follows:

    (Millions)                           1998        1997
   -------------------------------------------------------
    Amortized Cost                     $300.4      $210.0
    Gross unrealized gains               13.1        21.3
    Gross unrealized losses               8.1          .1
   -------------------------------------------------------
    Fair Value                         $305.4      $231.2
   =======================================================

4. Financial Instruments


   Estimated Fair Value
   --------------------


   The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1998 and 1997 were as follows:



                                              1998                       1997
                                      ---------------------      -----------------------
                                      Carrying       Fair        Carrying        Fair
(Millions)                             Value         Value        Value         Value
----------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                     $    12.7     $   12.3     $   12.8        $   12.4
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity             $ 1,063.9     $  984.3     $ 1,030.3       $1,005.4
   Without a fixed maturity           10,241.7      9,686.2      10,113.2        9,587.5
-----------------------------------------------------------------------------------------

   Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

   The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:


   Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.


   Investment contract liabilities (included in Policyholders' funds left with the Company):


   With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.


   Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.


   Off-Balance-Sheet and Other Financial Instruments
   -------------------------------------------------


   Futures Contracts:


   Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively.


   Warrants:


   Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1998 were $1.5 million, respectively. The carrying values and estimated fair values as of December 31, 1997 were $.6 million, respectively.

4. Financial Instruments (continued)

   Debt Instruments with Derivative Characteristics:


   The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1998 was as follows:



                                                         Amortized       Fair
    (Millions)                                               Cost        Value
   -----------------------------------------------------------------------------
    Residential collateralized mortgage obligations      $1,879.6      $1,988.9
     Principal-only strips (included above)                  20.2          24.0
     Interest-only strips (included above)                   17.3          18.0
    Other structured securities with derivative
     characteristics (1)                                     87.3          80.6
   -----------------------------------------------------------------------------

    (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.


5. Net Investment Income


   Sources of net investment income were as follows:

                                                1998        1997        1996
   ----------------------------------------------------------------------------
    Debt securities                            $ 798.8     $ 814.6     $ 805.3
    Nonredeemable preferred stock                 18.4        12.9         5.8
    Investment in affiliated mutual funds          6.6         3.8        10.8
    Mortgage loans                                 0.6         0.3         0.6
    Policy loans                                   7.2         5.7         6.4
    Reinsurance loan to affiliate                  2.3         5.5         9.3
    Cash equivalents                              44.6        38.8        27.1
    Other                                         16.7         9.5         1.8
   -----------------------------------------------------------------------------
    Gross investment income                      895.2       891.1       867.1
    Less: investment expenses                    (17.6)      (12.3)      (14.5)
   -----------------------------------------------------------------------------
    Net investment income                      $ 877.6     $ 878.8     $ 852.6
   =============================================================================

   Net investment income includes amounts allocable to experience rated contractholders of $655.6 million, $673.8 million and $649.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest credited to contractholders is included in current and future benefits.

6. Dividend Restrictions and Shareholder's Equity

   The Company paid $553.0 million and $17.3 million in cash dividends to HOLDCO in 1998 and 1997, respectively. Additionally, at December 31, 1998, the Company accrued $206.0 million in dividends. Of the $759.0 million dividends paid and accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.


   In January 1999, the accrued dividends of $206.0 million were paid by the Company to HOLDCO. Further dividends to be paid by the Company to HOLDCO during 1999 will need to be approved by the Insurance Department of the State of Connecticut (the "Department") prior to payment.


   The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $148.1 million, $80.5 million and $57.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory capital and surplus was $773.0 million and $778.7 million as of December 31, 1998 and 1997, respectively.


   As of December 31, 1998, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.


7. Capital Gains and Losses on Investment Operations


   Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.


   Net realized capital gains on investments were as follows:



    (Millions)                                      1998       1997       1996
   ----------------------------------------------------------------------------
    Debt securities                                $ 7.4      $21.1      $ 9.5
    Equity securities                                3.0        8.6        7.5
   ----------------------------------------------------------------------------
    Pretax realized capital gains                  $10.4      $29.7      $17.0
   ============================================================================
    After-tax realized capital gains               $ 7.3      $19.2      $11.1
   ============================================================================

   Net realized capital gains of $15.0 million, $83.7 million and $52.5 million for 1998, 1997 and 1996, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains were $118.6 million and $120.1 million at December 31, 1998 and 1997, respectively.

7. Capital Gains and Losses on Investment Operations (continued)

   Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:



    (Millions)                              1998          1997          1996
   ----------------------------------------------------------------------------
    Proceeds on sales                     $6,790.2      $5,311.3      $5,182.2
    Gross gains                               98.8          23.8          22.1
    Gross losses                              91.4           2.7          12.6
   ----------------------------------------------------------------------------

   Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:


    (Millions)                                          1998        1997        1996
   -----------------------------------------------------------------------------------
    Debt securities                                  $ 18.9      $44.3      $(100.1)
    Equity securities                                 (16.1)       5.6        (10.5)
    Other                                              15.4         --           --
   -----------------------------------------------------------------------------------
        Subtotal                                       18.2       49.9       (110.6)
    Increase (decrease) in deferred income taxes
      (Refer to note 8)                                 6.3       17.5        (38.6)
   -----------------------------------------------------------------------------------
    Net changes in accumulated other
      comprehensive income                           $ 11.9      $32.4      $ (72.0)
   ===================================================================================

   Net unrealized capital gains allocable to experience-rated contracts of $355.8 million at December 31, 1998 are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. At December 31, 1997, net unrealized capital gains of $356.7 million and $72.6 million at December 31, 1997 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

7. Capital Gains and Losses on Investment Operations (continued)


   Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience-rated contractholders, at December 31:



    (Millions)                                            1998      1997       1996
   ----------------------------------------------------------------------------------
    Debt securities:
     Gross unrealized capital gains                     $157.3     $140.6     $101.7
     Gross unrealized capital losses                     (16.2)     (18.4)     (23.8)
   ----------------------------------------------------------------------------------
                                                         141.1      122.2       77.9
   ----------------------------------------------------------------------------------
    Equity securities:
     Gross unrealized capital gains                       13.1       21.2       16.3
     Gross unrealized capital losses                      (8.1)      (0.1)      (0.8)
   ----------------------------------------------------------------------------------
                                                           5.0       21.1       15.5
   ----------------------------------------------------------------------------------
    Other:
     Gross unrealized capital gains                       17.1         --         --
     Gross unrealized capital losses                      (1.7)        --         --
   ----------------------------------------------------------------------------------
                                                          15.4         --         --
   ----------------------------------------------------------------------------------
    Deferred income taxes (Refer to note 8)               56.7       50.4       32.9
   ----------------------------------------------------------------------------------
    Net accumulated other comprehensive income          $104.8     $ 92.9     $ 60.5
   ==================================================================================

   Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:



   (Millions)                                           1998       1997         1996
   ----------------------------------------------------------------------------------
    Unrealized holding gains (losses) arising
      during the year (1)                               $38.3      $98.8       $(14.8)
    Less: reclassification adjustment for gains and
      other items included in net income (2)             26.4       66.4         57.2
   -----------------------------------------------------------------------------------
     Net unrealized gains (losses) on securities        $11.9      $32.4       $(72.0)
   ===================================================================================

    (1) Pretax unrealized holding gains (losses) arising during the year were $58.8 million, $152.3 million and ($22.9) million for 1998, 1997 and 1996, respectively.
    (2) Pretax reclassification adjustments for gains and other items included in net income were $40.6 million, $102.4 million and $87.7 million for 1998, 1997 and 1996, respectively.

8. Income Taxes


   The Company is included in the consolidated federal income tax return, the combined returns of Connecticut and New York, and the Illinois unitary state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.


   Income taxes from continuing operations consist of the following:



    (Millions)                                    1998         1997         1996
   -------------------------------------------------------------------------------
    Current taxes (benefits):
     Federal                                     $ 246.4      $ 28.7      $ 30.0
     State                                           1.3         2.0         2.3
     Net realized capital gains                     16.8        39.1        24.4
   ------------------------------------------------------------------------------
                                                   264.5        69.8        56.7
   ------------------------------------------------------------------------------
    Deferred taxes (benefits):
     Federal                                      (203.2)        9.4        (7.6)
     Net realized capital (losses)                 (13.9)      (28.5)      (18.4)
   ------------------------------------------------------------------------------
                                                  (217.1)      (19.1)      (26.0)
   ------------------------------------------------------------------------------
      Total                                      $  47.4      $ 50.7      $ 30.7
   ==============================================================================

   Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:



   (Millions)                                      1998        1997        1996
   ------------------------------------------------------------------------------
    Income from continuing operations before
      income taxes                                $187.0      $188.2      $115.9
    Tax rate                                        35%         35%         35%
    ------------------------------------------------------------------------------
    Application of the tax rate                     65.5        65.9        40.6
    Tax effect of:
     State income tax, net of federal benefit        0.9         1.3         1.5
     Excludable dividends                          (17.1)      (15.6)      (10.8)
     Other, net                                     (1.9)       (0.9)       (0.6)
   ------------------------------------------------------------------------------
      Income taxes                                $ 47.4      $ 50.7      $ 30.7
   ==============================================================================

8. Income Taxes (Continued)

   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:



    (Millions)                                           1998        1997
   ------------------------------------------------------------------------
    Deferred tax assets:
     Insurance reserves                                $ 324.1      $415.8
     Unrealized gains allocable to experience
      rated contracts                                    124.5       150.1
     Investment (gains) losses                            (0.3)        6.6
     Postretirement benefits other than pensions          26.0        26.3
     Deferred compensation                                38.6        31.2
     Restructuring charge                                  2.9         9.5
     Depreciation                                          1.7         3.9
     Sale of individual life                              48.9           -
     Other                                                16.0         8.8
   ------------------------------------------------------------------------
    Total gross assets                                   582.4       652.2
   ------------------------------------------------------------------------

    Deferred tax liabilities:
     Deferred policy acquisition costs                   272.7       515.6
     Market discount                                       4.5         5.1
     Net unrealized capital gains                        181.2       200.5
     Pension                                               3.9         3.6
     Other                                                (0.5)       (0.6)
   ------------------------------------------------------------------------
    Total gross liabilities                              461.8       724.2
   ------------------------------------------------------------------------
    Net deferred tax (asset) liability                 $(120.6)     $ 72.0
   ========================================================================

   Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1998 and 1997, no valuation allowances were required for unrealized capital gains and losses.


   Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.


   The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1998. This amount would be taxed only under certain conditions.

   No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.


   The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.


9. Benefit Plans


   Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $0.8 million, $2.7 million and $4.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.


   In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1998, 1997 and 1996 were $0.9 million, $2.7 million and $1.8 million, respectively.


   As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after-tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.


   The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.


   The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1998, 1997 and 1996 were $1.4 million, $0.6 million and $0.7 million, respectively.


   Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula,

 9. Benefit Plans (continued)


    which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on the Company's results of operations, liquidity or financial condition.


    Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.7 million, $4.4 million and $5.4 million in 1998, 1997 and 1996, respectively.


    Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1998, 1997 and 1996, were $4.1 million, $2.9 million and $8.1 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1998, other changes in shareholder's equity include an additional increase of $0.7 million reflecting revisions to the allocation of the deferred tax benefit.


10. Related Party Transactions


    Investment Advisory and Other Fees
    ----------------------------------


    In February 1998 and May 1998, Aeltus Investment Management Inc. ("Aeltus"), an affiliate of the Company, assumed investment advisory services for Aetna managed mutual funds and variable funds (collectively, the Funds), respectively. In connection with that assumption of duties, Aeltus entered into participation agreements with the Company. Participation fees paid to the Company, from Aeltus, included in charges assessed against policyholders amounted to $26.9 million for 1998. Prior to assuming investment advisory services, Aeltus served as subadvisor to the Funds. Since August 1996, Aeltus has served as advisor for most of the Company's General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1998, 1997 and 1996, the Company paid $21.7 million, $45.5 million and $16.0 million, respectively, in such fees.


    Prior to February 1998 and May 1998, the Company served as investment advisor to the Funds. Under the advisory agreements, the funds paid the Company a daily fee which, on an annual basis, ranged,

10. Related Party Transactions (continued)


    depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders, amounted to $287.0 million, $271.2 million and $186.6 million in 1998, 1997 and 1996, respectively.


    Reinsurance Transactions
    ------------------------


    Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred and the loan previously established was reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) as of December 31, 1997 relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million as of December 31, 1997 and was based upon the fair value of the underlying assets.


    Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct domestic individual non-participating life insurance business was sold to Lincoln. (Refer to note 2).


    The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $336.3 million, $176.7 million and $25.3 million and current and future benefits of $341.1 million, $183.9 million and $39.5 million, were assumed in 1998, 1997 and 1996, respectively. Investment income of $17.0 million, $37.5 million and $44.1 million was generated from the reinsurance loan to affiliate for the years ended December 31, 1998, 1997 and 1996, respectively.


    Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million, $5.9 million and $5.2 million for 1998, 1997 and 1996, respectively. This agreement was terminated effective October 1, 1998.


    Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly

10. Related Party Transactions (continued)


    renewable term basis. Premium amounts related to this agreement were $4.4 million and $0.7 million in 1998 and 1997, respectively. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.


    On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $87.8 million and $32.5 million were maintained for this contract as of December 31, 1998 and 1997, respectively.


    Capital Transactions
    --------------------


    The Company received a capital contribution of $9.3 million and $10.4 million in cash from HOLDCO in 1998 and 1996, respectively. The Company received no capital contributions in 1997.


    The Company paid $553.0 million, $17.3 million and 3.5 million in cash dividends to HOLDCO in 1998, 1997 and 1996, respectively. Additionally, in 1998, the Company accrued $206.0 million in dividends. (Refer to Note 6)


    Other
    -----


    Premiums due and other receivables include $1.6 million and $37.0 million due from affiliates in 1998 and 1997, respectively. Other liabilities include $2.2 million and $1.2 million due to affiliates for 1998 and 1997, respectively.


    As of December 31, 1998, Aetna transferred to the Company $0.7 million based on its decision not to settle state tax liabilities for the years 1998 and 1997. The amount transferred as of December 31, 1997 was $2.5 million. This amount has been reported as an other change in retained earnings.


    Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.


11. Reinsurance


    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 2)


    Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

11. Reinsurance (continued)


    The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.



                                                     Ceded to       Assumed
                                         Direct       Other       from Other      Net
     (Millions)                          Amount     Companies      Companies     Amount
    ------------------------------------------------------------------------------------

                  1998
                  ----
     Premiums:
      Discontinued Operations            $166.8       $165.4        $340.6       $342.0
      Accident and Health Insurance        16.3         16.3            --           --
      Annuities                            80.8          2.9           1.5         79.4
    ------------------------------------------------------------------------------------
       Total earned premiums             $263.9       $184.6        $342.1       $421.4
    ====================================================================================

                  1997
                  ----
     Premiums:
      Discontinued Operations            $ 35.7       $ 15.1        $177.4       $198.0
      Accident and Health Insurance         5.6          5.6            --           --
      Annuities                            67.9           --           1.2         69.1
    ------------------------------------------------------------------------------------
       Total earned premiums             $109.2       $ 20.7        $178.6       $267.1
    ====================================================================================

                  1996
                  ----
     Premiums:
      Discontinued Operations            $ 34.6       $ 11.2        $ 25.3       $ 48.7
      Accident and Health Insurance         6.3          6.3            --           --
      Annuities                            84.3           --           0.6         84.9
    ------------------------------------------------------------------------------------
       Total earned premiums             $125.2       $ 17.5        $ 25.9       $133.6
    ====================================================================================

12. Segment Information


    Prior to October 1, 1998, the Company's operations were reported through two major business segments: Financial Services and Individual Life Insurance (now Discontinued Operations). Summarized financial information for the Company's principal operations was as follows:



                                                    (4)            (4)
                                                 Financial     Discontinued
    1998 (Millions)                               Services      Operations       Other          Total
    ----------------------------------------------------------------------------------------------------
     Revenue from external customers            $   433.3              --            --       $   433.3
     Net investment income                          877.6              --            --           877.6
    ----------------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,310.9              --            --       $ 1,310.9
    ====================================================================================================
     Amortization of deferred policy
      acquisition costs                         $   106.7              --            --       $   106.7
    ----------------------------------------------------------------------------------------------------
     Income taxes                               $    57.7                       $ (10.3)      $    47.4
    ----------------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   151.5              --            --       $   151.5
     Unusual items (2)                                 --              --       $ (19.2)          (19.2)
     Realized capital gains, net of tax               7.3              --            --             7.3
    ----------------------------------------------------------------------------------------------------
     Income from continuing operations          $   158.8              --       $ (19.2)      $   139.6
     Discontinued operations, net of tax:
      Income from operations                           --        $   61.8            --            61.8
      Gain on sale                                     --            59.0            --            59.0
    ----------------------------------------------------------------------------------------------------
     Net income                                 $   158.8        $  120.8       $ (19.2)      $   260.4
    ====================================================================================================
     Segment assets                             $43,458.6        $3,820.2            --       $47,278.8
    ----------------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (3)            --              --       $   5.3       $     5.3
    ----------------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings include an after-tax severance benefit of $1.6 million and after-tax Year 2000 costs of $20.8 million.
     (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.
     (4) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

12. Segment Information (Continued)


                                                   (3)            (3)
                                                Financial     Discontinued
     1997 (Millions)                            Services       Operations     Other      Total
    ----------------------------------------------------------------------------------------------
     Revenue from external customers            $   369.4             --        --      $   369.4
     Net investment income                          878.8             --        --          878.8
    ----------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,248.2             --        --      $ 1,248.2
    ==============================================================================================
     Amortization of deferred policy
      acquisition costs                         $    82.8             --        --      $    82.8
    ----------------------------------------------------------------------------------------------
     Income taxes                               $    50.7             --        --      $    50.7
    ----------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   118.3             --        --      $   118.3
     Realized capital gains, net of tax              19.2             --        --           19.2
    ----------------------------------------------------------------------------------------------
     Income from continuing operations          $   137.5             --        --      $   137.5
     Discontinued Operations, net of tax:
      Income from operations                           --       $   67.8        --           67.8
    ----------------------------------------------------------------------------------------------
     Net Income                                 $   137.5       $   67.8        --      $   205.3
    ==============================================================================================
     Segment assets                             $36,638.8       $3,507.6        --      $40,146.4
    ----------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (2)            --             --      $9.6      $     9.6
    ----------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Expenditures for long-lived assets represents additions to property and equipment not allocable to business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                        (3)            (3)
                                                     Financial     Discontinued
     1996 (Millions)                                  Services      Operations       Other        Total
    -----------------------------------------------------------------------------------------------------
     Revenue from external customers                 $  325.5            --             --      $  325.5
     Net investment income                              852.6            --             --         852.6
    -----------------------------------------------------------------------------------------------------
     Total revenue excluding realized capital
      gains                                          $1,178.1            --             --      $1,178.1
    =====================================================================================================
     Amortization of deferred policy acquisition
      costs                                          $   28.0            --             --      $   28.0
    -----------------------------------------------------------------------------------------------------
     Income taxes                                    $   35.6            --         $ (4.9)     $   30.7
    -----------------------------------------------------------------------------------------------------
     Operating earnings (losses) (1)                 $   83.2            --             --      $   83.2
     Unusual items (2)                                     --            --           (9.1)         (9.1)
     Realized capital gains, net of tax:                 11.1            --             --          11.1
    -----------------------------------------------------------------------------------------------------
     Income from continuing operations               $   94.3                       $ (9.1)     $   85.2
     Discontinued operations, net of tax
      Income from operations                               --         $55.9             --          55.9
    -----------------------------------------------------------------------------------------------------
     Net income (loss)                               $   94.3         $55.9         $ (9.1)     $  141.1
    =====================================================================================================

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings represent $9.1 million after-tax corporate facilities and severance charges not directly allocable to the business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)


13. Commitments and Contingent Liabilities


    Commitments
    -----------


    Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1998 and 1997, the Company had commitments to purchase investments of $68.7 million and $38.7 million, respectively. The fair value of the investments at December 31, 1998 and 1997 approximated $68.9 million and $39.0 million, respectively.


    Litigation
    ----------


    The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

Form No. SAI.75988-99                                         ALIAC Ed. May 1999